UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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2013 PROXY STATEMENT AND NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

March 27, 2013

Dear Pepco Holdings, Inc. Stockholder:

This year’s proxy statement demonstrates our ongoing commitment to simplify and more effectively communicate the matters to be considered at our upcoming Annual Meeting and the other information included in our proxy statement. This year, you will see several enhancements in how we present information to you about our Board nominees, corporate governance practices and executive compensation policies and practices.

We have attempted to improve the readability of our proxy statement by writing in “plain English” and using easier to read columns and text throughout. We also have presented information in a clearer fashion by using more bulleted lists, tables and graphics, and by grouping and ordering information so that it is easier to find within the proxy statement. In addition, we now include a proxy statement summary which appears immediately after the Notice of 2013 Annual Meeting of Stockholders. This summary serves to highlight important information included elsewhere in the proxy statement. The Board and I believe that these changes reflect our ongoing commitment to make the information you are looking for easier to locate and review.

You will see that we also have continued to enhance the discussion and analysis of our executive compensation programs. Our compensation discussion and analysis section beginning on page 29 of this proxy statement seeks to demonstrate how our executives’ pay is linked to our performance and to clearly explain our executive compensation philosophy and practices. Also, pages 13 through 27 of this proxy statement include detailed information about our director nominees and why we believe they are qualified to serve you.

We trust these enhancements to our proxy statement disclosures will aid your review of this important information. We are committed to maintaining a constructive and open dialogue with all of our stockholders, and we view these improvements to our annual proxy information as an important part of this commitment to you.

Thank you for your continued investment in Pepco Holdings, Inc.

Sincerely,

Joseph M. Rigby
Chairman, President and Chief Executive Officer

Notice of 2013 Annual Meeting
of Stockholders

May 17, 2013

10:00 a.m.

To the Stockholders of Pepco Holdings, Inc.:

The 2013 Annual Meeting of Stockholders of Pepco Holdings, Inc., a Delaware corporation, will be held at 10:00 a.m., Eastern time, on Friday, May 17, 2013 (the doors will open to the public at 9:15 a.m.), at the Delmarva Power Conference Center, located at 4100 South Wakefield Drive, Newark, Delaware 19702, for the following purposes:

1.	To elect 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified;
2.	To approve, on an advisory basis, our executive compensation;
3.	To ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013; and
4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

All holders of record of our common stock at the close of business on Wednesday, March 20, 2013, will be entitled to notice of and to vote at the meeting.

If you plan to attend the meeting in person, you must obtain an admission ticket in advance. For more details, please refer to pages 5-6 of the proxy statement.

By order of the Board of Directors,

Jane K. Storero
Vice President and Secretary

March 27, 2013
Washington, D.C.

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Date:	May 17, 2013
Time:	10:00 a.m., Eastern time (the doors will open to the public at 9:15 a.m.)
Place:	Delmarva Power Conference Center 4100 South Wakefield Drive Newark, Delaware 19702
Record Date:	March 20, 2013
Agenda:
➢ Election of 13 directors each to serve a term of one year
➢ Approval, on an advisory basis, of our executive compensation
➢ Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013
➢ Transaction of any other business that may properly come before the meeting

Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Admission to Meeting:

If you plan to attend the meeting in person, you must present an admission ticket and a valid form of government-issued photo identification. If you are a record holder, your admission ticket is:

➢ attached to your proxy card, if you received a full set of materials;
➢ the e-mail you received, if you received materials by e-mail; or
➢ the Notice of Availability, if you did not receive proxy materials.

If you hold your shares in “street name” and you are planning to attend the meeting in person, you must send us a written request for an admission ticket, which we must receive by May 7, 2013. For more information, see “The Pepco Holdings, Inc. Annual Meeting — Attending the Annual Meeting in Person” beginning on page 5.

Voting Matters and the Board’s Recommendation

The following table summarizes the items that will be brought for a vote of our stockholders at the meeting, along with the Board’s recommendation as to how stockholders should vote on each item.

Proposal No.	Description of Proposal	Board’s Recommendation
1	Election of 13 director candidates nominated by the Board, each to serve a one-year term and until his or her successor has been elected and qualified	FOR
2	Approval, on an advisory basis, of the Company’s executive compensation (“Say on Pay”)	FOR
3	The ratification of the appointment, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013	FOR

In addition to these matters, stockholders may be asked to vote on such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

i

Votes Required for Approval

The table below summarizes the votes required for approval of each matter to be brought before the annual meeting, as well as the treatment of abstentions and broker non-votes.

Proposal Number	Description of Proposal	Vote Required for Approval	Abstentions	Broker Non Votes
1	Election of directors	Majority of votes cast	Not applicable	Not taken into account
2	Say on Pay advisory vote	Majority of shares present and entitled to vote	Against	Not taken into account
3	Ratification of independent registered public accounting firm	Majority of shares present and entitled to vote	Against	Not applicable

Director Nominees

The Board is comprised of 12 independent directors and our Chairman, who is also our President and Chief Executive Officer. The following table provides summary information about each director nominee, including whether the Board considers the nominee to be independent under the New York Stock Exchange’s independence standards and our Corporate Governance Guidelines. Each director is elected annually by a majority of votes cast.

Name	Age	Director Since	Occupation	Independent	Positions/Committee Memberships
Jack B. Dunn, IV	62	2004	President and Chief Executive Officer, FTI Consulting, Inc.	Yes	C, CG
H. Russell Frisby, Jr.	62	2012	Partner, Stinson Morrison Hecker LLP	Yes	F
Terence C. Golden	68	2002	Chairman, Bailey Capital Corporation	Yes	A, AE, F
Patrick T. Harker	54	2009	President, University of Delaware	Yes	A, C (Chair)
Frank O. Heintz	69	2006	Retired President and Chief Executive Officer, Baltimore Gas and Electric Company	Yes	LID, C, CG, E (Chair)
Barbara J. Krumsiek	60	2007	President and Chief Executive Officer, Calvert Investments, Inc.	Yes	C, F
George F. MacCormack	69	2002	Retired Group Vice President, DuPont	Yes	CG (Chair), F
Lawrence C. Nussdorf	66	2002	President and Chief Operating Officer, Clark Enterprises, Inc.	Yes	A, AE, CG, E
Patricia A. Oelrich	59	2010	Retired Vice President, IT Risk Management, GlaxoSmithKline Pharmaceuticals	Yes	A (Chair), AE, CG
Joseph M. Rigby	56	2009	Chairman, President and Chief Executive Officer, Pepco Holdings, Inc.	No	E
Frank K. Ross	69	2004	Retired Managing Partner, KPMG LLP	Yes	A, AE, C
Pauline A. Schneider	69	2002	Partner, Orrick, Herrington & Sutcliffe LLP	Yes	E, F
Lester P. Silverman	66	2006	Director Emeritus, McKinsey & Company, Inc.	Yes	C, F (Chair)

Key to Committee Memberships:

A	Audit Committee
AE	Audit Committee Financial Expert (as defined under Securities and Exchange Commission regulation)
C	Compensation/Human Resources Committee
CG	Corporate Governance/Nominating Committee
E	Executive Committee
F	Finance Committee
LID	Lead Independent Director

PHI Corporate Governance Highlights

Below are a number of PHI’s corporate governance highlights, including policies implemented and other governance achievements.

➢	Appropriately Sized Board (13 members)
➢	Average Age of Directors is 64
➢	Twelve out of 13 Directors are Independent
➢	Eight Board Meetings Held During 2012
➢	Diverse Board Members (as to Gender, Ethnicity, Experience and Skills)
➢	All Directors are Elected Annually
➢	Majority Voting for Directors
➢	Board Operates with a Lead Independent Director
➢	Compensation Committee Engaged Independent Compensation Consultant During 2012
➢	Independent Directors Routinely Meet Without Management Present
➢	Robust Director Nomination Process to Identify Talented and Diverse Board Members
➢	Board and Committees Conduct Annual Self-Evaluations
➢	Non-Employee Directors Receive a Portion of Compensation in Equity
➢	Significant Portion of Executive Compensation Tied to Our Performance
➢	Executive Officers’ and Directors’ Interests Aligned with Stockholders Through Mandatory Stock Ownership Requirements
➢	Compensation Recovery Provisions (“Clawbacks”) in Employment Agreements, 2012 Long-Term Incentive Plan and Award Agreements Intended to Comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the Sarbanes-Oxley Act of 2002.
➢	Directors Receive Orientation/Education Programs
➢	Code of Business Conduct and Ethics for Directors and Corporate Compliance Program
➢	Disclosure Committee For Financial Reporting
➢	“Say on Pay” Advisory Vote Conducted Annually
➢	Policy and Public Disclosure Related to Corporate Political and Lobbying Expenditures
➢	No-Hedging and No-Pledging Policies Adopted

PHI 2012 Business and Executive Compensation Highlights

Business Highlights

For the year ended December 31, 2012, the Company and its subsidiaries reported consolidated net income from continuing operations of $285 million, or $1.24 per diluted share, as compared to $260 million, or $1.15 per basic and diluted share, for the year ended December 31, 2011. The year-over-year increase in earnings primarily reflects higher electric transmission and distribution revenue, due to the positive effects of investments in utility infrastructure. However, this increase in earnings was offset by lower earnings at Pepco Energy Services resulting from the ongoing wind-down of the retail energy supply business and a challenging energy services market.

During 2012, the Company continued to make significant progress on executing its strategic plan to enhance stockholder value while continuing its commitment to focus on reliability enhancement and customer satisfaction across all of our service territories. Key components of this plan effected during 2012 include:

➢	an investment of approximately $1.2 billion in infrastructure improvements in 2012 focused on enhancing reliability throughout our service territories, and the approval of a capital expenditure plan for $5.9 billion of additional expenditures over the five-year period from 2013 to 2017;
➢	the filing of rate cases in each jurisdiction on an annual basis to align more closely revenue and related cash flow levels with other operation and maintenance spending and capital investments;
➢	the continued implementation of a comprehensive plan to improve reliability and customer satisfaction across our utilities’ service territories,

which resulted in a 24% reduction in the average number of power outages and a 26% decline in the average duration of outages in 2012 as compared to 2011;
➢	enhancement of our emergency restoration improvement program to address storm response, which resulted in enabling the utilities to restore power to our customers more quickly after the “derecho” storm in June and Hurricane Sandy in October; and
➢	installation and activation of advanced technology, such as smart meters and digital controls on overhead lines, throughout the majority of our utilities’ service territories, providing enhanced energy information and management options to customers and enabling more efficient power restoration.

Executive Compensation Highlights

During 2012, we adopted the following changes to our executive compensation programs to further align executive compensation with the interests of our stockholders and to reinforce good corporate governance practices:

➢	We received approval from stockholders of the performance goal criteria under the Company’s Long-Term Incentive Plan, or the LTIP, as required by Section 162(m) of the Internal Revenue Code of 1986, or the Code, in order to permit the deductibility of performance-based compensation paid under the LTIP in excess of $1 million.
➢	We received stockholder approval of two new compensation plans (the Company’s 2012 Long-Term Incentive Plan, or the 2012 LTIP, and the Company’s Amended and Restated Executive Incentive Compensation Plan, or the EICP), both of which included performance goal criteria intended to comply with Section 162(m) of the Code.
➢	We entered into an employment agreement with our new Executive Vice President and General Counsel, in which he elected to forego his right to an excise tax gross-up payment under the PHI Change-in-Control Severance Plan, and in which his compensation was aligned with specific performance objectives.
➢	We continued the practice of using total shareholder return relative to our peer group to determine performance-based awards granted in 2012 under the LTIP and the 2012 LTIP.
➢	We granted performance-based retention awards to certain executives under our long-term incentive plans in order to attract and retain these executives and to provide for compensation that is tied to the achievement of specific operational performance goal criteria.
➢	We expanded the practice commenced in 2011 of including compensation recovery, or “clawback,” provisions in employment and other compensation agreements, including agreements for the award of RSUs pursuant to the 2012 LTIP. These provisions are intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act.

Proxy Statement

Table of Contents

Section	Page Number
The Pepco Holdings, Inc. Annual Meeting	1
The Board of Directors and Corporate Governance	7
Proposal 1: Election of Directors	13
Director Independence	20
Director Nominations	23
Director Compensation	25
Proposal 2: Advisory Vote to Approve Executive Compensation	28
Compensation Discussion and Analysis	29
Executive Compensation	50
Comparison of 2012 Realized Pay to Reported Pay	52
Compensation Committee Interlocks and Insider Participation	84
Equity Compensation Plan Information	85
Audit Committee Report	86
Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm	87
Certain Beneficial Ownership Matters	88
Communications, Stockholder Proposals and Company Information	91
Other Information	94
Annex A — Policy on the Approval of Services Provided By the Independent Auditor	A-1

THE PEPCO HOLDINGS, INC. ANNUAL MEETING

Information about this Proxy Statement

The Board of Pepco Holdings is furnishing this proxy statement in connection with the solicitation of proxies to vote on matters to be submitted at our 2013 Annual Meeting of Stockholders and at any adjournment or postponement of the meeting. The Notice of Annual Meeting, this proxy statement, the accompanying proxy card or voting instruction form and our 2012 Annual Report to Stockholders, or the 2012 Annual Report, was first sent or given on or about April 1, 2013 to stockholders of record as of March 20, 2013, which is referred to in this proxy statement as the “record date.”

In this proxy statement, unless the context requires otherwise:

➢	references to the “Board” mean the Board of Directors of Pepco Holdings, Inc.;
➢	references to “common stock” mean the common stock, $.01 par value per share, of Pepco Holdings, Inc.; and
➢	references to “we,” “us,” “our,” the “Company,” “Pepco Holdings” or “PHI” are to Pepco Holdings, Inc. without its subsidiaries.

Location and Time of the Annual Meeting

The meeting will be held at 10:00 a.m., Eastern time, on Friday, May 17, 2013, at the Delmarva Power Conference Center, located at 4100 South Wakefield Drive, Newark, Delaware 19702. The doors will open to the public at 9:15 a.m.

Admission to the Annual Meeting will be limited to our stockholders or their authorized proxies. If you plan to attend the meeting in person, you must have an admission ticket, which for some stockholders must be obtained from us in advance. See “Attending the Annual Meeting in Person” beginning on page 5 of this proxy statement.

Directions to the location of the meeting are available on our Web site at http://www.pepcoholdings.com/
about/services/dpcc.

A webcast of the meeting, including a slide presentation, can be accessed during the meeting via our Web site, http://www.pepcoholdings.com/investors. An audio-only version will also be available. The access information for the webcast and audio-only presentations will be announced on our Web site. The meeting webcast will be archived and available for 30 days after the meeting on our Web site (http://www.pepcoholdings.com) by first clicking on the link “Investor Relations” and then the link “Webcasts and Presentations.”

Shares Entitled to Vote

All stockholders of record as of the record date are entitled to vote at the meeting. As of the close of business on the record date, 248,195,075 shares of our common stock were outstanding. Each outstanding share of common stock entitles the holder of record to one vote on each matter submitted to the vote of stockholders at the meeting. Unvested awards of our restricted stock are considered shares of common stock outstanding and are entitled to vote at the meeting. However, holders of awards of our restricted stock units, or RSUs, and related dividend equivalents, are not entitled to vote any shares of common stock underlying those awards at the meeting. Also, PHI phantom shares credited to participants under the PHI Executive and Director Deferred Compensation Plan, or the “PHI Deferred Compensation Plan,” are not entitled to vote at the meeting.

Under our bylaws, the holders of a majority of the outstanding shares of our common stock at the close of business on the record date must be present at the meeting, either in person or by proxy, to constitute a quorum and to transact business at the meeting.

Matters to be Voted on at the Meeting

The following table describes the items to be brought for a vote of our stockholders at the meeting, along with the Board’s recommendation as to how stockholders should vote on each item:

Proposal No.	Description of Proposal	Board’s Recommendation
1	Election of 13 director candidates nominated by the Board, each to serve a one-year term and until his or her successor has been elected and qualified	FOR
2	Approval, on an advisory basis, of the Company’s executive compensation	FOR
3	The ratification of the appointment, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013	FOR

In addition to these matters, stockholders may be asked to vote on such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

How to Vote Shares Registered in Your Own Name

If you own shares that are registered in your own name, you can attend the meeting and vote in person. You also can vote by proxy without attending the meeting in any of the following ways:

➢	Via Our Internet Voting Site at http://www. voteproxy.com. If you received printed proxy materials, follow the instructions for Internet voting printed on your proxy card. If you received a Notice of Availability, follow the instructions provided in the Notice of Availability. If you vote via the Internet, you also can elect to receive future proxy statements and annual reports electronically rather than receiving printed proxy materials or the Notice of Availability by mail.
➢	By Telephone. Call toll-free 1-800-PROXIES (1-800-776-9437). You also can vote by telephone by following the instructions provided on the Internet voting site or, if you received printed proxy materials, by following the instructions provided on your proxy card or Notice of Availability.
➢	In Writing. If we mailed you a printed copy of this proxy statement and a paper proxy card, you can vote by completing, signing, dating and returning the proxy card in the enclosed postage-paid envelope.

The Internet and telephone voting facilities for stockholders of record will close at 5:00 p.m., Eastern time, on May 16, 2013. Your signed proxy card or the proxy you grant via the Internet or by telephone will be voted in accordance with your instructions.

If you own shares that are registered in your own name and return a signed proxy card or grant a proxy via the Internet or by telephone, but do not indicate how you wish your shares to be voted, your shares will be voted:

➢	FOR the election of each of the Board’s director nominees;
➢	FOR the approval, on an advisory basis, of our executive compensation; and
➢	FOR the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013.

In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter properly presented at the meeting.

If you received more than one proxy card or Notice of Availability, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or Notice of Availability that you receive in order for all of your shares to be voted at the meeting.

How to Vote Shares Held in “Street Name”

If you hold shares through a brokerage firm, trustee, bank, other financial intermediary or nominee (known as shares held in “street name”), you will receive from that broker, trustee, bank or other nominee (the “intermediary”) a voting instruction form which will explain how to direct the voting of your shares through the intermediary, which may include the ability to provide voting instructions via the Internet or by telephone.

If your shares are held in street name through a brokerage firm that is a member of the New York Stock Exchange, or the “NYSE,” and you want to vote on any of the proposals to be submitted to a vote at the meeting (except as to Proposal 3), you MUST indicate how you wish your shares to be voted. The broker will vote shares held by you in street name in accordance with your voting instructions, as indicated on your signed voting instruction form or by the instructions you provide via the Internet or by telephone. Absent such instructions, the proxy submitted by the broker with respect to your shares will indicate that the broker is not able to cast a vote with respect to the matter, which is commonly referred to as a “broker non-vote.” Under NYSE rules, Proposal 3 would be considered a “routine matter,” and thus a broker would be permitted in its discretion to cast a vote on that proposal as to your shares in the event that you do not provide the broker with voting instructions. Accordingly, if your shares are held in street name, it is important that you provide voting instructions to the broker or other intermediary so that your vote will be counted.

If you hold shares in street name and wish to vote your shares in person at the meeting, you must first obtain a valid proxy from the intermediary. To attend the meeting in person (regardless of whether you intend to vote your shares in person at the meeting), you must obtain an admission ticket in advance of the meeting by following the instructions under “Attending the Annual Meeting in Person — Admission Tickets — Holders of Shares in Street Name and Legal Proxies” beginning on page 5 of this proxy statement.

If you received more than one voting instruction form or Notice of Availability, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately follow the foregoing voting procedures for each voting instruction form or Notice of Availability that you receive in order for all of your shares to be voted at the meeting.

The Internet and telephone voting facilities for shares held in street name will close at 11:59 p.m., Eastern time, on May 16, 2013.

Vote Required for Approval

The table below describes the vote required for approval of each matter to be brought before the meeting, as well as the treatment of abstentions and broker non-votes as to each matter.

Proposal No.	Vote Required	Treatment of Abstentions	Treatment of Broker Non-Votes
1	Each director is elected by a majority of the votes cast “FOR” election	Not applicable	Not taken into account
2	A majority of the shares of common stock present and entitled to vote at the annual meeting must be voted “FOR” approval	Against	Not taken into account
3	A majority of the shares of common stock present and entitled to vote at the annual meeting must be voted “FOR” approval	Against	Not applicable

Shares Held Through Certain Plans

Retirement Savings Plan

The Pepco Holdings, Inc. Retirement Savings Plan, referred to in this proxy statement as the 401(k) plan, is the successor plan to:

➢	the Potomac Electric Power Company Savings Plan for Bargaining Unit Employees;
➢	the Potomac Electric Power Company Retirement Savings Plan for Management Employees (which itself is the successor to the Potomac Electric Power Company Savings Plan for Non-Exempt, Non-Bargaining Unit Employees), and which was formerly known as the Potomac Electric Power Company Savings Plan for Exempt Employees;
➢	the Conectiv Savings and Investment Plan and the Conectiv PAYSOP/ESOP; and
➢	the Atlantic Electric 401(k) Savings and Investment Plan-B.

If you are a current or former employee who has allocated contributions in your 401(k) plan account to common stock, you have received a printed copy of this proxy statement and related materials. You may direct the voting of the number of shares allocated to your 401(k) plan account, which is printed on the enclosed voting instruction form. By completing, dating, signing and returning the voting instruction form or transmitting voting instructions via the Internet or by telephone, you will be providing the plan trustee with instructions on how to vote the shares of common stock allocated to your 401(k) plan account.

If you do not provide voting instructions for these plan shares on a matter, the 401(k) plan trustee will vote these shares on that matter in proportion to the voting instructions given by all of the other participants in the 401(k) plan.

You will not be able to vote these plan shares in person at the meeting without a legal proxy from the 401(k) plan trustee. If you wish to attend the meeting in person (regardless of whether you intend to vote your shares in person at the meeting), you must present your admission ticket at the meeting. See “Attending the Annual Meeting in Person — Admission Tickets — Registered Holders” beginning on page 5 of this proxy statement.

The Internet and telephone voting facilities for participants in the 401(k) plan will close at 11:59 p.m., Eastern time, on May 14, 2013.

Shareholder Dividend Reinvestment Plan

We maintain a Shareholder Dividend Reinvestment Plan, referred to in this proxy statement as the DRP, which permits our stockholders to automatically reinvest, in shares of our common stock, cash dividends we pay on our common stock. For purposes of voting shares at the meeting, shares held through the DRP (other than shares allocated to your 401(k) plan account) will be treated as shares that are registered in your name, and will be voted in accordance with your completed, signed and dated proxy card.

If you own shares in the DRP and return a signed proxy card but do not indicate how you wish your shares to be voted as to a particular matter, your shares will be voted “FOR” that matter.

Shares allocated to a participant in the 401(k) plan through the DRP will be voted as set forth above under “Retirement Savings Plan.”

The Internet and telephone voting facilities for participants in the DRP will close at 5:00 p.m., Eastern time, on May 16, 2013.

Revoking or Changing a Proxy

If you own shares in your own name or through the DRP, or with respect to shares allocated to your 401(k) plan account, you may revoke any prior proxy or voting instructions, regardless of how your proxy or voting instructions were originally submitted, by:

➢	sending a written statement to that effect to our Corporate Secretary, which must be received by us before the meeting;
➢	submitting a properly signed proxy card or voting instruction form dated a later date;

➢	submitting a later dated proxy or providing new voting instructions via the Internet or by telephone; or
➢	attending the meeting in person and voting your shares.

If you hold shares in street name, you should contact the intermediary for instructions on how to change your vote.

Attending the Annual Meeting in Person

Admission Procedures

If you plan to attend the meeting in person, you must have an admission ticket. In order to be admitted to the meeting, you must present an admission ticket, along with a valid, government-issued photo identification, such as a driver’s license, that matches your name on the admission ticket, prior to the start of the meeting. We reserve the right to deny admission to any person who does not have an admission ticket and has not completed the appropriate admission process described in this section prior to the start of the meeting.

Attendees will not be permitted to bring cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases or packages into the meeting. If you bring any of these prohibited items to the meeting, you will be required to leave them outside the meeting room until the meeting has concluded.

To ensure the safety and security of all persons, attendees will be required to pass through a security screening device prior to entering the meeting.

Under our bylaws, the Board or chairman of the meeting may impose additional reasonable restrictions on the conduct of the meeting and the ability of individuals to attend the meeting in person.

Admission Tickets

Registered holders, persons whose shares are held through an intermediary, and persons who have shares allocated to them in their 401(k) plan account, each as of the record date, or their legal proxies, are the only persons eligible to receive admission tickets.

Please note that seating is limited and requests for admission tickets will be accepted on a first-come, first-served basis. Requests for admission tickets will be processed in the order in which they are received and must be received at our corporate headquarters no later than Tuesday, May 7, 2013. For further information on how to contact our transfer agent or the address of our corporate headquarters, see “Communications, Stockholder Proposals and Company Information — Contacting Us or Our Transfer Agent” on page 93 of this proxy statement.

Registered Holders

If your shares are registered in your name or are held through the DRP or through the allocation of shares to your 401(k) plan account, you will receive an admission ticket in one of three different ways:

➢	If you received your proxy materials by mail, your admission ticket is attached to your proxy card or 401(k) plan voting instruction form.
➢	If you received your proxy materials by e-mail, your admission ticket is the e-mail, which you must print out and bring with you to the meeting.
➢	If you received a Notice of Availability, your admission ticket is the Notice of Availability.

The original admission ticket attached to your proxy card or the original Notice of Availability must be presented. Photocopies of these documents will not be accepted. If you lose your admission ticket, please contact American Stock Transfer & Trust Company to request a replacement.

Holders of Shares in “Street Name” and Legal Proxies

If you hold your shares in street name or you hold a valid legal proxy and you plan to attend the meeting in person, you must send us a written request for an admission ticket. Please include the following information in your request:

•	A signed cover letter stating:
o	your name and complete mailing address, including daytime and evening telephone numbers;
o	that you are requesting an admission ticket;

o	the number of shares that you own in street name or that are subject to the legal proxy; and
o	the name, address and telephone number of the intermediary or the stockholder who gave the legal proxy, if applicable.
•	An originally signed letter from the bank or broker holding your shares (or, in the case of a legal proxy, the shares owned by the stockholder who gave the legal proxy) verifying beneficial ownership of common stock as of the record date. A copy or printout of a brokerage statement (including any statement retrieved through the Internet) WILL NOT be sufficient without an originally signed letter from your bank, broker or other intermediary.
•	If you are a holder of a valid legal proxy, a copy of the executed and dated proxy.
•	A copy of your valid, government-issued photo identification.

Delivering Proxy Materials Through Electronic Means

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on May 17, 2013

The Notice of 2013 Annual Meeting of Stockholders, 2013 Proxy Statement and
2012 Annual Report are available at http://www.voteproxy.com.

Under the “Notice and Access” rules approved by the Securities and Exchange Commission, or the SEC, we are permitted to deliver this proxy statement and our 2012 Annual Report by providing access to the documents on the Internet instead of mailing printed copies. Accordingly, certain stockholders have received a “Notice of Availability” instead of printed copies of the proxy materials. The Notice of Availability instructs a stockholder on how to access and review all of the proxy materials on the Internet. The Notice of Availability also has instructions on how a stockholder may vote his or her shares. Although the Notice of Availability identifies the items to be voted on at the meeting, you cannot vote your shares merely by marking the Notice of Availability and returning it.

Beginning on the date of mailing of the Notice of Availability, stockholders will be able to access all of the proxy materials on a Web site referred to in the Notice of Availability. If you received a Notice of Availability and would like to receive free of charge a paper or electronic copy of our proxy materials, you may elect to do so by following the instructions in the Notice of Availability for requesting such materials.

If you previously requested paper copies of the proxy materials (and you have not revoked that request) or if applicable regulations require delivery of printed proxy materials, you will receive a copy of the proxy materials, instead of the Notice of Availability.

To the extent we are not required to mail our proxy materials to you in paper form, you can eliminate all such future paper mailings, including mailing of the Notice of Availability, by electing to receive an e-mail that will provide Internet links to these documents and the online proxy voting Web site. Opting to receive all future proxy materials electronically will save us the cost of producing and mailing documents to you and will help us conserve natural resources. To request complete electronic delivery, please contact American Stock Transfer & Trust Company, our transfer agent. See “Communications, Stockholder Proposals and Company Information — Contacting Us or Our Transfer Agent” on page 93 of this proxy statement. This election is not available for shares held through the 401(k) plan.

THE BOARD OF DIRECTORS AND
CORPORATE GOVERNANCE

The Board of Directors

The Board is comprised of 12 independent directors and Joseph M. Rigby, our President, Chairman of the Board and Chief Executive Officer.

The Board held eight meetings during 2012. Each director attended at least 75% of the combined number of Board meetings and meetings of the Board committees on which he or she served. The Board has adopted an attendance policy, set forth in our Corporate Governance Guidelines, under which attendance in person is required at all regularly scheduled stockholder, Board and committee meetings (except where scheduled as a conference call) and is the preferred method of attendance at all special meetings. The Chairman of the Board has the authority to waive this requirement and allow participation by telephone if, in the Chairman’s opinion, it is in our best interests to do so. Each of our then current directors attended the 2012 annual meeting of stockholders.

At each Board meeting, time is set aside for the directors to meet in executive session without any management director or other management personnel present. The executive session of the Board is convened by the Lead Independent Director, whose responsibilities are described under “— Board Leadership Structure.”

Board Committees

The Board has five separately designated standing committees:

➢	the Audit Committee;
➢	the Compensation/Human Resources Committee, referred to as the Compensation Committee;
➢	the Corporate Governance/Nominating Committee, referred to as the Nominating Committee;
➢	the Finance Committee; and
➢	the Executive Committee.

Each committee has a charter, which can be found on the Company’s Web site (http://www.pepcoholdings.
com) under the link “Corporate Governance.”

Each of the Board committees (other than the Executive Committee) sets aside time to meet in executive session without management personnel present. The Compensation Committee regularly meets separately with its independent compensation consultant. The Audit Committee regularly meets separately with the Company’s General Auditor and representatives of the Company’s independent registered public accounting firm. The membership and primary responsibilities of each of the standing Board committees are as described below.

Board Committee Descriptions

Committee	Members	Primary Responsibilities	Number of Meetings Held During 2012
Audit Committee	Patricia A. Oelrich (Chairman)* Terence C. Golden* Patrick T. Harker** Lawrence C. Nussdorf* Frank K. Ross*
• Represents and assists the Board in overseeing:
■ the integrity of our financial statements, accounting and financial reporting processes and audits of our financial statements
■ our compliance with legal and regulatory requirements
■ the independent registered public accounting firm’s qualifications and independence
■ the performance of our internal audit function
• Appoints, compensates and oversees the independent auditor
• Reviews guidelines and policies on risk assessment and management
9 meetings
Compensation/Human Resources Committee	Patrick T. Harker (Chairman) Jack B. Dunn, IV Frank O. Heintz Barbara J. Krumsiek Frank K. Ross Lester P. Silverman
• Evaluates annually the performance of our CEO
• Reviews the performance of non-CEO executives
• Approves salaries for executive officers (other than the CEO), Vice Presidents, heads of business units, and other designated employees
• Approves annual salary ranges and merit budget increases for all non-union employees
• Sets target award levels and approves payments under the EICP
• Approves awards under the PHI 2012 Long-Term Incentive Plan, or the 2012 LTIP
• Reviews and assesses applicable risks and risk mitigation strategies associated with compensation
6 meetings
Corporate Governance/ Nominating Committee	George F. MacCormack (Chairman) Jack B. Dunn, IV Frank O. Heintz Lawrence C. Nussdorf Patricia A. Oelrich
• Reviews and recommends director candidates to the Board
• Makes recommendations to the Board regarding Board structure, practices, and policies, including director compensation and committee assignments
• Makes recommendations to the Board on corporate governance matters and related person transactions
• Evaluates Board performance and effectiveness
• Oversees development of corporate strategy and structure, including management development, succession and performance criteria
• Oversees corporate and government affairs
• Oversees our technology and systems
• Reviews and assesses applicable risks and risk mitigation strategies associated with its areas of responsibility
7 meetings
Finance Committee	Lester P. Silverman (Chairman) H. Russell Frisby, Jr. Terence C. Golden Barbara J. Krumsiek George F. MacCormack Pauline A. Schneider
• Oversees our financial objectives, policies, procedures and activities, including
■ debt and equity financings
■ dividend policy
■ acquisitions and dispositions of assets and businesses
■ financial investments
• Considers long-term and short-term strategic plans
• Reviews our risk mitigation profile
• Reviews our insurance program
• Reviews and assesses applicable risks and risk mitigation strategies associated with its areas of responsibility
7 meetings

Committee	Members	Primary Responsibilities	Number of Meetings Held During 2012
Executive Committee	Frank O. Heintz (Chairman) Lawrence C. Nussdorf Joseph M. Rigby Pauline A. Schneider
When the Board is not in session, the Executive Committee exercises all the powers of the Board in the management of the property, business and affairs of the Company, except as otherwise provided by law.
No meetings

*	This Audit Committee member is “independent” as defined under our Corporate Governance Guidelines and applicable NYSE listing standards and is an “audit committee financial expert” as defined under SEC regulations.
**	This Audit Committee member is “independent” as defined under our Corporate Governance Guidelines and applicable NYSE listing standards.

During 2012, each member of our Board was also a member of our Service Reliability Committee.

Board Review of Transactions with Related Persons

The Board has adopted the Procedure for Evaluating Related Person Transactions, which sets forth the procedure followed by the Board for reviewing and approving or ratifying transactions with related persons to ensure compliance with the Company’s Conflicts of Interest Business Policy, Corporate Governance Guidelines and applicable law. This procedure can be found on the Company’s Web site (http://www.pepcoholdings.com) by first clicking on the link “Corporate Governance” and then the link “Business Policies.”

Under this procedure, related persons include directors, director nominees and certain executives (collectively, “covered persons”), as well as specified immediate family members of covered persons. This procedure generally applies to any current or proposed transaction involving the Company or any subsidiary in which any related person has or will have a direct or indirect interest. This procedure requires that each covered person provide to the Corporate Secretary annually a completed questionnaire setting forth all business relationships and other affiliations that relate in any way to the business and other activities of the Company. Each covered person also must update the information provided in the questionnaire as necessary throughout the year.

When a related person transaction is contemplated, all of the material facts regarding the substance of the proposed transaction, including the material facts relating to the related person’s or other party’s relationship or interest, must be fully disclosed to the Nominating Committee (excluding any member of such committee who has an interest in the transaction). The disinterested members of the Nominating Committee will review the contemplated transaction and make a recommendation to the disinterested members of the Board. The standards to be considered by the Nominating Committee in evaluating a related person transaction include the following:

➢	the related person’s relationship to the Company and interest in the transaction;
➢	the material facts of the proposed related transaction, including the proposed aggregate value of the transaction;
➢	benefits or advantages to the Company of the proposed transaction;
➢	availability of other sources of comparable products or services that are the subject of the transaction;
➢	an assessment of whether the proposed transaction is on terms and conditions that are comparable to terms available to an unrelated third party or to employees generally; and
➢	any effect on a director’s independence if the transaction involves a director.

Approval of the transaction requires the affirmative vote of a majority of the disinterested directors voting on the matter after disclosure to the Board of all of the material facts relating to the transaction.

This procedure generally requires that related person transactions be approved in advance. On occasion, however, it may be in the Company’s interest to commence a transaction before the Nominating Committee or Board has had an opportunity to meet, or a transaction may have commenced before it is discovered that a related person is involved with the transaction. In such instances, this procedure requires that the covered person consult with the Chairman of the Nominating Committee to determine the appropriate course of action, which may include subsequent ratification by the affirmative vote of a majority of the disinterested directors. If the Chairman of the Nominating Committee is an interested director, this procedure requires that the covered person consult with the Lead Independent Director to determine the appropriate course of action.

Board Leadership Structure

Mr. Rigby serves as President and Chief Executive Officer of the Company and is also Chairman of the Board. Under the Company’s Corporate Governance Guidelines, if the person elected Chairman of the Board is not an independent director as defined in the Corporate Governance Guidelines, then the independent directors will, upon the recommendation of the Nominating Committee, also annually elect an independent director to serve as the Lead Independent Director. Mr. Heintz currently serves as Lead Independent Director and was first elected to that position in May 2011. The purpose of the Lead Independent Director is to facilitate communication among the independent directors, the Board and management. The Lead Independent Director has the following responsibilities:

➢	chairs all executive sessions of the Board’s non-management directors and has authority to call meetings of the non-management directors;
➢	determines the agenda for the executive sessions of the directors and participates with the Chairman of the Board in establishing the agenda for Board meetings;
➢	presides at Board meetings when the Chairman of the Board is not present;
➢	coordinates feedback to the Chief Executive Officer and other members of management;
➢	in consultation with the Chairman of the Board, consistent with Board policy, recommends to the Nominating Committee proposed committee assignments and chairmanships to be adopted at the annual organizational meeting of the Board, subject to the approval of the Board;
➢	oversees the development of appropriate responses to communications from stockholders and other interested persons addressed to the non-management directors as a group;
➢	on behalf of the non-management directors, retains such counsel or other advisors deemed appropriate; and
➢	performs such other duties as the Board deems appropriate.

In 2009, when Mr. Rigby was elected Chairman of the Board, the Board examined the issue of separating the Chairman and Chief Executive Officer roles and concluded that it was preferable for the Company to continue with the combined roles and to elect a Lead Independent Director annually. The Nominating Committee reviews this matter annually and makes a recommendation regarding the separation of these positions to the Board. In January 2013, the Nominating Committee re-examined the issue of separating the Chairman and Chief Executive Officer roles and concluded that:

➢	there was no firm evidence that financial performance of the Company would be improved by splitting the roles;
➢	dividing the roles may weaken the Company’s ability to effectively develop and implement strategy; and
➢	as a matter of good governance, the Company already has measures in place to strengthen the Board’s independence (for example, the Board has elected a Lead Independent Director and time is set aside at each Board meeting for the directors to meet in executive session without any management director or other management personnel present).

The Nominating Committee recognized the need for oversight by an independent board of directors, but ultimately concluded that the utilization of a Lead Independent Director addresses any concern created by having the same person serve as Chairman and Chief Executive Officer and also provides for a collaborative and effective leadership structure. The Board reviewed and concurred with the Nominating Committee’s conclusions. As a result, the Board determined that there was no need to separate the roles of Chairman and Chief Executive Officer at this time. The Nominating Committee will examine this issue annually, as well as more frequently if changing circumstances warrant further analysis.

Board Role in Risk Oversight

One of the responsibilities of the Board is the oversight of the Company’s risk management activities, which is discharged by the Board as well as through its standing committees. In discharging this responsibility, the Board and its committees, with the assistance of management, monitors and evaluates the major risks faced by the Company and oversees and monitors the design and implementation of guidelines and programs to manage these risks.

As noted in “Board Committees” above, the Audit Committee is responsible for assisting the Board in overseeing the Company’s accounting controls and the design and performance of the internal audit function.

The Audit Committee also oversees the activities of the Risk Management Committee, the members of which consist of many of the Company’s senior executives and the business unit employees who manage the day-to-day risk management responsibilities for the Company. The Risk Management Committee meets at least six times a year. The Risk Management Committee’s areas of focus include competitive, economic, operational, financial (including accounting, credit, liquidity and tax), legal, regulatory, health, safety and environmental, political and reputational risks.

In 2012, to facilitate the Board’s ability to manage an increasingly diverse set of risks facing the Company, the Board approved revisions to the charters of the Nominating Committee, the Finance Committee and the Compensation Committee. These revisions highlight each committee’s responsibility for reviewing and assessing risks and risk mitigation strategies applicable to its specific areas of primary responsibility. The Audit Committee’s charter already required a review of guidelines and policies on risk assessment and management.

The Company also has a Risk Working Group, composed of management employees across the organization, which is responsible for identifying and assessing new and emerging risk issues and developing mitigation strategies. The Risk Working Group reports monthly to the Risk Management Committee. The Audit Committee periodically discusses and reviews with management the Company’s risk assessment and risk management and also considers whether management has provided appropriate disclosure in the Company’s financial statements.

The Board and the Finance Committee also discuss with management the Company’s risk mitigation profile as part of their review of the Company’s strategic and financing plans. This review includes management’s consideration of risk management associated with the Company’s strategic and financing plans, as well as with the implementation of those plans.

Since 2010, management, using a framework provided by the Compensation Committee’s consultant, Pearl Meyer & Partners, referred to as PM&P, has conducted an annual risk assessment of the Company’s compensation policies and practices for all employees, including executives. In February 2013, the results of management’s risk assessment, which included the Company’s 2012 short-term and long-term incentive-based compensation, were reviewed with the Compensation Committee and PM&P. This assessment sought to identify features of the Company’s compensation policies and practices that could encourage excessive risk-taking.

In order to focus employees on performance objectives that promote the best interests of the Company and its stockholders, short-term and long-term incentive-based compensation is linked to the achievement of measurable financial and business goals, and, in the case of short-term incentives, individual performance goals. The risk assessments conducted by management found that these arrangements are coupled with compensation design elements and other controls that discourage business decision-making that is focused solely on the compensation consequences. These compensation design elements and other controls include:

•	strong enterprise-wide risk management policies and programs, which have undergone third-party risk assessments;
•	cash incentives that are earned only if, in addition to the satisfaction of non-financial performance metrics, a corporate or business unit net earnings threshold is exceeded;
•	the absence of compensation arrangement features often identified as encouraging excessive risk-taking, such as:
o	an incentive compensation mix overly weighted toward annual incentives;
o	payout cliffs that might cause short-term business decisions to be made solely for the purpose of meeting payout thresholds; and
o	bonuses awarded upon completion of a task, while the income and risk to the Company from the task extend over a significantly longer period of time;
•	program designs that provide a balanced mix of cash and equity and short-term and long-term incentives;
•	performance metrics, not all of which are financial in nature, such as safety, reliability, diversity and customer satisfaction;
•	no stock options; and
•	share ownership guidelines that are applicable to officers of the Company at the level of vice president and above.

On the basis of its review of the Company’s compensation programs, management concluded, and advised the Compensation Committee, that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Governance Policies and Procedures

We have adopted our Corporate Business Policies, which in their totality constitute our code of business conduct and ethics. These policies apply to all of our directors, employees and others working at the Company and its subsidiaries. Current copies of these policies are made available on our Web site at http://www.pepcoholdings.com/services/governance/policies.

The Board also has adopted Corporate Governance Guidelines and charters for the Audit Committee, the Compensation Committee, the Nominating Committee, the Executive Committee and the Finance Committee. Current copies of these documents are available on our Web site at http://www.pepcoholdings.com/governance/index.html and also can be obtained by sending us a written request. See “Communications, Stockholder Proposals and Company Information — Contacting Us or Our Transfer Agent” on page 93 of this proxy statement.

Political Contributions and Expenditures

We believe it is important to participate in the political process, including engaging in substantive discussions with officials whose decisions impact our business and making contributions to candidate campaigns and political committees to support candidates who understand our industry and its issues. Political engagement activities can shape the execution of our core mission of providing safe, reliable and affordable electric and gas service to the communities within our service territories.

We have recently adopted a Political Engagement Policy to provide transparency related to our rigorous process regarding political engagement and to provide public disclosure of our political expenditures. We use corporate funds to make contributions to tax-exempt organizations and trade associations that engage in political activities. In addition, eligible employees may make voluntary contributions to our non-partisan, employee-run political action committees which help ensure that we will have a voice in the political process. This policy is made available on our Web site at http://www.pepcoholdings.com/services/governance/engagement.

PROPOSAL 1: ELECTION OF DIRECTORS

Explanation of the Proposal

Pursuant to our Certificate of Incorporation and Bylaws, the number of directors shall be fixed by the Board, but may not be less than six or more than 15. The Board has currently fixed the number of directors at 13. As permitted by our Certificate of Incorporation, in September 2012, the Board increased the number of directors from 12 to 13 and selected H. Russell Frisby, Jr. to fill the vacancy created thereby.

The Board, on the recommendation of the Nominating Committee, has nominated for election at the Annual Meeting the following persons: Jack B. Dunn, IV; H. Russell Frisby, Jr.; Terence C. Golden; Patrick T. Harker; Frank O. Heintz; Barbara J. Krumsiek; George F. MacCormack; Lawrence C. Nussdorf; Patricia A. Oelrich; Joseph M. Rigby; Frank K. Ross; Pauline A. Schneider; and Lester P. Silverman. Each of these nominees is currently a member of the Board. It is intended that each nominee would hold office for a one-year term, and until his or her successor is elected and qualified.

Each director nominee identified in this proxy statement has confirmed that he or she is willing and able to serve as a director. Should any of the nominees, prior to the meeting, become unavailable to serve as a director for any reason, the Board may either reduce the number of directors to be elected or select another nominee recommended by the Nominating Committee. If another nominee is selected, all proxies will be voted for the substitute nominee.

In accordance with our bylaws, any incumbent nominee who does not receive a majority of votes cast “FOR” his or her election is required to resign from the Board no later than 90 days after the date of the certification of the election results.

Director Nominees

Jack B. Dunn, IV

Mr. Dunn, age 62, since October 1995 has been Chief Executive Officer and since October 2004 has been President of FTI Consulting, Inc., a publicly held, multi-disciplined consulting firm with practices in the areas of corporate finance/restructuring, forensic and litigation consulting, economic consulting, technology and strategic and financial communications, located in West Palm Beach, Florida. He has served as a director of FTI since 1992 and served as its Chairman of the Board from December 1998 to October 2004. Mr. Dunn served as a director of Aether Systems, Inc., which became Aether Holdings, Inc., and then NexCen Brands, Inc., from June 8, 2002 through September 25, 2008. Mr. Dunn is also a limited partner in the Baltimore Orioles and a member of the Board of Trustees of Johns Hopkins Medicine. He has been a director of the Company since May 21, 2004.

Mr. Dunn’s qualifications for election to the Board include his broad knowledge of corporate finance and his perspective and experience as an active Chief Executive Officer of a global business advisory firm with a particular emphasis on customer service. Mr. Dunn is Chief Executive Officer and President of FTI, a public company that specializes in assisting public companies in the areas of finance and governance, among others. Prior to joining FTI, Mr. Dunn spent over ten years with Legg Mason, Inc., a major regional investment banking firm, where he was Managing Director, Senior Vice President, a member of its broker-dealer’s board of directors and head of its corporate finance group. Prior to his investment banking career, Mr. Dunn practiced corporate and securities law.

H. Russell Frisby, Jr.

Mr. Frisby, age 62, since 2009 has been a partner in the Energy and Telecommunications Group of Stinson Morrison Hecker LLP, a law firm in Washington, D.C. From 1995 to 1998, he served as Chairman of the Maryland Public Service Commission, or MPSC. Mr. Frisby also was the President and Chief Executive Officer of the Competitive Telecommunications Association from 1998 to 2005 and a partner with the law firms of Kirkpatrick & Lockhart Nicholson Graham LLP from 2005 to 2006 and Fleischman and Harding LLP from 2006 to 2008. He has served as a director of PAETEC Holding Corp., a broadband communications provider, from February 2007 until November 2011. Mr. Frisby has been a director of the Company since September 27, 2012.

Mr. Frisby’s qualifications for election to the Board include his experience as a regulatory and corporate lawyer, as well as the regulatory, public policy and governmental affairs knowledge that he gained as a Chairman of the MPSC and chief executive officer of a telecommunications industry organization, as well as his prior service as a public company director. Mr. Frisby also lives, works and serves as a director of several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Terence C. Golden

Mr. Golden, age 68, since 2000 has been Chairman of Bailey Capital Corporation in Washington, D.C. Bailey Capital Corporation is a private investment company. From 1995 until May 2000, Mr. Golden was President and Chief Executive Officer of Host Marriott Corporation. He has been a director of Host Marriott Corporation, the lodging real estate company that includes among its holdings Marriott, Ritz-Carlton, Four Seasons, Hyatt, Hilton, Westin, W, Sheraton and Fairmont hotels, since 1995. He also serves as a trustee and member of the Audit Committee of Washington Real Estate Investment Trust and as a member of the Federal City Council. He has been a director of the Company since August 1, 2002, and was a director of Potomac Electric Power Company (“Pepco”) from 1998 until it merged with Conectiv on August 1, 2002.

Mr. Golden’s qualifications for election to the Board include his extensive accounting and financial management experience, as well as his perspective and experience as a former CEO and chief financial officer with responsibility for accounting, cash management, tax and corporate and project financing. From 1995 until May 2000, Mr. Golden was President and Chief Executive Officer of Host Marriott Corporation. Mr. Golden served as the Chief Financial Officer of the Oliver Carr Company, one of the largest real estate companies in the mid-Atlantic region. Mr. Golden also was national managing partner of Trammell Crow Residential Companies, one of the largest residential development companies in the United States. Mr. Golden lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Patrick T. Harker

Dr. Harker, age 54, since 2007 has been President of the University of Delaware (“UDel”), Newark, Delaware. Concurrent with his appointment as President, Dr. Harker was appointed professor of Business Administration in the Alfred Lerner College of Business and Economics and a professor of Civil and Environmental Engineering in UDel’s College of Engineering. From 2000 to 2007, he was Dean of the Wharton School of the University of Pennsylvania and served as a Professor of Electrical and Systems Engineering in the University of Pennsylvania’s School of Engineering and Applied Science. Dr. Harker served as a Trustee of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust from 2000 through September 2010. From 2004 to 2009, he was a member of the Board of Managers of the Goldman Sachs Hedge Fund Partners Registered Fund LLC. Dr. Harker has been a member of the Board of Trustees of Howard University since May 2009 and also has served as a director of Huntsman Corporation since March 2010. Dr. Harker was elected as a director of the Federal Reserve Bank of Philadelphia in January 2012. Dr. Harker has been a director of the Company since May 15, 2009.

Dr. Harker’s qualifications for election to the Board include his leadership skills and public and government affairs experience. Holding a Ph.D. in engineering and as the former Dean of the Wharton School, Dr. Harker brings to the Board a unique blend of technical expertise and business knowledge. Through his experience on the Board of Trustees of the Goldman Sachs Trust, Dr. Harker also contributes a strong background in capital markets. Dr. Harker lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Frank O. Heintz

Mr. Heintz, age 69, is retired President and Chief Executive Officer of Baltimore Gas and Electric Company, the gas and electric utility serving central Maryland, a position he held from 2000 through 2004. From 1982 to 1995, Mr. Heintz was Chairman of the MPSC. Previously he served as agency head of the Maryland Employment Security Administration and was an elected member of the Maryland legislature. He has been a director of the Company since May 19, 2006. Since May 2011, Mr. Heintz has served as Lead Independent Director.

Mr. Heintz’s qualifications for election to the Board include his perspective and experience as a former President and Chief Executive Officer of a regulated utility company and the regulatory, public policy and governmental affairs knowledge that he gained as a state public utility regulatory official. As President and Chief Executive Officer of Baltimore Gas and Electric Company, Mr. Heintz was responsible for overseeing the operations, finances, planning, and delivery of service to more than one million gas and electric customers. Additionally, as Executive Vice President of Constellation Energy Group, Inc., the then parent company of Baltimore Gas & Electric Company, he participated in executive and board deliberations regarding the holding company’s diverse competitive lines of business. During Mr. Heintz’s 13 years as Chairman of the MPSC, he became thoroughly knowledgeable about regulatory law, policy and process. As Executive Director of the American Gas Association’s caucus of local distribution companies, Mr. Heintz worked with numerous chief executive officers of gas utilities on matters of federal and state regulation, public policy, cost of capital and federal legislation affecting gas companies and holding companies. During the two decades of his regulatory and utility career, Mr. Heintz participated in many organizations that have broadened his base of knowledge about the energy industry, utility operations, and state and federal regulations, including the National Association of Utility Regulators, the Edison Electric Institute, the American Gas Association, the U.S. Department of Energy’s National Petroleum Council and the Gas Research Institute.

Barbara J. Krumsiek

Ms. Krumsiek, age 60, since 1997 has been President and Chief Executive Officer and since 2006 Chair of Calvert Investments, Inc., an investment management and research firm based in Bethesda, Maryland. Calvert offers a range of fixed income, money market and equity mutual funds including a full family of socially responsible mutual funds. Ms. Krumsiek serves as a trustee/director for 44 Calvert-sponsored mutual funds. She has been a director of the Company since May 18, 2007.

Ms. Krumsiek’s qualifications for election to the Board include her financial knowledge from an investor standpoint and her insights as a current chief executive officer, including her familiarity with issues of compensation, risk assessment, and technology. Ms. Krumsiek has served as Chief Executive Officer of Calvert for 15 years, after 23 years of experience with Alliance Capital Management. In her capacity as CEO of Calvert, she has overseen all aspects of corporate operations, including strategic planning, compliance and risk management, financial management, financial statement preparation, and information technology. Ms. Krumsiek also has experience with environmental issues. Ms. Krumsiek lives and works in our operating territory, is a former Chair of the Greater Washington Board of Trade, and serves as a director for several other non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

George F. MacCormack

Mr. MacCormack, age 69, is retired Group Vice President, DuPont, Wilmington, Delaware, a position he held from 1999 through 2003. He was previously Vice President and General Manager (1998), White Pigments & Mineral Products Strategic Business Unit and Vice President and General Manager (1995), Specialty Chemicals Strategic Business Unit for DuPont. Mr. MacCormack also serves as a director of Fuel Tech, Inc., a position he has held since August 2011. He has been a director of the Company since August 1, 2002, and was a director of Conectiv from 2000 until it merged with Pepco on August 1, 2002.

Mr. MacCormack’s qualifications for election to the Board include his insights as a former senior officer who held career leadership roles in technology, manufacturing, sales, business and mergers and acquisitions at a large publicly held corporation. As Group Vice President, Mr. MacCormack had corporate oversight responsibility for approximately 12,000 employees and a $6 billion revenue portfolio of capital and energy intensive global Strategic Business Units. He also had corporate oversight and governance responsibility as Chairman/Vice Chairman of the Board for four major joint ventures with international partners. Over the last 12 years of his career with DuPont, Mr. MacCormack was the lead executive on the sale of several significant chemical businesses, and was one of the senior executives responsible for the sale of the $5 billion Invista Fibers and Chemicals subsidiary company.

Lawrence C. Nussdorf

Mr. Nussdorf, age 66, since 1998 has been President and Chief Operating Officer of Clark Enterprises, Inc. (“Clark Enterprises”), a privately held investment and real estate company based in Bethesda, Maryland, whose interests include Clark Construction Group, LLC, a general contracting company, of which Mr. Nussdorf has been Vice President and Treasurer since 1977. He served as a director of CapitalSource Inc. from March 2007 through April 2010. Since September 2010, Mr. Nussdorf has served as a director of SAIC, Inc. He has been a director of the Company since August 1, 2002, and was a director of Pepco from 2001 until it merged with Conectiv on August 1, 2002.

Mr. Nussdorf’s qualifications for election to the Board include his perspectives as a board member of two other NYSE-listed companies and as a long-serving Chief Operating Officer and former Chief Financial Officer. In addition to being the current President and Chief Operating Officer of Clark Enterprises, Mr. Nussdorf served for over 30 years as Chief Financial Officer. He has been at the forefront of strategic and long-term planning, as well as all aspects of management, operations, and finance of multiple businesses, involving different asset classes. Mr. Nussdorf lives, works and serves as a director for several non-profit organizations in the Company’s operating territory and, therefore, has significant community ties within the region.

Patricia A. Oelrich

Ms. Oelrich, age 59, from 2001 to 2009 was Vice President, IT Risk Management for GlaxoSmithKline Pharmaceuticals, a Global 100 public company. From 1995 to 2000, Ms. Oelrich served as Vice President, Internal Audit for GlaxoSmithKline. She was employed at Ernst & Young from 1975 to 1994, and was a partner from 1988 to 1994. She has been a director of the Company since May 21, 2010.

Ms. Oelrich’s qualifications for election to the Board include her perspectives on corporate governance, information technology, audit, compliance, and finance issues. Ms. Oelrich is a CPA and a Certified Information Systems Auditor. In her roles at GlaxoSmithKline, Ms. Oelrich directed internal audit activities worldwide, established GlaxoSmithKline’s IT Risk Management Program, and participated in establishing GlaxoSmithKline’s Corporate Compliance and Corporate Risk Management Oversight Programs. As a partner at Ernst & Young, Ms. Oelrich was in charge of the Chicago Office Information Systems Audit and Security practice that provided internal audit services and security consulting to highly regulated industries, including the financial services, insurance and healthcare industries. She also was lead financial audit partner on various engagements.

Joseph M. Rigby

Mr. Rigby, age 56, is Chairman, President and Chief Executive Officer of the Company. He has been President and Chief Executive Officer of the Company since March 1, 2009. From March 2008 to March 2009, Mr. Rigby served as President and Chief Operating Officer of the Company and from September 2007 to March 2008, he served as Executive Vice President and Chief Operating Officer of the Company. He was Senior Vice President of the Company from August 2002 to September 2007 and Chief Financial Officer from May 2004 to September 2007. From September 2007 to March 2009, Mr. Rigby was President and Chief Executive Officer of the Company’s utility subsidiaries. He has been Chairman of the Company’s utility subsidiaries since March 1, 2009. Mr. Rigby has been a director and Chairman of the Company since May 15, 2009.

Mr. Rigby’s qualifications for election to the Board include his ability to provide unique insights as PHI’s current Chief Executive Officer, as well as his 34 years of experience with the Company, Company subsidiaries and in the utility industry. Because of the various positions he has held within the Company, Mr. Rigby has broad experience across operations, finance and human resources, including mergers and acquisitions. Mr. Rigby also lives and works in the Company’s operating territory, was Chairman of the Greater Washington Board of Trade and is Chairman of the United Way of the National Capital Area, and serves as a director for several non-profit organizations in the Company’s operating territory and therefore has significant community ties within the region.

Frank K. Ross

Mr. Ross, age 69, is retired managing partner for the mid-Atlantic Audit and Risk Advisory Services Practice and managing partner of the Washington, D.C. office of the accounting firm KPMG LLP, positions he held from July 1, 1996 to December 31, 2003. He currently teaches accounting at Howard University, Washington, D.C., and provides consulting services to its Center for Accounting Education. He is a director of Cohen & Steers Mutual Funds and serves as a director of 19 of these funds. Mr. Ross serves on The Greater Washington, D.C. Urban League and Howard University Math and Science Middle School boards. Mr. Ross was a director of NCRIC Group, Inc. from 2004 to 2005. He has been a director of the Company since May 21, 2004.

Mr. Ross’ qualifications for election to the Board include his extensive knowledge of accounting and strategy matters gained through his over 40 years of experience as an accountant and as a current director of 19 Cohen & Steers Mutual Funds. Mr. Ross also lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Pauline A. Schneider

Ms. Schneider, age 69, joined the Washington, D.C. office of the law firm of Orrick, Herrington & Sutcliffe LLP in September 2006 as a partner in its public finance group. From 1985 to September 2006, she was with the law firm of Hunton & Williams LLP. From October 2000 to October 2002, Ms. Schneider served as Chair of the Board of MedStar Health, Inc., a community-based healthcare organization that includes ten hospitals in the Washington, D.C./Baltimore area. From 1998 to 2002, she chaired the Board of The Access Group, Inc., a non-profit student loan provider headquartered in Wilmington, Delaware. She continues her service on the Access Group board. From December 2003 to November 2010, she served as a director of Diamond Management and Technology Consultants. She has been a director of the Company since August 1, 2002, and was a director of Pepco from 2001 until it merged with Conectiv on August 1, 2002.

Ms. Schneider’s qualifications for election to the Board, in addition to her service on other public company and non-profit boards, include her experience in government and public affairs, as well as her experience as a transactional lawyer. As a partner at Orrick, Ms. Schneider’s practice focuses on transactional matters, including the representation of state and local governments and governmental instrumentalities on general obligation and revenue bond financings for airports, mass transit, water and sewers, hospitals, educational facilities, convention centers, sports arenas and general government projects. Before joining Hunton & Williams, she spent four years in the District of Columbia government, where she was director of the Office of Intergovernmental Relations. Prior to joining the District of Columbia government, Ms. Schneider worked for four years in the Carter White House in the Office of Intergovernmental Affairs/Secretary to the Cabinet. Ms. Schneider also lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Lester P. Silverman

Mr. Silverman, age 66, is Director Emeritus of McKinsey & Company, Inc., having retired from the international management consulting firm in 2005. Mr. Silverman joined McKinsey in 1982 and was head of the firm’s Electric Power and Natural Gas practice from 1991 to 1999. From 2000 to 2004, Mr. Silverman was the leader of McKinsey’s Global Nonprofit Practice. Previous positions included Principal Deputy Assistant Secretary for Policy and Evaluation in the U.S. Department of Energy from 1980 to 1981 and Director of Policy Analysis in the U.S. Department of the Interior from 1978 to 1980. He is a trustee of and advisor to several national and Washington, D.C.-area non-profit organizations. Mr. Silverman also is a member of the board of directors of Logos Energy, Inc., an energy technology start-up company. He has been a director of the Company since May 19, 2006.

Mr. Silverman’s qualifications for election to the Board include his broad experience with the energy industry and extensive experience in government and public policy. Mr. Silverman was a consultant to electric and gas utilities for 23 years and has public policy experience in the energy field. Mr. Silverman also lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Director Independence

Our Independence Standards

The listing standards of the NYSE require that a majority of our directors be “independent” as defined by the NYSE. Applying these standards, the Board has determined that 12 of our current 13 directors, consisting of Messrs. Dunn, Frisby, Golden, Harker, Heintz, MacCormack, Nussdorf, Ross and Silverman, and Mmes. Krumsiek, Oelrich and Schneider, qualify as independent.

For a director to be considered independent under the NYSE listing standards, a director cannot have any of the disqualifying relationships enumerated by the NYSE listing standards. Furthermore, the Board also must determine that the director does not otherwise have any direct or indirect material relationship with the Company. The Board of Directors considers all relevant facts and circumstances when assessing the materiality of a director’s relationship with the Company, not only from the standpoint of the director but also from that of persons or organizations with which the director has an affiliation. Material relationships can include, for example, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. To assist the Board in considering these relationships, the Board has adopted, as part of our Corporate Governance Guidelines, non-exclusive guidelines of material director relationships. Our Corporate Governance Guidelines can be found on our Web site (http://www.pepcoholdings.com) under the link “Corporate Governance.” Under these guidelines, which are based in significant part on the disqualifying relationships enumerated by the NYSE listing standards and the SEC’s independence standard for audit committee members, a director is not “independent” if a PHI director has any of the material relationships specified in the table below.

PHI Corporate Governance Guidelines —
Material Director Relationships

Type of Relationship(1)	Description of Relationship
Employee or executive officer of PHI(2)
➢ A director who is, or has been within the last three years an employee of PHI OR
➢ An immediate family member of a director who is, or has been within the last three years, an executive officer of PHI(3)

Receipt of direct compensation from PHI(2)
Receipt by the director or an immediate family member, during any 12-month period within the last three years, of more than $120,000 in direct compensation from PHI, other than director and committee fees and pension benefits or other forms of deferred compensation for prior service (provided pension benefits or deferred compensation are not contingent in any way on continued service)

Receipt of indirect compensation from PHI(2)
Another company has made payments to, or received payments from, PHI for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenues
AND
The other company is a “related entity,” which means that:
➢ A PHI director is a current employee of the other company OR
➢ An immediate family member of the PHI director is a current executive officer of the other company(4)

Relationships with external or internal auditor(2)
Any of the following relationships exist:
➢ the director is a current partner or employee of PHI’s internal or external auditor
➢ the director has an immediate family member who is a current partner of the internal or external auditor
➢ the director has an immediate family member who (a) is a current employee of the internal or external auditor and (b) personally works on the Company’s audit
➢ the director or an immediate family member of the director was, within the last three years, (a) a partner or employee of the internal or external auditor and (b) personally worked on the Company’s audit within that time

Compensation committee interlocks(2)
The director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the PHI’s present executive officers at the same time serves or served on that other company’s compensation committee.

Type of Relationship(1)	Description of Relationship
Relationships attributable to independence of Audit Committee members
A director who is a member of the Audit Committee may not accept directly or indirectly any consulting, advisory, or other compensatory fee from PHI or any subsidiary (other than fees for service as a director), provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service (provided that such compensation is not contingent in any way on continued service).(5)

A director who is an “affiliated person” of PHI or any subsidiary (other than in his or her capacity as a member of the Board or a Board committee) as defined by the SEC shall not be considered independent for purposes of Audit Committee membership. For purposes of this test only, a director who beneficially owns more than 3% of PHI’s common stock will be considered to be an “affiliated person.”

(1)	In addition to the relationships described above, the Board considers all relevant facts and circumstances in assessing whether any material relationship exists. In particular, the Board considers other material relationships between PHI and persons or organizations with which the director has an affiliation. Material relationships may include, for example, those that are commercial, industrial, banking, consulting, legal, accounting, charitable and familial, among others. Under our Corporate Governance Guidelines, for purposes of considering the existence or materiality of a director’s relationship with PHI or the relationship with PHI of a related entity, payments for electricity, gas or other products or services made in the normal course of business at prices generally applicable to similarly situated customers shall not be taken into account.
(2)	Also a disqualifying relationship under the NYSE listing standards.
(3)	Generally, under SEC rule, the term “executive officer” is defined to mean a president, principal financial officer, controller, any vice president in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions. Officers of a subsidiary are deemed to be officers of the parent if they perform such policy-making functions for the parent. A list of PHI’s executive officers as of the date of this proxy statement has been provided in the 2012 Annual Report.
(4)	Contributions by PHI to a tax exempt organization in which any PHI independent director serves as an executive officer shall not be considered “payments” for purposes of this test, if, within the preceding three years, contributions in any single fiscal year from PHI to the tax-exempt organization exceeded the numerical standards for this test, so long as PHI has disclosed in its proxy statement any such contributions.
(5)	The term “indirect acceptance” by a member of the Audit Committee of any consulting, advisory, or other compensatory fee includes acceptance of such fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to PHI or any subsidiary.

2013 Director Independence Determinations

In making its director independence determinations, the Board considered the following relationships in accordance with its procedures for evaluating related person transactions described below in “Board Review of Transactions with Related Parties.”

Orrick rendered legal services to certain Company subsidiaries in 2012, 2011 and 2010, and continues to render such legal services in 2013 with respect to certain contract matters. Ms. Schneider, a partner in Orrick, has informed the Board that:

➢	she has not worked and will not work on any of these matters;
➢	she did not direct Orrick’s work on any of these matters; and
➢	Orrick’s representation has had no effect on the compensation she receives from Orrick.

In reviewing this relationship, the Board examined the specific services that Orrick provided to the Company’s subsidiaries during 2012, 2011 and 2010, as well as the nature and substance of their ongoing relationships with Orrick. The Board also noted the fact that the amounts paid by the Company and its subsidiaries to Orrick in 2012, 2011 and 2010 were $699, $95,650, and $131,301, respectively.

Since 2009, Mr. Frisby has been a partner in the law firm of Stinson Morrison Hecker LLP (“Stinson Morrison”). Prior to Mr. Frisby’s appointment to the Board in September 2012, this law firm rendered legal and other services to the Company with respect to two matters, which services had ceased as of January 2012. Since January 2012, the Stinson Morrison firm has not provided, and presently does not provide, services to the Company or any of its subsidiaries.

In reviewing this relationship, the Board examined the specific services that Stinson Morrison provided to the Company. The Board also noted the fact that the total amounts paid by the Company to Stinson Morrison in 2012 and 2011 were $45 and $54,886, respectively, and that the services provided by Stinson Morrison were terminated in January 2012.

Dr. Harker is President of UDel. In each of UDel’s fiscal years ending June 2012, 2011 and 2010, Pepco Energy Services supplied natural gas to UDel under a gas master agreement. In each of UDel’s fiscal years ending 2012, 2011 and 2010, Delmarva Power & Light Company, a wholly-owned utility subsidiary of the Company (“DPL”), delivered, and in some cases also supplied, electricity and natural gas to various UDel accounts on terms specified in tariffs approved by the Delaware Public Service Commission. Also, the Company provides tuition assistance payments as a benefit to its employees under a broad-based, non-discriminatory policy, some of whom have used these benefits to attend UDel.

Mr. Nussdorf is President and Chief Operating Officer of Clark Enterprises. Clark Enterprises and its affiliates purchased natural gas from Pepco Energy Services in 2011 and electricity from Pepco in 2012, 2011 and 2010. During 2012, Pepco Energy Services also entered into two teaming agreements with an affiliate of Clark Enterprises with respect to proposed energy services performance contract bids. If Pepco Energy Services wins the bid, Pepco Energy Services would then be required under the teaming agreement to enter into a subcontract with the Clark Enterprises affiliate for specified work. To date, no payments by Pepco Energy Services have been made to the Clark Enterprises affiliate and no contract has been entered into with the proposed customer. The Board is monitoring this relationship, and, if such a contract were to be entered into, the Board would make a determination as to any further action that may be warranted.

With respect to each of the PHI directors discussed above, the Board determined that:

➢	the relationship between each respective related entity (or its affiliates) and PHI or a subsidiary thereof was solely a business relationship which did not convey any special benefits upon the PHI director who was affiliated with such related entity;
➢	the amounts paid to PHI or its subsidiary under the contract were below the numerical threshold set forth in the Corporate Governance Guidelines with respect to payments for property and services between the Company or its subsidiaries and a related entity; and
➢	in the case of each director other than Ms. Schneider and Mr. Frisby, the amounts paid by the related entity to PHI or its subsidiary under the contract constituted payment for electricity and/or natural gas made in the normal course of business at prices generally applicable to similarly situated customers.

For these reasons, the Board determined that these business relationships did not serve to disqualify Ms. Schneider, Dr. Harker, and Messrs. Frisby or Nussdorf, respectively, as an independent director.

In making independence determinations under the NYSE listing standards with respect to a PHI director, the Board has, where applicable, reviewed whether, and to what extent, a director or certain related entities have purchased electricity or natural gas from any of the Company’s regulated utility subsidiaries at rates prescribed by applicable law or governmental authority. Where such purchases would not disqualify the director from a determination of independence under the NYSE listing standards, the Board has determined that such relationships do not create a direct or indirect material relationship with the Company which would preclude a determination of independence. Further, the Board reached its conclusions with respect to Ms. Schneider and Mr. Frisby without necessarily concluding that Ms. Schneider’s relationship as a partner of Orrick or Mr. Frisby’s relationship as a partner of Stinson Morrison constituted a relationship covered by the Corporate Governance Guidelines.

Director Nominations

Director Criteria, Qualifications, Experience and Diversity

The Board believes that it is important for the Board to include an appropriate blend of independent and management directors, which should result in independent directors being predominant and the views of the Company’s management being effectively represented. Accordingly, the number of independent directors should never be less than seven and the management directors should always include the Chief Executive Officer, there should never be more than three management directors, and any management directors, other than the Chief Executive Officer, should be selected from the Company’s executive leadership team.

For independent directors, the Nominating Committee seeks the appropriate balance of experience, skills and personal characteristics required of a director. In order to be considered for nomination to the Board, a director candidate should possess most or all of the following attributes:

➢	independence, as defined by the NYSE listing standards as then currently in effect;
➢	integrity;
➢	judgment;
➢	credibility;
➢	collegiality;
➢	professional achievement;
➢	constructiveness; and
➢	public awareness.

Independent directors should possess, in the aggregate, skill sets that include but are not limited to:

➢	financial acumen equivalent to the level of a Chief Financial Officer or senior executive of a capital markets, investment or financial services firm;
➢	operational or strategic acumen germane to the energy industry, or other industry with similar characteristics (construction, manufacturing, etc.);
➢	public and/or government affairs acumen germane to complex enterprises, especially in regulated industries;
➢	customer service acumen germane to a service organization with a large customer base;
➢	legal acumen in the field(s) of regulatory or commercial law at the partner or chief legal officer level;
➢	technology expertise at the chief technology officer level;
➢	salient community ties in areas of operation of Pepco Holdings’ enterprises; and
➢	corporate governance acumen, gained through service as a senior officer or director of a large publicly held corporation or through comparable academic or other experience.

In identifying director candidates, the Nominating Committee also gives weight to other attributes that it believes contribute to Board effectiveness, including:

➢	analytical skills;
➢	a willingness and ability to constructively and collaboratively engage with management and each other; and
➢	the ability and commitment to devote significant time to service on the Board and its committees.

In accordance with the Corporate Governance Guidelines, the Nominating Committee also follows the principle that a board of directors composed of individuals with a broad range of experiences and backgrounds brings diverse perspectives and contributes to the Board’s overall effectiveness. Thus, independent directors are also selected to ensure diversity, in the aggregate, which diversity should include expertise or experience germane to the Company’s overall business needs, in addition to other generally understood aspects of diversity.

The Board monitors the mix of skills, experience and backgrounds of the Board members to assure that the Board has the necessary composition to effectively perform its oversight function. The Board took these diversity considerations and attributes into account in determining the director nominees and planning for director succession and believes that, as a group, the nominees bring a diverse range of expertise, experience and perspectives, as well as generally understood aspects of diversity, to the Board.

PHI Director Nomination Process

The Nominating Committee has developed the following process for the identification and evaluation of director nominees, which is set forth in our Corporate Governance Guidelines and is publicly available on our Web site. See “The Board of Directors and Corporate Governance — Governance Policies and Procedures” on page 12 of this proxy statement.

Process Steps	Description
Prepare list of potential candidates	• Nominating Committee develops and maintains a list of potential candidates for Board membership. • Potential candidates are recommended by Nominating Committee members and other Board members.
Review of attributes, skill sets and other criteria
• Nominating Committee annually reviews attributes, skill sets and other qualifications for potential candidates.
• Modifications may be made from time to time based upon assessment of the needs of the Board and the skill sets required to meet those needs.

Review of candidates
• All potential candidates are reviewed against current attributes, skill sets and other qualifications established by the Board to determine suitability for Board membership.
• Suitable candidates receive a more detailed review performed through examination of publicly available information, including:
o compliance with applicable director independence standards;
o the number of other boards on which the candidate already serves;
o the possible applicability of restrictions on director interlocks or other requirements or prohibitions imposed by applicable laws or regulations;
o proxy disclosure requirements; and
o actual, potential or perceived conflicts of interest or other issues.

Prioritization of candidates
• Nominating Committee annually determines whether to remove any candidate from consideration as a result of the detailed review.
• As needed, remaining candidates are prioritized by the Nominating Committee for recommendation to and final determination by the Board prior to direct discussion with any candidate.

Candidate contact and nomination
• Following the Board’s determination of a priority-ranked list of approved potential candidates, the Chairman of the Nominating Committee or, at his or her discretion, one or more other members of the Board, will contact and interview the potential candidates in order of their priority.
• When a potential candidate indicates his or her willingness to accept nomination to the Board, no further candidates will be contacted.
• Subject to a final review of eligibility under PHI’s policies and applicable laws and regulations using information supplied directly by the candidate, the candidate will then be nominated for election or appointment.

The process that stockholders must use to nominate directors for election at any future annual meeting of stockholders or for consideration by the Nominating Committee is described in “Communications, Stockholder Proposals and Company Information — Stockholder Proposals and Director Nominations” beginning on page 91 of this proxy statement.

Director Compensation

Elements of Director Compensation

Effective May 18, 2012, each non-management director of PHI is eligible to receive an annual Board retainer comprised of $50,000 in cash and $65,000 in common stock. The common stock portion of the Board retainer is to be paid in the form of RSU awards under the 2012 LTIP which are to vest upon the earlier of one year after the date of grant or upon the date of the next annual meeting of stockholders. During 2012, the annual committee chair and Lead Independent Director retainers were $10,000 and $25,000, respectively. The per meeting fee was $2,000.

Under the terms of the PHI Non-Management Directors Compensation Plan (the “Directors Plan”), our non-management directors were permitted during 2012 to elect to receive their cash retainer payments and meeting fees in cash or in shares of common stock. These directors were also permitted to elect to defer the receipt of their cash retainer and meeting fees under the terms of the PHI Deferred Compensation Plan. Credits to the director’s PHI Deferred Compensation Plan account may be made to a prime rate interest account, an investment fund account determined by the Compensation Committee, or a phantom share account that mirrors an investment in shares of common stock. For information on the PHI Deferred Compensation Plan, see “Executive Compensation — Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans — PHI Executive and Director Deferred Compensation Plan.”

The Board also may establish rules to permit non-management directors to defer the date upon which the payment or settlement of a director award granted under the 2012 LTIP is to occur. In December 2011, the Board approved a non-management director deferral program that permits such directors to elect to defer the payment of shares of common stock under a director award granted in the form of RSUs, performance shares or performance units, until:

➢	the date the director leaves the Board;
➢	the January 31 after the director leaves the Board; or
➢	another date to be specified by the director in advance, which with respect to 2012 deferrals may not be before January 31, 2015.

We provide non-management directors with travel accident insurance for Company-related travel and directors’ and officers’ liability insurance coverage, and reimburse them for travel, hotel and other out-of-pocket expenses incurred in connection with the performance of their duties as directors.

We also provide non-management directors with free parking at our headquarters. Directors also may use these parking spaces other than in connection with the performance of their duties as directors. In addition, during 2012, Company-leased entertainment venues and Company-purchased tickets to sporting and cultural events were made available to non-management directors for personal use when not being used by us for business purposes. There was no incremental cost to us for providing these benefits to non-management directors.

Review and Oversight of Director Compensation

The compensation of the non-management members of the Board is reviewed periodically by the Nominating Committee, which makes recommendations for changes, if any, to the Board for its approval. In December 2011, upon the recommendation of the Nominating Committee, the Board approved a change in the compensation mix for non-management directors which increased the annual retainer and provided for the payment of a portion of the annual retainer in RSUs, effective as of May 18, 2012. See “— Elements of Director Compensation” for a description of the elements of our director compensation. This change in the compensation mix was intended to more closely align the interests of our non-management directors with those of our stockholders. This change in the director compensation mix was based on a review of director fees paid to other companies in our 2011 Utility Peer Group and was recommended by PM&P, the Nominating Committee’s independent compensation consultant. Prior to December 2011, the compensation of our directors had not changed since December 2007.

As part of its review of director compensation, the Nominating Committee also recommended, and the Board approved, effective as of May 2012, increases in the annual retainer for the committee chairs and the Lead Independent Director, as noted in “— Elements of Director Compensation” above. The $2,000 per meeting fee did not change.

Director Compensation Table

The following table sets forth the compensation earned by our non-management directors during 2012. No non-management director received or earned any other compensation from the Company during 2012, other than the compensation described in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Jack B. Dunn, IV	109,409	65,000	174,409
H. Russell Frisby, Jr.(3)	22,500	41,504	64,004
Terence C. Golden	113,500	65,000	178,500
Patrick T. Harker	119,091	65,000	184,091
Frank O. Heintz	149,000	65,000	214,000
Barbara J. Krumsiek	109,500	65,000	174,500
George F. MacCormack	117,000	65,000	182,000
Lawrence C. Nussdorf	111,500	65,000	176,500
Patricia A. Oelrich	121,386	65,000	186,386
Frank K. Ross	116,364	65,000	181,364
Pauline A. Schneider	97,500	65,000	162,500
Lester P. Silverman	119,000	65,000	184,000

(1)	Certain of our directors elected to receive all or a portion of their cash 2012 Board and committee retainer and meeting fees in the form of shares of common stock under the Directors Plan, or deferred the receipt of their cash retainer and fees under the PHI Deferred Compensation Plan, as summarized in the following table.

		Compensation Deferred Under the PHI Deferred Compensation Plan
Name	Shares of Common Stock (#)	PHI Phantom Share Account ($)	Interest Rate/Investment Fund Accounts ($)
Terence C. Golden	—	46,000	—
Frank O. Heintz	1,739	—	—
Barbara J. Krumsiek	3,479	—	—
George F. MacCormack	—	—	21,000
Pauline A. Schneider	—	33,750	33,750

The following table sets forth, as of December 31, 2012 and March 20, 2013, the number of phantom shares (each corresponding to one share of common stock) held by non-management directors who participate in the PHI Deferred Compensation Plan and who have elected to have director compensation deferred into the phantom share account. Phantom shares under the PHI Deferred Compensation Plan may be settled only in cash.

	Phantom Shares Credited (#)
Name	As of December 31, 2012	As of March 20, 2013
Terence C. Golden	2,434	2,944
Barbara J. Krumsiek	19,258	19,258
George F. MacCormack	6,162	6,162
Lawrence C. Nussdorf	4,442	4,442
Pauline A. Schneider	13,646	13,970
Lester P. Silverman	25,312	25,312

(2)	The amount shown for 2012 is the aggregate grant date fair value, as determined in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 —

(continued from prior page)

Compensation — Stock Compensation (excluding the effect of estimated forfeitures), of awards of time-based RSUs granted during that year. For a discussion of the assumptions made in determining the aggregate grant date fair value of these awards, see Note (13), “Stock-Based Compensation, Dividend Restrictions, and Calculations of Earnings Per Share of Common Stock — Stock-Based Compensation” in the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”).

(3)	Mr. Frisby was appointed to the Board in September 2012.

Director Stock Ownership Requirements

Effective May 18, 2012, non-management directors are required to own a minimum amount of common stock or common stock equivalents (including, without limitation, phantom shares under the PHI Deferred Compensation Plan and restricted stock units or other equity awards made under the 2012 LTIP) with a market value equal to four times the annual board cash retainer. Currently, the annual board cash retainer is $50,000 per year. Non-management directors serving on the Board as of May 18, 2012 have until May 18, 2017 to reach the increased share ownership level. Directors elected or appointed thereafter will have five years after the date of their election or appointment to meet this requirement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Exchange Act, we are required to present the compensation paid to our named executive officers as disclosed in this proxy statement to our stockholders for a non-binding, advisory vote. The disclosures related to compensation of our named executive officers include the Compensation Discussion and Analysis, the 2012 Summary Compensation Table, and the other related compensation tables and narrative disclosures in this proxy statement, all of which can be found on pages 29 through 83 of this proxy statement.

The Board believes that our executive compensation program, which is targeted at the 50th percentile of the competitive peer group range for each pay element, aligns compensation with the long-term interests of stockholders. The objective of our executive compensation is to attract, motivate and retain talented executives while promoting our interests and the interests of our customers and stockholders. The Board believes that our executive compensation philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefitted PHI and its stockholders over time.

As a result, we are asking stockholders to indicate their support for our executive compensation by voting “FOR” the following resolution:

“RESOLVED, that the stockholders of Pepco Holdings, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in the Company’s 2013 Proxy Statement.”

Because the vote on this proposal is advisory, it will not be binding on us. However, both the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this matter and will take the outcome of the vote into account when considering the future compensation of the named executive officers.

Compensation/Human Resources Committee Report

The Compensation Committee reviewed and discussed with our management the Compensation Discussion and Analysis (the “CD&A”) required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in our 2012 Form 10-K and in this proxy statement.

Patrick T. Harker, Chairman Jack B. Dunn, IV Frank O. Heintz Barbara J. Krumsiek Frank K. Ross Lester P. Silverman

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 2.

Compensation Discussion and Analysis

Executive Summary

The following is a brief overview of the more detailed discussion and analysis set forth in this Compensation Discussion and Analysis, which focuses on compensation paid to our named executive officers in 2012.

Named Executive Officers

Our named executive officers for 2012 are as follows:

Name	Title
Joseph M. Rigby	Chairman, President and Chief Executive Officer
Frederick J. Boyle	Senior Vice President and Chief Financial Officer(1)
Anthony J. Kamerick	Former Executive Vice President and Chief Regulatory Officer (and Former Senior Vice President and Chief Financial Officer)(2)
David M. Velazquez	Executive Vice President, Power Delivery
Kevin C. Fitzgerald	Executive Vice President and General Counsel(3)
Kirk J. Emge	Senior Vice President and Special Counsel to the Chief Executive Officer(4)

(1)	Mr. Boyle was appointed Senior Vice President and Chief Financial Officer of PHI effective April 9, 2012.
(2)	Mr. Kamerick was promoted from Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Regulatory Officer of PHI effective April 9, 2012, and he retired from PHI as of February 1, 2013.
(3)	Mr. Fitzgerald was appointed Executive Vice President and General Counsel on September 17, 2012.
(4)	Mr. Emge served as Senior Vice President and General Counsel of PHI until September 17, 2012, at which time he was appointed Senior Vice President and Special Counsel to the Chief Executive Officer of PHI. Mr. Emge has announced that he will retire from PHI effective April 1, 2013.

Compensation Philosophy

Our executive compensation philosophy is straightforward: we reward our executives for their contributions to our performance and stockholder value by tying a significant portion of their total compensation directly to our short-term and long-term performance.

Compensation Components

The primary elements of our named executive officers’ total compensation are base salary, annual cash incentive awards under the EICP, annual grants of RSUs (two-thirds of which are performance-based), and retirement and other employee benefits. In 2012, we also granted time- and performance-based retention awards of RSUs under our long-term incentive plans.

Pay for Performance

We have designed a compensation program that makes a substantial percentage of executive pay variable, subject to payout or increase when corporate targets are achieved or exceeded and forfeiture or reduction when corporate targets are not achieved. In recent years, we have continued to adjust our compensation program to further align compensation received by our named executive officers with the interests of our stockholders and to provide compensation that is tied directly to the continued positive performance of the Company and its named executive officers. See “— 2012 Compensation Actions” and “— Corporate Governance and Pay for Performance” below.

Compensation Mix

The following graphs highlight elements of the compensation mix for our Chief Executive Officer, as well as our other named executive officers, on an average basis. These graphs are based on data contained in our 2012 Summary Compensation Table beginning on page 50 of this proxy statement.

The following charts summarize the relationship of at-risk to fixed compensation with respect to our Chief Executive Officer, as well as our other named executive officers, on an average basis. For purposes of these charts, fixed compensation includes base salary and discretionary cash bonuses, and at-risk compensation includes EICP awards with respect to 2012 and the grant date fair value of awards granted under the LTIP and the 2012 LTIP during 2012, based on data contained in our 2012 Summary Compensation Table.

Say On Pay

In 2012, we submitted an advisory vote to our stockholders on our executive compensation program (a say on pay vote) and it received the support of the holders of approximately 89% of the shares of common stock present and eligible to vote at our 2012 annual meeting of stockholders. We pay careful attention to any feedback we receive from our stockholders regarding our executive compensation, including the say on pay vote. The Compensation Committee considered the results of this stockholder advisory vote in making subsequent compensation decisions in 2012, and, as a result, determined to continue to closely align compensation to Company performance objectives.

In addition, at our 2011 annual meeting of stockholders, our stockholders indicated their preference, on an advisory basis, that the say on pay vote be held annually rather than every two or three years. In response, the Board determined to hold an annual advisory say on pay vote.

2012 Business Results

For the year ended December 31, 2012, PHI reported consolidated net income from continuing operations of $285 million, or $1.24 per diluted share, as compared to $260 million, or $1.15 per basic and diluted share, for the year ended December 31, 2011. The year over year increase in earnings primarily reflects higher electric transmission and distribution revenue, due to the positive effects of the Company’s investments in utility infrastructure. However, this increase in earnings was offset by lower earnings at Pepco Energy Services resulting from the ongoing wind-down of the retail energy supply business and a challenging energy services market.

During 2012, the Company continued to make significant progress on executing its strategic plan to enhance stockholder value while continuing its commitment to focus on reliability enhancement and customer satisfaction across all of our service territories. Key components of this plan effected during 2012 include:

➢	investments of approximately $1.2 billion in infrastructure improvements in 2012 focused on enhancing reliability, and the approval of a capital expenditure plan for $5.9 billion of additional expenditures over the five-year period from 2013 to 2017;
➢	the filing of rate cases in each jurisdiction on an annual basis to align more closely revenue and related cash flow levels with other operation and maintenance spending and capital investments;
➢	the continued implementation of a comprehensive plan to improve reliability and customer satisfaction across our utilities’ service territories, which resulted in a 24% reduction in the average number of power outages and a 26% decline in the average duration of outages in 2012 as compared to 2011;
➢	enhancement of our emergency restoration improvement program to address storm response, which resulted in enabling the utilities to restore power to our customers more quickly after the “derecho” storm in June and Hurricane Sandy in October; and
➢	installation and activation of advanced technology, such as smart meters and digital controls on overhead lines, throughout the majority of our utilities’ service territories, providing enhanced energy information and management options to customers and enabling more efficient power restoration.

2012 Compensation Actions

Highlights of 2012 Actions

To further align compensation received by our named executive officers with the interests of our stockholders and to reinforce good corporate governance practices, the following actions related to our executive compensation programs were taken in 2012:

➢	We received approval from stockholders of the performance goal criteria under the LTIP as required by Section 162(m) of the Code, in order to permit the deductibility of performance-based compensation paid under the LTIP in excess of $1 million.
➢	We received stockholder approval of two new compensation plans (the 2012 LTIP and the EICP) both of which included performance goal criteria intended to comply with Section 162(m) of the Code.

➢	We entered into an employment agreement with our new Executive Vice President and General Counsel, in which he elected to forego his right to an excise tax gross-up payment under the PHI Change-in-Control Severance Plan, and in which his compensation was aligned with specific performance objectives.
➢	We continued the practice of granting under our long-term incentive plans performance-based RSU awards, including retention awards which are tied to reliability and customer service achievements, in order to attract and retain our named executive officers.
➢	We continued the practice of using total shareholder return relative to our peer group for determining performance-based awards under our long-term incentive plans.
➢	We continued the practice of granting awards of time-based RSUs, instead of restricted stock awards, under our long-term incentive plans, together with dividend equivalents accrued in the form of additional RSUs that will not vest except and to the extent the underlying RSUs vest.
➢	We expanded the practice commenced in 2011 of including compensation recovery (clawback) provisions in employment and other compensation agreements, including agreements for the award of RSUs pursuant to the Company’s 2012 LTIP, intended to satisfy the requirements of the Dodd-Frank Act and the Sarbanes-Oxley Act.

Base Salary

Messrs. Velazquez, Kamerick and Emge received an increase in base salary of 3.9%, 3.0% and 2.3%, respectively, in 2012 based on each named executive officer’s performance. Mr. Rigby’s and Mr. Fitzgerald’s 2012 base salaries were set in their respective employment agreements with the Company described below under “Employment and Severance Agreements.” Mr. Boyle’s base salary for 2012 was determined when he joined the Company in 2012.

Annual Incentive Plan Compensation and Discretionary Cash Bonuses

As further described below, each of our named executive officers received an award under the EICP based on the Company’s 2012 results. In addition, Mr. Velazquez received a discretionary cash bonus with respect to his performance in 2012, and Mr. Boyle received a cash bonus in connection with joining the Company in April 2012.

Long-Term Incentive Plan Awards

For the 2010 to 2012 LTIP award performance period, the Compensation Committee determined the extent to which performance goal criteria for performance-based awards under our LTIP were met, resulting in the vesting of common stock under these awards for each named executive officer. The Compensation Committee also determined the outcome of each of the performance goals under Mr. Rigby’s 2012 performance-based retention awards, the settlement of which will not occur until after Mr. Rigby’s employment with us terminates.

Corporate Governance and Pay for Performance

Our 2012 compensation program was built upon the Company’s compensation governance framework and pay-for-performance philosophy, which includes the following features:

➢	We have established a pay-for-performance environment by linking short-term and long-term incentive-based compensation to the achievement of measurable business and individual performance goals.
➢	Our executive compensation programs continued to focus on both long-term and short-term performance, and to emphasize at-risk over fixed compensation.
➢	We determine base salaries and base salary increases by reference to a named executive officer’s performance and position and the salary range for that position, using competitive market survey data.
➢	Our Compensation Committee receives advice on pay composition and levels of compensation from an independent compensation consultant.
➢	We target compensation levels at approximately the 50th percentile of the competitive range for each pay element, assuming each named executive officer is fully performing in his position.
➢	Long-term incentives are designed to align named executive officer focus with stockholders by measuring our stock price performance relative to that of companies in our utility peer group, as well as to serve as a retention mechanism.
➢	We use equity-based, long-term incentive compensation as a means to align the interests of our named executive officers with those of our stockholders. To do this, we annually grant RSUs,

two-thirds of which may vest based on performance over a three-year performance period. We have not granted stock options since 2002 and no named executive officer holds any stock options.
➢	We have a common stock ownership requirement for our officers, which each named executive officer (other than the named executive officers who joined us in 2012 and are subject to a phase-in period) has satisfied.
➢	We incorporate performance goals into our short-term and long-term incentive plans that are intended to balance the interests of our officers with those of our stockholders and customers.
➢	We provide our named executive officers with only limited perquisites and personal benefits.
➢	We maintain a strong risk management program which includes our Compensation Committee’s ongoing evaluation and oversight of the relationship between our compensation programs and risk.
➢	We may recoup certain incentive compensation payments made to our Chief Executive Officer and Chief Financial Officer when required under the Sarbanes-Oxley Act. Employment agreements and award agreements under the 2012 LTIP with our executive officers include compensation recovery (clawback) provisions intended to satisfy the requirements of the Sarbanes-Oxley Act, and, when implemented, the Dodd-Frank Act.
➢	We have adopted “no hedging”, “no pledging” and “no margining” policies.

The Compensation Process

The Compensation Committee, the composition and responsibilities of which are described more fully in “The Board of Directors and Corporate Governance — Board Committee Descriptions” on page 8 of this proxy statement, primarily is responsible for all executive compensation decisions with respect to each of the named executive officers, except for the annual salary of the Chief Executive Officer, which is approved by all of the independent directors. To assist it in carrying out its responsibilities, the Compensation Committee requests and receives recommendations from the Chief Executive Officer with respect to the compensation packages of the other named executive officers, including the selection and weighting of the specific performance objectives applicable to short-term and long-term incentive awards.

When structuring compensation arrangements for the named executive officers and other executives, the Compensation Committee typically receives advice from its independent compensation consultant concerning pay mix and levels of compensation, as well as information with respect to the financial costs and tax and accounting consequences associated with the various elements of compensation. Since 2007, the Compensation Committee has engaged PM&P as its independent compensation consultant to advise the Compensation Committee on various executive compensation matters. Pursuant to this engagement, PM&P annually:

➢	attends Compensation Committee meetings and provides advice to the Compensation Committee, including a review of materials related to the meeting;
➢	conducts peer group review and benchmarking analyses for the Compensation Committee;
➢	analyzes certain compensation practices of the companies in our peer group;
➢	prepares an update on executive compensation trends as requested by the Compensation Committee;
➢	provides advice on compensation packages and proposed new salary ranges, to be provided to Company executives, as well as total executive compensation, as requested by the Compensation Committee;
➢	conducts pay-for-performance analyses; and
➢	provides other various industry and compensation data.

While serving as the compensation consultant to the Compensation Committee, PM&P has not had any other relationships with the Company or any of its executives, nor does it provide services to the Company other than those relating to compensation matters.

As a result of recent SEC rules and an amendment to the NYSE listing standards relating to the independence of compensation committee advisors, we have adopted policies and procedures to provide for pre-approval of certain compensation-related services by the Compensation Committee and a periodic review of any conflicts of interest involving its advisors. In January 2013, the Compensation Committee determined that PM&P was independent under the NYSE listing standards and that PM&P’s work for the Compensation Committee has not raised any conflict of interest.

Compensation Philosophy

The objective of our executive compensation program is to attract, motivate and retain talented executives while promoting the interests of the Company and its customers and stockholders. To achieve this objective, our executive compensation program is designed to:

➢	provide executives with salaries, incentive compensation opportunities and other benefits that are competitive with comparable companies in our industry;
➢	reward executives for the achievement by the Company and its business segments of targeted levels of operational excellence and financial performance and for the achievement of individual performance goals;
➢	align the financial interests of our named executive officers with those of the stockholders through equity-based, long-term incentive awards, time- and performance-based retention awards, as well as stock ownership requirements which require named executive officers to hold common stock in an amount equal to between one and five times such person’s base salary; and
➢	strike a careful balance between risk and compensation so as to not encourage executives to take excessive risk which could have a material adverse impact on our business and financial results.

Compensation Levels and Benchmarking

Compensation levels for our named executive officers are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole.

The Compensation Committee uses Company-prepared tally sheets for each named executive officer to assist it in its annual compensation review process. The tally sheet identifies each material element of the named executive officer’s compensation, including salary, short-term and long-term incentive compensation opportunities, pension accruals and other benefits, and shows the severance and other payouts to which the executive would be entitled under various employment termination scenarios. The tally sheet allows the Compensation Committee to review the totality of each named executive officer’s compensation.

Based on a benchmarking survey and analysis that PM&P performs annually, as well as other data sources, the Compensation Committee assesses competitive market compensation practices. One of the primary ways the Compensation Committee evaluates the Company’s executive compensation arrangements relative to other companies is to compare the Company’s practices to a group of companies that are primarily electricity and natural gas distribution companies with a similar market capitalization. The composition of this group of peer companies is reassessed annually and its composition may be changed by the Compensation Committee from year to year to reflect corporate transactions or other events that may affect the comparability of one or more of the constituent companies.

For 2012, the Utility Peer Group consisted of the 18 companies listed below (the “2012 Utility Peer Group”). At December 31, 2012, the Company ranked at the 54th percentile in total assets (based on recent quarterly disclosure) and at the 21st percentile in market capitalization relative to the companies that comprised the 2012 Utility Peer Group. Based on the benchmarking survey prepared by PM&P in January 2013, the Compensation Committee has modified the Utility Peer Group for 2013 by removing NSTAR (following its merger with Northeast Utilities, with the combined entity remaining in the Utility Peer Group) and adding DTE Energy Company and Portland General Electric Company to the Utility Peer Group to more closely align the Utility Peer Group with our size and business strategy.

2012 Utility Peer Group

Alliant Energy Corporation Ameren Corporation CenterPoint Energy, Inc. CMS Energy Corporation Consolidated Edison, Inc. Great Plains Energy Incorporated	Northeast Utilities NSTAR NV Energy, Inc. OGE Energy Corp. Pinnacle West Capital Corporation PPL Corporation	Public Service Enterprise Group Incorporated SCANA Corporation TECO Energy, Inc. Westar Energy, Inc. Wisconsin Energy Corporation Xcel Energy Inc.

Components of the Executive Compensation Program

The compensation program for the Company’s executives (currently consisting of 56 persons), including the named executive officers, consists of the following components:

➢	base salary;
➢	annual cash incentive opportunities under the EICP and, where extraordinary efforts or special circumstances warrant, discretionary cash bonuses;
➢	significant use of incentive awards of performance-based RSUs, and, to a lesser extent, time-based RSU awards (each with dividend equivalents), granted under the long-term incentive plans;
➢	retirement and deferred compensation programs;
➢	health and welfare benefits; and
➢	limited perquisites and personal benefits.

The following is a discussion of our compensation mix and each component of executive compensation.

Compensation Mix

The following charts highlight elements of the compensation mix for our Chief Executive Officer, as well as our other named executive officers, on an average basis, using data contained in our 2012 Summary Compensation Table beginning on page 50 of this proxy statement.

Consistent with our pay for performance strategy, the percentages of each named executive officer’s at-risk compensation as compared to fixed compensation are designed to reflect the Compensation Committee’s view that a significant percentage of each named executive officer’s compensation should be at risk and tied to Company, business unit or individual performance. Furthermore, the Compensation Committee generally believes that, as the level of an executive’s overall responsibility increases, the percentage of the executive’s compensation that is at-risk should likewise increase.

The following chart shows the relationship of at-risk to fixed compensation with respect to our Chief Executive Officer and each of our other named executive officers. For purposes of this chart, fixed compensation is comprised of base salary and discretionary cash bonuses, and at-risk compensation is comprised of 2012 EICP awards with respect to 2012 and the grant date fair value of awards granted under the LTIP and the 2012 LTIP during 2012, based on data contained in our 2012 Summary Compensation Table beginning on page 50 of this proxy statement.

Base Salary

The Compensation Committee considers adjustments to base salary levels annually and also may consider base salary adjustments in connection with promotions and other special circumstances.

Mr. Rigby’s and Mr. Fitzgerald’s employment agreements with the Company provide for a minimum base salary that may be increased, but not subsequently decreased, during the terms of the agreements.

The Compensation Committee, in order to provide consistency within the Company, has developed base salary levels for the named executive officers and assigned a level to each position based primarily on the decision-making responsibility associated with the position. Each base salary level has a range, with the midpoint of the range fixed at approximately the median of the competitive range as determined by a market survey of salary levels for comparable positions. Each named executive officer’s base salary is established within the range based on a combination of factors, including the executive’s level of experience, tenure with the Company in the position and performance.

The Compensation Committee annually considers adjustments to the base salary range for each salary level and to individual salaries. The process of setting an executive’s annual base salary begins with a review by the Compensation Committee of available information on salary levels of executives at other companies. If the information shows a change in the base salary range for a particular salary level, the Compensation Committee has the discretion to adjust the Company’s base salary range for that salary level by a corresponding percentage. If the information shows an increase in base salary levels, the Compensation Committee also may approve a percentage increase in the total base salary budget for the Company’s executive group that corresponds to the market increase in salaries as shown by the comparative salary information. These base salary increases may be allocated among the members of the executive group based on the Compensation Committee’s evaluation of an executive’s performance, length of service and any other relevant factors. The Compensation Committee also may consider whether a further base salary adjustment for a particular executive is warranted based on the goal of generally paying an executive at the median of the competitive salary range for the executive’s position.

The Compensation Committee, and in the case of Mr. Rigby, the independent directors, have approved the following base salaries for the named executive officers set forth below:

Name	2013 Base Salary Level ($)	2012 Base Salary Level ($)	2011 Base Salary Level ($)
Joseph M. Rigby	1,015,000	985,000	880,000
Frederick J. Boyle	470,000	440,000	—
Anthony J. Kamerick(1)	513,000	513,000	498,000
David M. Velazquez	518,000	503,000	484,000
Kevin C. Fitzgerald	550,000	550,000	—
Kirk J. Emge(2)	400,000	400,000	391,000

(1)	Mr. Kamerick retired from the Company effective as of February 1, 2013.
(2)	Mr. Emge has announced his retirement from the Company, effective as of April 1, 2013.

2012 Base Salary Actions

To establish base salaries for 2012, the Compensation Committee obtained from PM&P published data, compiled from the same sources as the information used to adjust salary levels, which showed an average base salary budget increase of 3%. Based on this data, the Compensation Committee approved a merit budget increase equal to 3% of total base salaries, which it allocated among the executive group.

Mr. Rigby’s 2012 base salary was determined in December 2011 in the context of the negotiation of his employment agreement. In recommending an increase in the base salary for Mr. Rigby to the independent directors in connection with entering into this employment agreement, the Compensation Committee noted Mr. Rigby’s performance in executing our plans to improve and enhance reliability and customer service, and executing the Company’s business strategy, including regulatory, financing and smart grid plans. The Compensation Committee also recognized that Mr. Rigby’s strong leadership evidenced by his oversight of the Company through the reliability, customer service and reputational issues experienced by the Company has been essential to the progress the Company has made to address these issues. As a result, the Compensation Committee intended to ensure that the implementation of the plans to improve reliability and customer satisfaction continues to progress under Mr. Rigby’s stewardship. The Compensation Committee also reviewed the data related to salary information for Mr. Rigby’s position provided by PM&P in relation to the Company’s 2011 Utility Peer Group and noted that it was below the median salary for his position.

Accordingly, the Compensation Committee recommended to the independent directors an 11.9% increase in Mr. Rigby’s 2011 base salary, which would bring his 2012 base salary to 99.0% of the midpoint of the competitive range for his position. The Compensation Committee also acknowledged that, under his employment agreement, Mr. Rigby was relinquishing (or agreeing to a diminution of) certain significant rights, including severance payments, retirement payments, and rights to Section 280G gross-up payments. The independent directors concurred in this recommendation.

The Compensation Committee increased Mr. Kamerick’s 2011 base salary by 3%. In approving an increase for Mr. Kamerick, the Compensation Committee noted Mr. Kamerick’s strong performance in executing the Company’s strategic, financing and regulatory plans, and the Company’s strong credit and risk profile. The Compensation Committee noted that Mr. Kamerick’s 2011 base salary was slightly above the midpoint of the competitive range for his position. However, in light of Mr. Kamerick’s strong performance in 2011, the Compensation Committee approved setting Mr. Kamerick’s 2012 base salary at 105.8% of the midpoint of the competitive range for his position.

The Compensation Committee also increased Mr. Velazquez’s 2011 base salary by 3.9%. In approving this base salary increase for Mr. Velazquez, the Compensation Committee noted Mr. Velazquez’s work in executing our plans to improve and enhance reliability and customer service, the achievement of key initiatives related to the smart grid, implementing key organizational changes in the Power Delivery business, navigating the Company’s Hurricane Irene restoration efforts, and sound management of the operating utilities budget. It also was noted that Mr. Velazquez played a key role in various regulatory proceedings and public meetings. The Compensation Committee also noted that Mr. Velazquez’s 2011 base salary was slightly above the midpoint of the competitive range for his position. In light of the foregoing, the Compensation Committee recommended an increase in Mr. Velazquez’s 2011 base salary, which is at 103.7% of the midpoint of the competitive range for his position.

The Compensation Committee increased Mr. Emge’s 2011 base salary by 2.3%. In approving an increase for Mr. Emge, the Compensation Committee noted Mr. Emge’s achievements during 2011, including development and execution of the Company’s regulatory plan, the filing of rate cases in each jurisdiction where the Company operates, and the continued strong legal department performance against benchmark metrics. The Compensation Committee noted that Mr. Emge’s 2011 salary was slightly above the midpoint of the competitive range for his position. Accordingly, the Compensation Committee approved setting Mr. Emge’s salary at 103.9% of the midpoint of the competitive range for his position.

Two of our named executive officers joined the Company in 2012 and received base salaries approved by the Compensation Committee. For 2012, the base salary for Mr. Fitzgerald was set in the context of his employment agreement with the Company described in “— Employment and Severance Agreements” below. The 2012 salary for Mr. Boyle was established in March 2012 in connection with his joining the Company and reflects a base salary commensurate with a chief financial officer with Mr. Boyle’s level of experience in the energy and utility industries.

2013 Base Salary Actions

To establish base salaries for 2013, the Compensation Committee obtained from PM&P published data, compiled from the same sources as the information used to adjust salary levels, which showed an average base salary budget increase of 3%. Based on this data, the Compensation Committee approved a merit budget increase equal to 3% of total base salaries, which it allocated among the executive group.

In recommending the base salary increase for Mr. Rigby to the independent directors, the Compensation Committee noted Mr. Rigby’s performance in executing plans to improve and enhance reliability and customer service, and executing the Company’s business strategy, including regulatory, financing and smart grid plans. The Compensation Committee also reviewed the benchmarking data for Mr. Rigby’s position provided by PM&P and noted that Mr. Rigby’s 2012 base salary was 97% of the median salary for his position. The Compensation Committee also reviewed chief executive officer compensation data from the Utility Peer Group provided by PM&P. Accordingly, the Compensation Committee recommended to the independent directors a 3% increase in Mr. Rigby’s base salary, which would bring his 2013 base salary to 100% of the midpoint of the competitive range for his position.

The Compensation Committee increased Mr. Boyle’s 2012 base salary by 2.95%, and provided for an additional upward adjustment to bring Mr. Boyle’s 2013 base salary closer to the midpoint of the competitive range for his position. In approving the base salary increase for Mr. Boyle, the Compensation Committee noted Mr. Boyle’s performance in executing the Company’s strategic, financing and regulatory plan. The Compensation Committee noted that Mr. Boyle’s 2012 base salary is slightly below the midpoint of the competitive range for his position. In light of Mr. Boyle’s performance in 2012, the Compensation Committee approved a base salary increase for Mr. Boyle, which brought his base salary to 91.5% of the midpoint of the competitive range for his position. In addition, the Compensation Committee approved a special base salary adjustment of $17,000, which brought his base salary to 94.9% of the midpoint of the competitive range for his position.

The Compensation Committee increased Mr. Velazquez’s 2012 base salary by 2.98%. In approving the base salary increase for Mr. Velazquez, the Compensation Committee noted the following:

➢	the execution of plans to improve and enhance reliability and customer service;
➢	the achievement of key initiatives related to the smart grid;
➢	the implementation of key organization changes in the Power Delivery business;
➢	navigation of the Company’s derecho and Hurricane Sandy restoration efforts; and
➢	sound management of the operating utilities budget.

It also was noted that Mr. Velazquez played a key role in various regulatory proceedings and public meetings. The Compensation Committee further noted that Mr. Velazquez’s 2012 base salary was slightly above the midpoint of the competitive range for his position. In light of the foregoing, the Compensation Committee recommended an increase that brought Mr. Velazquez’s base salary to 104.7% of the midpoint of the competitive range for his position.

The Compensation Committee did not approve an increase in the base salary for Messrs. Kamerick, Fitzgerald or Emge because Mr. Kamerick retired as of February 1, 2013, Mr. Emge had announced his retirement effective April 1, 2013, and Mr. Fitzgerald only joined us recently, in September 2012.

Annual Cash Incentive Awards Under the EICP, and Discretionary Cash Bonuses

In 2012, the Company provided its executives, including its named executive officers, with an opportunity to receive an annual cash incentive award under the EICP. For each participating executive, a target short-term incentive opportunity is established which is a percentage of the executive’s annual base salary. Each executive’s EICP opportunity percentage is selected by the Compensation Committee and is intended to place the executive’s total cash compensation opportunity (consisting of annual base salary and target annual incentive compensation) at a level approximating the midpoint of the competitive range. Annual cash incentive awards are made under the EICP to the extent performance goals established by the Compensation Committee are achieved.

The performance goal criteria used as the basis for awards and the specific targets can vary from year to year. The performance goals can consist entirely, or be a combination, of performance objectives for the Company as a whole or performance objectives for a particular business unit. Some executives also have individual performance objectives. The performance goals for the Company and the respective business units are selected to reward the executive for the achievement of targeted financial results and operational goals. Each executive’s goal allocation is designed to align the executive’s award opportunity with the executive’s management responsibilities. Generally, the financial targets are based on the Company’s annual financial plan. Other quantitative targets typically are set at levels that exceed the level of performance in prior years. Typically, the Compensation Committee determines target award opportunities in January of each year, and approves performance goals and the other components of the annual EICP program in February of each year.

A payment of an award under the EICP may be made only if the performance goals for the award have been satisfied. Except with respect to executives who are covered by Section 162(m) of the Code, the Compensation Committee retains the discretion to adjust awards under the EICP either up or down taking into account such factors and circumstances as it determines to be appropriate. The Compensation Committee may not adjust an award with respect to an executive covered by Section 162(m) of the Code if the adjustment would prevent such payment from being performance-based compensation as defined thereunder. Typically, the Compensation Committee determines EICP award payments in February of each year.

In 2012, each of the named executive officers was granted an opportunity to earn a cash incentive award under the EICP of up to 180% of his target award opportunity. Target award opportunities under the EICP are established by the Compensation Committee and are expressed as a percentage of annual base salary. The target award opportunities granted in 2012 under the EICP for each of the named executive officers were as follows:

Name	Target Award Opportunities as a Percentage of Annual Base Salary (%)
Joseph M. Rigby	100%
Frederick J. Boyle	60%
Anthony J. Kamerick	60%
David M. Velazquez	60%
Kevin C. Fitzgerald	60%
Kirk J. Emge	60%

These 2012 award opportunities are shown in the 2012 Grants of Plan-Based Awards table on page 59 of this proxy statement under the heading “Estimated Future Payouts Under Non-Equity Incentive Plan Awards.”

The performance goals in 2012 for Messrs. Rigby, Boyle, Kamerick, Fitzgerald and Emge consisted entirely of corporate performance goals. These goals were:

Corporate Performance Goal	Weight (%)
Company net earnings (excluding mark-to-market gains or losses associated with our retail energy supply business) relative to budgeted net earnings of $229.8 million	40%
Company free cash flow relative to budgeted free cash flow in the amount of negative $780 million(1)	10%
Utility customer satisfaction as measured by the results of customer surveys and other performance metrics	30%
Leadership initiatives, including:
➢ diversity, as measured by the attainment of, or good faith efforts toward the attainment of, established affirmative action goals; and
➢ safety, as measured by the absence of fatalities and the number of recordable injuries and fleet accidents	10%
Completion of key operational excellence projects	10%

(1)	Free cash flow is defined to mean net cash from operating activities, plus net cash used by investing activities, plus dividends paid on common stock, minus common stock issued for the DRP.

The 2012 goals for Mr. Velazquez consisted entirely of performance goals relating to our Power Delivery business segment. These goals were:

Performance Goal	Weight (%)
Power Delivery net earnings relative to budgeted net earnings of $191.3 million	25%
Power Delivery capital spending that is at or below the approved budgeted capital spending (less certain estimated storm-related expenditures) and percent of priority projects completed	10%
Power Delivery operation and maintenance spending that is at or below the budgeted operation and maintenance spending of $859.6 million	5%
Utility customer satisfaction and reliability as measured by the results of customer surveys and other metrics	40%
Diversity, as measured by the attainment of, or good faith efforts toward the attainment of, established affirmative action goals, and safety, as measured by the absence of fatalities and the number of recordable injuries and fleet accidents	15%
Regulatory and compliance as measured by completion of rate cases on an established schedule and compliance with North American Electrical Reliability Corporation requirements	5%

Each award was subject to the condition that, if the Company’s (or Power Delivery’s, in the case of Mr. Velazquez) net earnings relative to the budgeted net earnings (each as described above) goal was not achieved, no award would be made regardless of the extent to which the other performance goals were achieved.

In January 2013, the Compensation Committee received from PM&P an analysis of the Company’s total compensation for its executive officers relative to that of the 2012 Utility Peer Group and the utility industry in general. This analysis concluded that the short-term incentives for each of the named executive officers were within the market median range of practices.

In February 2013 the Compensation Committee made the following award decisions based on 2012 performance with respect to the named executive officers’ 2012 award opportunities under the EICP:

Named Executive Officer	Performance Goal	Outcome
Joseph M. Rigby	➢ Company adjusted net earnings relative to budgeted adjusted net earnings	42.0%
Frederick J. Boyle	➢ Company free cash flow relative to budgeted free cash flow	15.0%
Anthony J. Kamerick	➢ Customer satisfaction and reliability	40.8%
Kevin C. Fitzgerald	➢ Leadership initiatives, comprised of safety and diversity goals	8.2%
Kirk J. Emge	➢ Completion of key operational excellence projects	15.0%
	Total	121.0%

David M. Velazquez	➢ Power Delivery adjusted net earnings relative to budgeted adjusted net earnings	23.8%
	➢ Capital spending	7.2%
	➢ O&M spending	—
	➢ Customer satisfaction and reliability	54.2%
	➢ Leadership initiatives, comprised of safety and diversity goals	13.8%
	➢ Regulatory and compliance goals	6.0%
	Total	105.0%

These awards are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 50 of this proxy statement.

In addition, from time to time, the Compensation Committee may award a discretionary cash bonus to a particular named executive officer for extraordinary efforts or where special circumstances warrant such a payment.

Mr. Velazquez received a $100,000 discretionary bonus with respect to his performance in 2012. The Compensation Committee recognized Mr. Velazquez’s strong leadership and efforts in 2012 to improve customer satisfaction and the performance of the power delivery system. Furthermore, the Committee recognized Mr. Velazquez’s efforts in improving the utilities’ emergency restoration practices and storm responsiveness.

Mr. Boyle received a $40,000 hiring bonus in April 2012 as an inducement to join the Company.

Equity and Incentive Awards Under the LTIP and the 2012 LTIP

Long-term equity and incentive awards (other than retention awards) are made to the named executive officers and other executives under the LTIP and the 2012 LTIP. The Compensation Committee has adopted a target long-term equity and incentive opportunity for each executive officer that is a percentage of the executive’s salary and is designed to place the executive’s total direct compensation opportunity (consisting of salary, target annual cash incentive compensation and target long-term equity and incentive compensation) at a level targeting market median practices.

In December 2011, upon the recommendation of the Compensation Committee and advice from PM&P, the Board approved the 2012 LTIP, which was in turn approved by our stockholders in May 2012. The 2012 LTIP permits the Company to continue to grant stock-based compensation to executives, including named executive officers, in order to align executive compensation with Company performance and increases in stockholder value.

The target level of long-term and incentive compensation as a percentage of salary for each of the named executive officers in 2012 was as follows:

Name	Target as a Percentage of Salary (%)
Joseph M. Rigby	250%
Frederick J. Boyle	125%
Anthony J. Kamerick	125%
David M. Velazquez	125%
Kevin C. Fitzgerald	125%
Kirk J. Emge	100%

Under the Company’s long-term equity and incentive compensation arrangements (other than retention awards), two-thirds of an executive’s targeted long-term equity and incentive award opportunity is in the form of RSUs that vest to the extent that performance objectives are achieved over a three-year performance period (the “performance-based awards”). One-third of the executive’s long-term equity and incentive award opportunity is in the form of RSUs that vest generally upon the completion by the executive of three years of employment from the date of grant (the “time-based awards”). The primary objectives of the performance-based awards are to retain the executive and to align the financial interests of the executive with the long-term interests of the Company’s stockholders. The primary objective of the time-based awards is executive retention.

Each RSU entitles the holder, beginning on the date of grant, to receive one share of common stock at the end of the restriction or performance period. The time-based awards will generally be subject to forfeiture, subject to certain exceptions, if the employment of the executive terminates before the end of the three-year restriction period. When the Company pays a dividend on its common stock during the three-year vesting period, the participant will be credited with additional RSUs with a fair market value equal to the amount of the dividend on the participant’s outstanding RSUs. These additional RSU credits will vest or be forfeited in proportion to the vesting of the underlying award. Dividend equivalents on the RSUs are treated the same way for performance-based awards. The Compensation Committee decided to credit dividends in this way so that the executive will only receive the benefit of dividends if an award is earned.

During 2012, in accordance with our typical practice, the Compensation Committee generally granted annual performance-based awards under the LTIP during the first 90 days of the year, so that the Company may provide equity awards and establish performance goals at or relatively close to the beginning of the applicable retention period/performance cycle. This timing also permits payments made under performance-based awards to comply with applicable requirements in the LTIP for “performance-based compensation” under Section 162(m) of the Code. The Compensation Committee has granted, and will continue to grant, awards of equity compensation under the 2012 LTIP at other times of the year as it deems necessary or desirable to reflect new hires, promotions and changes in responsibility, as well in other compensatory circumstances as determined by the Compensation Committee.

We also have granted performance-based and time-based retention awards under the LTIP and 2012 LTIP to Mr. Rigby and Mr. Fitzgerald pursuant to their employment agreements. The retention awards for Mr. Rigby were designed to retain his services to the Company over the three-year period of his agreement and to further align Mr. Rigby’s compensation with the attainment of goals of the Company related to, among other things, reliability, customer satisfaction and smart grid development. The retention awards for Mr. Fitzgerald were designed to attract him to the Company and to encourage his efforts to assist the Company in the attainment of its key initiatives.

Performance-Based Awards

For performance-based awards granted under the LTIP and the 2012 LTIP for the three-year performance period beginning on January 1, 2012, the Compensation Committee utilized the Company’s total shareholder return relative to that of the 2012 Utility Peer Group, or Relative TSR, as the sole performance goal. Relative TSR is calculated based on the sum of (i) the positive or negative change in the price of the Company’s common stock relative to that of the companies in the 2012 Utility Peer Group (calculated using as a starting price the average daily closing price per share during the fourth quarter of 2011 and as an ending price the average daily closing price per share during the fourth quarter of 2014); and (ii) the aggregate amount of dividends paid over the three-year period. The following table shows the percent of the target award that will be earned by a named executive officer based on the Relative TSR:

Percentile of PHI’s TSR vs. Peers	% of Target Award Earned
90th or Above	200%
75th	150%
50th	100%
25th	25%
Below 25th	0%

In addition, if the Company’s total shareholder return over the three-year period is negative, the payout will be capped at 100% of target, even though the Company’s performance compared to the 2012 Utility Peer Group would have allowed an award in excess of 100% of the target.

Awards will be prorated when performance falls between the specified levels. For example, for performance at the 62nd percentile, the award will be 125% of target. If, during the course of the three-year performance period, a significant event occurs, as determined in the sole discretion of the Compensation Committee, that the Compensation Committee expects to have a substantial effect on the Relative TSR performance objective during the period, whether related to the Company or one or more companies in the 2012 Utility Peer Group, the Compensation Committee may revise the performance objective (except with respect to an award to a “covered employee” as defined under Section 162(m) of the Code).

The Compensation Committee believes Relative TSR balances the named executive officer’s overall incentive pay opportunities between goals for Company performance and the Company’s financial performance in relation to the Utility Peer Group and is representative of current compensation design trends and peer group practices. The Compensation Committee typically approves a determination of Relative TSR with respect to a performance period in February of the year after the completion of that period.

Performance-based awards are subject to forfeiture if the employment of the executive terminates before the end of the performance period, subject to certain exceptions described in “Executive Compensation — Termination of Employment and Change in Control Benefits.” When the Company pays a dividend on common stock during the three-year performance period, the participant will be credited with additional RSUs corresponding to the amount of the dividend. These additional RSU credits will be forfeited to the extent that the award does not vest.

Grants of Awards for 2012 to 2014 Performance Period

For further information on the performance-based awards granted to each named executive officer in 2012, see the 2012 Grants of Plan-Based Awards table beginning on page 59 of this proxy statement.

Payout of Awards for 2010 to 2012 Performance Period

Following the end of 2012, the Compensation Committee determined the payouts for the 2010 through 2012 performance period LTIP awards based on the extent to which the performance goal for the award was satisfied. The Compensation Committee determined that payouts would be at 61.0% of target based upon the level of achievement of Relative TSR, which was at the 37th percentile.

For information on the number of shares awarded in 2013 to each named executive officer under LTIP awards for the 2010 to 2012 performance period, see the 2012 Option Exercises and Stock Vested table on page 67 of this proxy statement.

Performance-Based Retention RSU Awards

Pursuant to the terms of his employment agreement with the Company, Mr. Rigby is entitled to receive a series of three annual performance-based retention awards of 36,945 RSUs under the LTIP over the term of his employment agreement. The vesting of each of these awards is contingent upon Mr. Rigby’s continued employment during each annual performance period and achievement of the performance goals established for the performance period covered by the award. The performance goals for each award are established at the beginning of the performance period.

The first of Mr. Rigby’s performance-based retention awards was granted under the LTIP on January 26, 2012 and covered the performance period of January 1, 2012 through December 31, 2012. For this award, the performance goals were: (i) reliability of electric service to customers; (ii) residential customer satisfaction; (iii) “smart grid” deployment and customer benefits; (iv) improvement of Company reputation within its service territories; and (v) management recruitment and talent development.

In February 2013, the Compensation Committee determined that 85% of this award was earned. The table below explains and analyzes the Compensation Committee’s determinations and outcome with respect to each of the performance goals under this award.

Performance Goal	Determination	Outcome
Reliability of electric service to customers	Achieved, based on following accomplishments: ➢ completion of reliability enhancement plan and emergency restoration improvement plan milestones ➢ achievement of state-mandated reliability standards ➢ completion of vegetation management and storm restoration projects	20%
Residential customer satisfaction	Exceeded target, based on the results of PHI and utility customer surveys	20%
“Smart grid” deployment and customer benefits	Substantially achieved, based on: ➢ percentage of smart meter deployment and activation ➢ creation of automated distribution deployment plan ➢ dynamic pricing achievements	18%
Improvement of Company reputation	Satisfied one of three reputational metrics	7%
Management recruitment and talent development	Achieved, as a result of the following, among other accomplishments: ➢ Successfully transitioned three executive positions during 2012 ➢ Executed development assignment plan ➢ Initiated development plan for high potential executives ➢ Completed corporate communications talent rollout	20%
	Total	85%

For further information on the vesting of this retention award, see the 2012 Option Exercises and Stock Vested table on page 67 of this proxy statement.

Pursuant to the terms of his employment agreement with the Company, beginning on January 1, 2013, Mr. Fitzgerald is entitled to receive a series of three annual performance-based retention RSU awards under the 2012 LTIP. See “Executive Compensation — Employment and Retirement Agreements — Kevin C. Fitzgerald” for a summary of the terms of these awards.

The vesting of each of these awards is contingent upon Mr. Fitzgerald’s continued employment during each annual performance period and achievement of the performance goals established for the performance period covered by the award. The performance goals for these awards are established at or near the beginning of the performance period. The first award was granted on January 2, 2013 under the 2012 LTIP in the amount of 8,499 RSUs for the performance period from January 1, 2013 through December 31, 2013. The performance goals established by the Compensation Committee in December 2012 for this award were: (i) reduction of external legal fees; (ii) development and execution of an external stakeholder enrollment plan; (iii) support or leading of grid resiliency initiatives; (iv) development and exploration of strategic growth opportunities; and (v) completion of a leadership development plan.

Time-Based Awards

Grants of Time-Based RSU Awards in 2012

The number of shares of time-based RSUs awarded in 2012 to each of the named executive officers under the LTIP and the 2012 LTIP is shown in the 2012 Grants of Plan-Based Awards table on page 59 of this proxy statement in the column headed “All Other Stock Awards: Number of Shares of Stock or Units.” In each case, these time-based awards are subject to forfeiture if the employment of the executive terminates before January 26, 2015, subject to certain exceptions described in “Executive Compensation — Termination of Employment and Change in Control Benefits.” During the vesting period, an executive does not own any shares of common stock and cannot vote the shares underlying the award. Each quarter, additional RSUs are granted as dividend equivalents, which are settled in shares of common stock if and to the extent the time-based award vests.

In addition to the foregoing RSU grants, pursuant to the terms of his employment agreement, Mr. Rigby received on January 4, 2012 a time-based retention award of 73,891 RSUs, one-third of which vested on January 4, 2013 and the remaining two-thirds vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, in each case provided that Mr. Rigby remains continually employed by the Company (subject to certain exceptions).

Under the terms of his employment agreement, Mr. Fitzgerald also received a time-based retention award of 39,494 RSUs, four-fifteenths of which vest on each of September 17, 2013 and September 17, 2014, and the balance of which vests on September 17, 2015, in each case provided that Mr. Fitzgerald remains continually employed by the Company (subject to certain exceptions) on each vesting date.

These retention awards were intended to induce the named executive officer to remain in the employ of the Company during the term of the employment agreement.

Vesting of Time-Based Restricted Stock Awards

The number of shares of common stock that vested as of January 22, 2012, February 26, 2012 and June 13, 2012 under the terms of the time-based restricted stock awards originally granted under the LTIP on January 22, 2009, February 26, 2009 and June 13, 2009 are shown in the 2012 Option Exercises and Stock Vested table on page 67 of this proxy statement in the column “Stock Awards — Number of Shares Acquired on Vesting.”

The number of shares of common stock that vested as of January 28, 2013 under the terms of time-based restricted stock awards originally granted under the LTIP on January 28, 2010 are shown in the table below. During the vesting period, each executive had all rights of ownership with respect to the shares, including the right to vote the shares and the right to receive dividends on the shares.

Named Executive Officer	Number of Shares Vested in 2013 Under Time-Based Awards Granted in 2010 (#)
Joseph M. Rigby	34,258	(1)
Anthony J. Kamerick	9,421	(2)
David M. Velazquez	9,421
Kirk J. Emge	6,304

(1)	Does not include any shares vested under Mr. Rigby’s time-based retention award granted under his employment agreement, the vesting of which is described above under “— Grants of Time-Based RSU Awards in 2012.”
(2)	Does not include shares vested under Mr. Kamerick’s 2011 time-based RSU award as a result of his retirement on February 1, 2013, which are described in the section “— 2012 Option Exercises and Stock Vested” on page 67 of this proxy statement.

Retirement Programs

The Company’s retirement plans, consisting of both its tax-qualified retirement plan and supplemental executive retirement plans, are discussed in detail in the section entitled “Executive Compensation — Description of Pension and Other Retirement Plans” beginning on page 69 of this proxy statement. Under the Pepco Holdings Retirement Plan, all employees of the Company and certain subsidiaries with at least five years of service (three years in the case of the Conectiv Cash Balance Sub-Plan) are entitled to receive retirement benefits in accordance with the applicable benefit formula up to the maximum level that a qualified pension plan is permitted to provide consistent with regulations under the Code.

The PHI 2011 Supplemental Executive Retirement Plan, or the 2011 SERP, provides retirement benefits to participating executives in addition to the benefits a participant is entitled to receive under the Pepco Holdings Retirement Plan to supplement benefits which participants forego due to certain limitations on benefit calculations imposed by the Code. If the benefit payment that otherwise would have been available under the applicable benefit formula of the Pepco Holdings Retirement Plan is reduced due to a contribution or benefit limit imposed by law, the participant in the Pepco Holdings Retirement Plan is entitled to a compensating payment. In addition, a participant in the Pepco Holdings Retirement Plan is entitled to either or both of the following enhancements to the calculation of the participant’s retirement benefit:

➢	the inclusion of compensation deferred under the Company’s executive deferred compensation plans; and
➢	to the extent not permitted by the Pepco Holdings Retirement Plan, the inclusion of annual cash incentive compensation received by the participant.

The supplemental retirement plan benefits applicable to the named executive officers are described in the section entitled “Executive Compensation — Description of Pension and Other Retirement Plans — Supplemental Executive Retirement Plans” beginning on page 70 of this proxy statement.

The Compensation Committee believes that the 2011 SERP’s enhancements to the benefits that otherwise would be provided under the Pepco Holdings Retirement Plan are appropriate because they:

➢	provide competitive retirement benefits;
➢	protect eligible participants against reductions in retirement benefits due to limitations under the Code;
➢	attract new employees to the Company and encourage the continued employment of existing employees; and
➢	establish a more unified approach to the Company’s retirement programs, consistent with current market practices.

Under the terms of the employment agreement entered into with Mr. Rigby, he is entitled to receive an increase in his benefit so that such benefit would be equal to 1.65% of such final average base pay and bonus multiplied by years of service. See “Executive Compensation — Description of Pension and Other Retirement Plans — Supplemental Executive Retirement Plans — PHI 2011 Supplemental Executive Retirement Plan” for additional information regarding the 2011 SERP.

All employees of the Company, including the named executive officers, are entitled to participate on the same terms as other eligible employees in the Company’s 401(k) plan. To encourage participation in the 401(k) plan, participants in this plan receive a 100% Company-matching contribution on employee contributions, up to 3% of annual salary, and a 50% Company-matching contribution on employee contributions in excess of 3% of annual salary, up to 6% of annual salary.

Health and Welfare Benefits

Each of the named executive officers participates in the Company’s health care, life insurance, and disability insurance plans on the same terms as other Company employees. Other than (i) a Company-paid annual executive physical, (ii) under the Company’s Change-in-Control Severance Plan for Certain Executive Employees and (iii) under Mr. Rigby’s employment agreement, the Company has no health or welfare plans, programs or arrangements that are available only to executives.

Pursuant to the terms of the Company’s Change-in-Control Severance Plan, and subject to certain specified conditions and exceptions contained in that plan, upon a change in control, the Company will be required to make available to each named executive officer (other than Mr. Rigby) such medical, dental, group life and disability benefits that are at least at a level (and cost to the executive) substantially similar in the aggregate to the level of such benefits prior to the change in control.

Pursuant to the terms of his employment agreement:

➢	Mr. Rigby is entitled to reimbursement from the Company of the cost of purchasing a health insurance policy comparable to the Company-sponsored healthcare plan in which Mr. Rigby is enrolled, for a period equal to the longer of one year following the termination of his employment agreement or the remaining term of the agreement.
➢	In the event Mr. Rigby’s employment is terminated without cause or he resigns for good reason, in each case following a change in control, he would be entitled to receive Company-paid healthcare, life insurance and disability benefits no less favorable than those in effect immediately prior to the termination, for a period of 24 months after such termination.

Other Perquisites and Personal Benefits

The Company provides its named executive officers with limited perquisites and other personal benefits on an annual basis, including one or more of the following: (i) a car allowance, (ii) Company-paid parking, (iii) tax preparation, (iv) financial planning services, (v) the cost of an annual executive physical, (vi) payment of certain club dues, (vii) personal use of Company-leased entertainment venues and Company-purchased tickets to sporting and cultural events when not otherwise used for business purposes and (viii) reimbursement for spousal travel. The Company does not provide tax gross-ups to any named executive officers on any of the aforementioned perquisites. These benefits generally are provided to ensure that the Company’s total compensation package is competitive with peer companies and to provide named executive officers with certain limited benefits that are not inconsistent with such practices at other peer group companies. The Compensation Committee believes that the type and amount of perquisites and other personal benefits provided to the named executive officers are reasonable in relation to the amount of their overall compensation. From time to time, as circumstances warrant, the Company may compensate executives for the financial effects of relocating, including under the Code, pursuant to a long-standing, non-discriminatory relocation policy. All perquisites and other personal benefits paid to our named executive officers are more fully described in the Summary Compensation Table beginning on page 50 of this proxy statement.

Deferred Compensation Plan

Under the PHI Deferred Compensation Plan, which is described in greater detail in the section entitled “Executive Compensation — Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans — PHI Executive and Director Deferred Compensation Plan” on page 73 of this proxy statement, the named executive officers and other executives are permitted to defer the receipt of all or any portion of their compensation, including incentive compensation. In addition, to the extent an executive is prevented from making a contribution to the 401(k) plan due to the qualified plan limitations imposed by the Code, the executive is entitled to defer the excluded amount under the PHI Deferred Compensation Plan and receive an additional credit under the PHI Deferred Compensation Plan equal to the matching contribution, if any, that the Company would have made with respect to the excluded amount under the 401(k) plan. Balances under the PHI Deferred Compensation Plan with respect to an executive are credited on a monthly basis with an amount corresponding to, as elected by the executive, any or a combination of:

➢	interest at the prime rate;
➢	the return that would have been earned had the account balance been invested in any one or a combination of investment funds; or
➢	the return the executive would have earned had the account balance been invested in shares of common stock.

The PHI Deferred Compensation Plan is designed to allow participating executives to save for retirement in a tax-effective way. The Company funds its future financial obligations under the PHI Deferred Compensation Plan through the purchase of Company-owned life insurance policies and other investments.

Employment and Severance Agreements

Employment Agreement with Mr. Rigby

The Company entered into an employment agreement with Mr. Rigby effective January 1, 2012, in order to ensure Mr. Rigby’s continued service to the Company and maintain his strong leadership and oversight of the Company during the three-year term of the employment agreement. The employment agreement also is intended to further align Mr. Rigby’s compensation with the successful achievement of various PHI initiatives and operational goals established by the Compensation Committee. For additional information regarding the terms of the employment agreement with Mr. Rigby, see “Executive Compensation — Employment and Retirement Agreements — Joseph M. Rigby” beginning on page 53 of this proxy statement.

Employment Agreement with Mr. Fitzgerald

Mr. Fitzgerald’s compensation for 2012 was determined in connection with his employment agreement and reflects a compensation package that (i) was commensurate with the extensive utility and energy-related legal and business expertise that he brings to the Company, and (ii) was intended to serve as inducement to Mr. Fitzgerald to become an executive of, and retain his employment with, the Company for the term of the employment agreement. In setting his compensation, the Compensation Committee also considered the fact that Mr. Fitzgerald elected to forego his right to a tax gross-up payment under the Change-in-Control Severance Plan. This employment agreement also provides for performance-based retention awards of RSUs, intended to further align Mr. Fitzgerald’s compensation with the successful achievement of various PHI initiatives. For additional information regarding the terms of the employment agreement with Mr. Fitzgerald, see “Executive Compensation — Employment and Retirement Agreements — Kevin C. Fitzgerald” beginning on page 55 of this proxy statement.

Retirement Agreement with Mr. Emge

In connection with his retirement from the Company effective April 1, 2013 and in appreciation of his more than 26 years of dedicated service to the Company and its predecessors, the Compensation Committee approved the terms of a retirement agreement with Mr. Emge in September 2012. The retirement agreement was intended to provide a smooth executive transition of the General Counsel role from Mr. Emge to Mr. Fitzgerald, especially in light of Mr. Emge’s significant knowledge of and role in regulatory and related matters, and to reflect the Company’s heartfelt appreciation for the many years of dedicated service Mr. Emge provided to the Company.

For further information regarding Mr. Emge’s retirement agreement, see “Executive Compensation — Employment and Retirement Agreements — Kirk J. Emge” beginning on page 57 of this proxy statement.

Severance and Change in Control Benefits

Mr. Rigby’s employment agreement provides for severance payments and other benefits if his employment is terminated other than for “cause” or he voluntarily terminates his employment for “good reason,” whether or not such termination is in connection with a change in control of the Company. These provisions are generally designed to provide assurance to the executive that, if his employment is actually or constructively terminated by the Company, he will receive for a period of time thereafter the compensation and benefits that he would have received had the termination not occurred. These benefits also address the concern that the fear of job loss might influence the executive when considering strategic opportunities that may include a change in control of the Company. The agreement provides that the amount of the severance payment declines over the three-year term of the agreement. The specific benefits to which Mr. Rigby is entitled are described in detail under the section entitled “Termination of Employment and Change in Control Benefits.”

The Company also maintains a Change-in-Control Severance Plan in which the named executive officers, other than Mr. Rigby, participated as of December 31, 2012. Under this plan, which is described in “Executive Compensation — Termination of Employment and Change in Control Benefits,” if, within one year following a change in control, a participating executive’s employment is terminated by the Company without “cause” or is terminated by the executive for “good reason,” the executive will be entitled to receive, among other things, a severance payment equal to 1.5, two or three times the salary and target annual cash incentive award for the year in which termination occurs, depending upon the executive’s position. See “Executive Compensation — Termination of Employment and Change in Control Benefits — Change-in-Control Severance Plan” on page 76 of this proxy statement for additional information regarding this plan. The purpose of the plan is to ensure that the participating executives are able to remain focused on their responsibilities to the Company in a change in control situation and are not distracted by the uncertainty of their continued employment.

Tax and Accounting Considerations

Tax Considerations

Performance-Based Compensation Under Section 162(m) of the Code

Under Section 162(m) of the Code, a public company is prohibited from deducting for federal income tax purposes compensation in excess of $1.0 million paid to the Company’s principal executive officer and the Company’s three highest compensated executive officers (other than the principal executive officer or the principal financial officer), except that this prohibition does not apply to compensation that qualifies as “performance-based compensation” as defined in regulations adopted under Section 162(m).

The payment of shares of common stock under performance-based awards granted under the LTIP and the 2012 LTIP (including performance-based retention awards) upon the vesting of such awards, if determined solely by reference to the achievement of pre-established performance objectives, would qualify as “performance-based compensation” under Section 162(m) of the Code. Time-based restricted stock and time-based RSU awards under the LTIP and the 2012 LTIP (including time-based retention awards) do not generally qualify as “performance-based compensation” because the awards vest on the basis of continued employment, rather than pre-established performance objectives.

Awards under the EICP will qualify as “performance-based compensation” under Section 162(m) of the Code, so long as the payment of the award under the EICP is based on the achievement of pre-established performance objectives determined in accordance with the EICP’s terms.

The Compensation Committee intends for awards of performance-based compensation under the LTIP, the 2012 LTIP and the EICP to qualify as “performance-based compensation” under Section 162(m) to the greatest extent reasonably possible to maximize the deductibility by the Company of the payment of such compensation for federal income tax purposes.

The Compensation Committee may from time to time provide an executive with a discretionary cash bonus to reward the executive for extraordinary effort or where special circumstances warrant. Depending on the circumstances, such a bonus may or may not qualify as performance-based compensation under Section 162(m).

Nonqualified Deferred Compensation Under Section 409A of the Code

Section 409A of the Code provides that amounts deferred under nonqualified deferred compensation plans are includable in an employee’s income when vested unless certain requirements are met. If these requirements are not met, employees are also subject to additional income tax and interest penalties. Our supplemental retirement plans, executive employment agreements, severance arrangements, and other nonqualified deferred compensation arrangements are intended to satisfy the requirements of Section 409A.

Parachute Payments Under Sections 280G and 4999 of the Code

Section 280G of the Code disallows a tax deduction for “excess parachute payments” in connection with the termination of employment related to a change of control (as defined in the Code), and Section 4999 of the Code imposes a 20% excise tax on any person who receives excess parachute payments. As discussed beginning on page 74 of this proxy statement, our named executive officers are entitled to receive certain payments upon termination of their employment, including termination following a change in control. Under the terms of the Company’s Change-in-Control Severance Plan, all named executive officers, except Mr. Rigby and Mr. Fitzgerald, are entitled to receive tax gross-ups for any payments that constitute an excess parachute payment. Not all of the payments to which our named executive officers are entitled are excess parachute payments. See “Executive Compensation — Termination of Employment and Change in Control Benefits.” Accordingly, our tax deduction would be disallowed under Section 280G for all excess parachute payments as well as tax gross-ups.

Accounting Considerations

The RSU awards disclosed in the 2012 Grants of Plan-Based Awards table are accounted for based on their grant date fair value, as determined under FASB ASC Topic 718, which is recognized over the service or vesting period applicable to the grant. Forfeitures are estimated, and the compensation cost of awards will be reversed if the employee does not remain employed by us throughout the service or vesting period.

Stock Ownership Requirements

To further align the financial interests of the Company’s executives with those of our stockholders, the Board in 2005 adopted stock ownership requirements for officers of the Company. The requirements, which are expressed as a multiple of salary, are a function of the executive’s seniority:

Officer Level	Multiple of Salary (#)
Chief Executive Officer, President	5 times
Executive Vice President	3 times
Senior Vice President	2 times
Vice President	1 time

Each officer had until the later of December 31, 2010, or five years after the date of the officer’s election as an officer, to attain the required ownership level. An individual who is appointed as an officer or is promoted to a position with a higher stock ownership requirement has five years from the date of appointment or promotion to attain the applicable stock ownership level. Shares of common stock allocated to an executive’s 401(k) plan account, unvested shares of restricted stock, and the number of shares of common stock underlying RSU awards (plus dividend equivalents accrued thereon) are considered owned by the executive for the purpose of meeting the ownership requirement. Each of Messrs. Rigby, Velazquez and Emge meet the stock ownership requirement applicable to him. Because Messrs. Boyle and Fitzgerald joined the Company during 2012, they have until 2017 to comply with these requirements. Mr. Kamerick is no longer subject to the stock ownership requirement following his retirement from the Company effective February 1, 2013.

Prohibition on Hedging of Economic Risk and Pledging of Stock

Because hedging transactions can result in the misalignment of the ownership interest of directors, officers and employees relative to that of the Company’s stockholders, the Board has determined that no director, officer or employee of the Company (including executives) may engage in any hedging or similar transactions that have the effect of reducing or eliminating the investment risks associated with any of the Company’s securities owned by such person. This prohibition applies whether the securities have been acquired from the Company or have been purchased by the holder in the market.

Pledging and margining of common stock puts those shares at risk of sale if the loan cannot otherwise be repaid or if securities in a margin account decrease in value. For these reasons, in February 2013, our Board adopted a policy that prohibits our directors, officers and non-union employees from:

➢	pledging their PHI common stock to secure indebtedness of any kind;
➢	using PHI common stock in a margin account as collateral for investments in other securities; or
➢	engaging in any other transaction of a similar nature that has the effect of using PHI securities as collateral.

Executive Compensation

The 2012 Summary Compensation Table below sets forth information on compensation paid by us and our subsidiaries for the following named executive officers:

➢	our principal executive officer;
➢	all persons who served as our principal financial officer at any time during 2012; and
➢	the three other most highly compensated executive officers employed as of December 31, 2012, determined on the basis of their total compensation for 2012 (excluding the amounts under the column “Change in Pension Value and Nonqualified Deferred Compensation Earnings” below).

2012 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
Joseph M. Rigby	2012	985,000	—	4,749,521	1,191,850	4,234,725	204,737	11,365,833
Chairman, President and	2011	880,000	—	2,322,631	748,000	2,511,103	259,796	6,721,530
Chief Executive Officer	2010	880,000	—	1,941,743	—	588,975	140,586	3,551,304

Frederick J. Boyle	2012	320,984	40,000	505,694	233,034	28,159	144,402	1,272,273
Senior Vice President and Chief Financial Officer(5)

Anthony J. Kamerick	2012	513,000	—	653,209	372,438	1,054,393	74,440	2,667,480
Executive Vice President and	2011	498,000	—	657,209	253,980	1,532,675	85,516	3,027,380
Chief Regulatory Officer	2010	484,000	—	533,982	338,026	844,732	69,113	2,269,853
(Former Senior Vice President and Chief Financial Officer)(6)

David M. Velazquez	2012	503,000	100,000	640,472	316,890	1,260,208	82,101	2,902,671
Executive Vice President	2011	484,000	125,000	638,719	198,053	2,517,536	97,546	4,060,854
	2010	484,000	—	533,982	—	118,719	62,091	1,198,792

Kevin C. Fitzgerald	2012	159,280	—	1,270,379	115,645	4,276	16,593	1,566,173
Executive Vice President and General Counsel

Kirk J. Emge	2012	400,000	—	407,448	290,400	763,190	71,387	1,932,425
Senior Vice President and	2011	391,000	—	412,791	199,410	789,255	82,639	1,875,095
Special Counsel to the	2010	381,000	—	357,291	266,090	471,012	79,497	1,554,890
Chief Executive Officer(7)

(1)	The amount shown for each year is the aggregate grant date fair value as determined in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) of awards of time-based restricted stock, time-based RSUs and performance-based awards, as applicable, granted during that year. The values shown with respect to each performance-based award (i) assume that such award will vest at 100% of the target level at the end of the performance period and the recipient will remain employed by us through such date; and (ii) reflect that dividends have been factored into the determination of grant date fair value. Furthermore, the values shown assume that each award of time-based restricted stock or time-based RSUs, as applicable, will vest in full at the end of the three-year service period. For a further description of these stock-based awards, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Equity and Incentive Awards Under the LTIP and the 2012 LTIP.” For a discussion of the other assumptions made in determining the aggregate grant date fair value of these awards, see Note (13), “Stock-Based Compensation, Dividend Restrictions, and Calculations of Earnings Per Share of Common Stock — Stock-Based Compensation” in the Company’s consolidated financial statements included in its 2012 Form 10-K.

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Two-thirds of an executive’s yearly LTIP (2012 LTIP, with respect to Mr. Fitzgerald) awards were performance-based and one-third was time-based. Assuming vesting of performance-based awards granted in 2012, 2011 and 2010 at the maximum level of 200% of target, the grant date fair value of these performance-based awards would have been as follows:

	Grant Date Fair Value (Maximum Level) of Performance-Based Awards Granted In:
Name	2012	2011	2010
Joseph M. Rigby	$3,407,661	$3,135,312	$2,751,602
Frederick J. Boyle	697,692	—	—
Anthony J. Kamerick	887,365	887,163	756,694
David M. Velazquez	870,075	862,205	756,694
Kevin C. Fitzgerald	725,643	—	—
Kirk J. Emge	553,514	557,225	506,298

(2)	Consists of awards under the EICP. For a further description of these awards, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP, and Discretionary Cash Bonuses.”
(3)	Consists of the aggregate annual increase in the actuarial present value of the executive’s accumulated benefit under all defined benefit and actuarial pension plans. None of the named executive officers received “above-market earnings” (as defined by SEC regulation) under any of the Company’s nonqualified deferred compensation plans.
(4)	The totals shown in this column for 2012 consist of:
Name	Dividends Paid on Unvested Shares of Restricted Stock ($)	Market Value of Dividend Equivalents Credited on Time-Based RSU Awards ($)(a)	Company- Paid Premiums on Term Life Insurance ($)	Company Matching Contributions Under 401(k) Plan ($)	Company Matching Contributions on Deferred Compensation ($)	Perquisites and Other Personal Benefits ($)(b)	Total ($)
Joseph M. Rigby	36,999	90,981	2,281	11,250	29,550	33,676	204,737
Frederick J. Boyle	—	6,950	742	9,023	—	127,687	144,402
Anthony J. Kamerick	11,820	24,746	1,188	11,250	6,150	19,286	74,440
David M. Velazquez	10,175	24,150	1,165	11,250	7,141	28,220	82,101
Kevin C. Fitzgerald	—	2,378	368	1,375	—	12,472	16,593
Kirk J. Emge	6,808	15,492	926	8,670	7,343	32,148	71,387

(a)	Represents the market value of dividend equivalents credited quarterly during 2012 with respect to unvested time-based RSU awards granted under the LTIP (with respect to Mr. Fitzgerald, the 2012 LTIP). These amounts were computed based upon the closing market price of a share of common stock on the trading day immediately prior to the dividend payment date.
(b)	The following perquisites and other personal benefits were paid in 2012 (all amounts shown reflect cash payments made by the Company, except as otherwise stated):
Name	Automobile Allowance ($)*	Parking ($)	Tax Preparation Fee ($)	Financial Planning Fee ($)	Executive Physical Fee ($)	Club Dues ($)	Spousal Travel ($)	Reimbursed Relocation Expenses ($)		Total ($)
Joseph M. Rigby	11,700	2,400	2,500	10,820	800	2,400	3,056	—		33,676
Frederick J. Boyle	8,288	1,800	2,500	13,466	—	495	—	101,138	**	127,687
Anthony J. Kamerick	11,700	2,400	2,500	—	—	2,386	300	—		19,286
David M. Velazquez	11,700	2,400	2,500	10,820	800	—	—	—		28,220
Kevin C. Fitzgerald	3,413	800	—	4,489	—	3,770	—	—		12,472
Kirk J. Emge	11,700	2,400	2,500	10,820	—	450	4,278	—		32,148

*	Consists of a non-accountable expense allowance to compensate executives for the business use of their automobiles.
**	Includes a $27,250 adjustment made pursuant to the Company’s longstanding non-discriminatory relocation policy to compensate the named executive officer for the effect of the relocation expense payment under the Code.

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In addition, in 2012, Company-purchased tickets to attend sporting and cultural events were made available to our named executive officers for personal use when not being used for business purposes. There was no incremental cost to PHI for providing these tickets to our named executive officers.

“All Other Compensation” Information for 2011 as reported in the 2012 Summary Compensation Table has been reduced to reflect (i) the fact that dividend equivalents credited on performance-based awards granted in 2010 and 2011 are not required to be included in this column because they were factored into the reported grant date fair value; and (ii) dividend equivalents credited on time-based awards only during 2011 and not for any prior year.

(5)	Mr. Boyle was appointed Senior Vice President and Chief Financial Officer of PHI effective April 9, 2012.
(6)	Mr. Kamerick was promoted to Executive Vice President and Chief Regulatory Officer effective April 9, 2012 and served in that position until his retirement on February 1, 2013.
(7)	Mr. Emge served as Senior Vice President and General Counsel of PHI until September 17, 2012, when he was appointed as Senior Vice President and Special Counsel to the Chief Executive Officer. Mr. Emge has announced his retirement as an executive officer of PHI, effective April 1, 2013.

Comparison of 2012 Realized Pay to Reported Pay

The calculation of total compensation as reported in the 2012 Summary Compensation Table is based upon rules of the SEC and includes compensation that is not received or realized by our named executive officers during the year. For example, total compensation includes the “grant date fair value” of time-based and performance-based RSU awards that were granted during 2012. These amounts are computed applying specific accounting rules and based on a number of assumptions, and are included in total compensation even though time-based awards do not vest until the end of the restriction period and the named executive officer will not realize shares under performance-based awards until the Compensation Committee has determined whether, and the extent to which, the relevant performance criteria have been satisfied at the end of the performance period. For more information on total compensation as calculated under the SEC’s rules, see the narrative and footnotes accompanying the 2012 Summary Compensation Table.

To supplement this SEC-mandated disclosure, the following table sets forth the “realized pay” of each named executive officer. For purposes of this table, we define “realized pay” to include the following elements of compensation:

➢	Base salary, EICP awards and Discretionary Cash Bonuses. We have included the named executive officer’s base salary and awards under the EICP earned based on fiscal year 2012 performance, as well as any discretionary cash bonuses earned with respect to 2012. See “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP, and Discretionary Cash Bonuses” beginning on page 39 of this proxy statement.
➢	Vested LTIP Restricted Stock Awards. We have included the value of the vested portion of restricted stock awards that PHI granted in 2009 under the LTIP to certain of the named executive officers, which awards vested in 2012.
➢	Vested LTIP Performance-Based Awards. We have included the value of the vested portion of performance-based awards that PHI granted in 2009 under the LTIP to the named executive officers with respect to the 2009 to 2011 performance period, the vesting of which was determined in February 2012. See the 2012 Option Exercises and Stock Vested table on page 67 of this proxy statement.
➢	Perquisites to the Extent Includible in Gross Income. We have included the value of all perquisites and other personal benefits, to the extent they were includible in the named executive officer’s gross income or otherwise resulted in imputed income for tax purposes.

We calculate realized pay with respect to vested LTIP awards by multiplying (i) the average of the high and low trading prices of our common stock on the NYSE on the vesting date, by (ii) the total number of shares vested, including any shares withheld for tax purposes.

	2012 Realized Pay
Name	Base Salary, EICP and Discretionary Cash Bonuses ($)	Vested LTIP Restricted Stock Awards ($)	Vested LTIP Performance- Based Awards ($)	Perquisites and Other Personal Benefits Included on W-2 ($)	Total Realized Pay ($)	2012 Total Compensation Reported in Summary Compensation Table ($)	Realized Pay as a Percentage of 2012 Reported Pay (%)
Joseph M. Rigby	2,176,850	581,708	706,776	94,625	3,559,959	11,365,833	31.3
Frederick J. Boyle	594,018	—	—	125,817	719,835	1,272,273	56.6
Anthony J. Kamerick	885,438	138,174	172,259	32,470	1,228,341	2,667,480	46.0
David M. Velazquez	919,890	156,021	186,233	42,336	1,304,480	2,902,671	44.9
Kevin C. Fitzgerald	274,925	—	—	7,901	282,826	1,566,173	18.1
Kirk J. Emge	690,400	111,645	135,757	43,449	981,251	1,932,425	50.8

Comparison of Key Elements of Total Compensation

The chart below provides a comparison of the key elements of total compensation for 2012 for each named executive officer, including the percentage of salary and bonus compared to total compensation. This section uses information contained in the 2012 Summary Compensation Table.

Employment and Retirement Agreements

Joseph M. Rigby

Effective January 1, 2012, the Company entered into an employment agreement with Mr. Rigby, which provides for his employment with us through December 31, 2014. Our independent directors, based upon the recommendation of PM&P, authorized the execution and delivery of the employment agreement with Mr. Rigby. This employment agreement provides for performance-based retention awards of RSUs, which are intended to further align Mr. Rigby’s compensation with the successful achievement of various PHI initiatives and operational goals established by the Compensation Committee. The following table provides a summary of the material terms of the employment agreement with Mr. Rigby.

Provision of Employment Agreement	Description
Annual salary	During 2012, $985,000 ($1,015,000 for 2013), subject to annual review by the Board, and his salary may not be decreased during the remainder of the term of the employment agreement.
Incentive compensation	Incentive compensation to be received under plans applicable to our senior executives, if the Board determines in good faith that Mr. Rigby’s performance merits payment of such compensation.
Retirement and other benefit plans
Mr. Rigby will participate, in a manner similar to other senior executives, in retirement plans, fringe benefit plans, supplemental benefit plans and other plans and programs (including insurance coverage) provided by us for our executives or employees, except that Mr. Rigby’s annual minimum annuity benefit under the 2011 SERP will be augmented to an amount equal to 1.65% of Mr. Rigby’s five-year average base pay and bonus multiplied by years of service as determined under the PHI Sub-Plan (for all other executives, the 2011 SERP provides for an annual benefit equal to 1.45% of the five-year average base pay and bonus multiplied by years of service).

RSU retention awards
Mr. Rigby is entitled to receive three annual performance-based retention awards of 36,945 RSUs each under the LTIP (and, beginning in 2013, the 2012 LTIP) to be granted over the term of the employment agreement. The vesting of each award is contingent upon Mr. Rigby’s continued employment with us during the relevant performance period covered by the award and the achievement of performance goals established for that performance period.

Mr. Rigby has also received a time-based retention award of 73,891 RSUs under the LTIP, one-third of which vested on January 4, 2013 and the remaining two-thirds of which will vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, provided that Mr. Rigby remains continually employed by us during such period.

Mr. Rigby may not settle vested RSUs under these retention awards until the day after his employment with us terminates, except that he may elect to surrender vested RSUs as permitted by the employment agreement to satisfy applicable tax withholding obligations. Vested RSUs will be credited with dividend equivalents in the form of additional fully-vested RSUs.

Payments upon termination or change in control
See “— Termination of Employment and Change in Control Benefits” for a description of various payments and other benefits that Mr. Rigby may be entitled to receive under the employment agreement in connection with the termination of Mr. Rigby’s employment.

Compensation recovery (“clawback”) provisions	The employment agreement includes provisions intended to satisfy the compensation recovery provisions of both the Dodd-Frank Act and the Sarbanes-Oxley Act.

Kevin C. Fitzgerald

Effective September 17, 2012, the Company entered into an employment agreement with Mr. Fitzgerald, which provides for his employment with us through September 16, 2015. Our independent directors, based upon the recommendation of PM&P, authorized the execution and delivery of the employment agreement with Mr. Fitzgerald. This employment agreement provides for performance-based retention awards of RSUs, which are intended to further align Mr. Fitzgerald’s compensation with the successful achievement of various PHI initiatives. The following table provides a summary of the material terms of the employment agreement with Mr. Fitzgerald.

Provision of Employment Agreement	Description
Annual salary
$550,000, subject to annual review by the Board, with the condition that, if at any time and during the term of the employment agreement his annual base salary is increased, such annual base salary will not be subsequently decreased during the remainder of the term.

Cash incentive compensation
Mr. Fitzgerald is entitled to a target incentive opportunity under the EICP equal to 60% of his annual base salary. Any award paid with respect to 2012 will be prorated based upon the number of days he was continuously employed with us in 2012.

Retirement and other benefit plans
Mr. Fitzgerald will be eligible to participate (in a manner similar to other senior executives of PHI of comparable rank) in PHI’s retirement, supplemental retirement benefit, savings, deferred compensation, health, welfare and insurance plans, and in other plans and programs provided by PHI from time to time for its senior executives of comparable rank. Mr. Fitzgerald will also be entitled to receive such perquisites and other personal benefits provided by PHI from time to time to its senior executives of comparable rank.

Long-term incentive plan compensation
Mr. Fitzgerald is entitled to receive 2012 LTIP awards with aggregate target award opportunities equal to 125% of his base salary. For the 2012 to 2014 performance period, Mr. Fitzgerald received awards (prorated based on his first day of employment) consisting of:

➢ two-thirds performance-based RSUs (including dividend equivalents), which shall vest only if Mr. Fitzgerald remains continuously employed by us until the end of the performance period and the Compensation Committee determines that PHI’s Relative TSR (as determined by the Compensation Committee) for the 2012 to 2014 performance period has exceeded certain established thresholds; and

➢ one-third time-based RSUs (including dividend equivalents), which will vest in January 2015, provided that Mr. Fitzgerald remains continuously employed by PHI until the vesting date.

Provision of Employment Agreement	Description
RSU retention awards
Mr. Fitzgerald is entitled to receive a series of three annual performance-based retention awards under the 2012 LTIP:

➢ to be granted over the term of the employment agreement;
➢ each to consist of such number of RSUs equal to $166,666.67, divided by the closing price of a share of common stock on the last trading day prior to the first day of the calendar year in which the award is executed and delivered; and
➢ the vesting of which shall be contingent upon Mr. Fitzgerald’s continued employment with us during the annual performance period and achievement of the performance goals covered by each award.

Mr. Fitzgerald also received a time-based retention award of 39,494 RSUs under the 2012 LTIP, four-fifteenths of which will vest each on September 17, 2013 and September 17, 2014, and the remainder of which will vest on September 17, 2015, in each case provided that Mr. Fitzgerald remains continually employed by us.

Mr. Fitzgerald may not settle vested RSUs under these retention awards until the day after his employment with us terminates, except that he may elect to surrender vested RSUs as permitted by the employment agreement to satisfy applicable tax withholding obligations. Vested RSUs will be credited with dividend equivalents in the form of additional fully-vested RSUs.

Payments upon termination or change in control
PHI may terminate Mr. Fitzgerald’s employment at any time, with or without cause, and Mr. Fitzgerald may resign as an employee at any time and for any reason, in each case without further compensation under the employment agreement.

Mr. Fitzgerald is a participant in the PHI Change-in-Control Severance Plan, at a level that provides for payment in the amount of three times salary and bonus if Mr. Fitzgerald’s employment with PHI terminates under certain circumstances within one year after a change in control of PHI; however, Mr. Fitzgerald elected to forego his right to receive any tax gross-up payment under this plan.

Compensation recovery (“clawback”) provisions	The employment agreement includes provisions intended to satisfy the compensation recovery provisions of both the Dodd-Frank Act and the Sarbanes-Oxley Act.

Kirk J. Emge

On September 6, 2012, the Company entered into a retirement agreement with Mr. Emge which provides him with certain benefits prior to and after his retirement, which is to be effective as of April 1, 2013. The following table provides a summary of the material terms of the retirement agreement with Mr. Emge.

Provision of Retirement Agreement	Description
Continued employment with PHI until retirement
Until April 1, 2013, Mr. Emge will continue to be employed as our executive at his current annual base salary of $400,000, with such duties and responsibilities as will be assigned to him by PHI’s Chief Executive Officer, and otherwise on the same terms and conditions as were in effect immediately prior to the date of the retirement agreement, including participation in our pension, deferred compensation, health and welfare plans in accordance with the terms thereof.

Severance payment
On or about April 1, 2013, Mr. Emge will receive a non-pensionable severance payment in the amount of $706,667, consisting of:

➢ $466,667, which is equal to the amount of salary that Mr. Emge would have earned at his current annual base salary over the period from April 1, 2013 through May 31, 2014, which would have been his normal retirement date under the PHI Retirement Plan; and
➢ $240,000, equal to what Mr. Emge’s potential target award opportunity for 2013 would be if he were eligible to participate in the EICP and assuming no change in the calculation of this award opportunity from 2012.

To receive this payment, Mr. Emge must execute a general release in favor of us and our subsidiaries as required by the retirement agreement.

Annuity payment
Mr. Emge will receive an annuity of $547 per month, payable at the same time and in the same form as Mr. Emge’s benefits under the 2011 SERP, to offset lower monthly retirement benefit payments as a result of his early retirement.

Cash incentive compensation	Mr. Emge was entitled to receive an award under the EICP for 2012 (which was paid in 2013). Mr. Emge is not entitled to participate in the EICP for 2013.
Long-term incentive plan participation
With regard to Mr. Emge’s ongoing participation in the LTIP and the 2012 LTIP through April 1, 2013:

➢ Payments under Mr. Emge’s time-based restricted stock and performance-based awards under the LTIP for the 2010 to 2012 award cycle were not affected by the retirement agreement.

Provision of Employment Agreement	Description

➢ Payments, if any, under Mr. Emge’s performance-based RSU award under the LTIP for the 2011 to 2013 award cycle (and additional RSUs accrued as dividend equivalents thereupon) will be based on actual performance over the entire three-year performance period relative to the performance goals as determined by the Compensation Committee in accordance with the terms of the award, and will be prorated for the number of full months elapsed over the period beginning on the grant date and ending on April 1, 2013.
➢ Payments under Mr. Emge’s time-based RSU award under the LTIP for the 2011 to 2013 award cycle (and additional RSUs accrued as dividend equivalents thereupon) will be prorated based on the number of full months elapsed over the period beginning on the grant date and ending on April 1, 2013.
➢ Mr. Emge’s time-based and performance-based awards under the LTIP for the 2012 to 2014 award cycle will be forfeited, effective April 1, 2013.
➢ Mr. Emge is not entitled to any awards under the 2012 LTIP with respect to the 2013 to 2015 award cycle.

Transition of responsibilities
From September 6, 2012 through April 1, 2013, Mr. Emge has agreed to assist us in the efficient transfer of his responsibilities. Until April 1, 2016, Mr. Emge also has agreed to be available, upon our reasonable request, to consult with us with regard to matters within the scope of his responsibilities while employed with us. As consideration for Mr. Emge’s agreement to provide the foregoing assistance and consultations:

➢ Mr. Emge will receive the non-pensionable severance payment described above;
➢ we will reimburse Mr. Emge for any out-of-pocket expenses he reasonably incurs; and
➢ beginning on June 1, 2014, we will compensate Mr. Emge at the hourly rate of $200.

In addition, Mr. Emge has agreed to a general release of claims involving us and our subsidiaries.

2012 Grants of Plan-Based Awards

The following table provides certain information regarding plan-based awards, including award opportunities under the EICP, granted to each of the named executive officers in 2012.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	Grant Date Fair Value of Stock and
Name	Grant Date	Approval Date	Threshold ($)(3)	Target ($)	Maximum ($)	Threshold Number of Shares (#)	Target Number of Shares (#)	Maximum Number of Shares (#)	Shares of Stock or Units (#)	Option Awards ($)(4)
Joseph M. Rigby
EICP(5)	1-26-12	1-26-12	197,000	985,000	1,773,000	—	—	—	—	—
LTIP—Time-based RSU award(6)	1-26-12	1-26-12	—	—	—	—	—	—	40,109	804,587
LTIP—Performance-based RSU award(7)	1-26-12	1-26-12	—	—	—	20,055	80,218	160,436	—	1,703,830
LTIP—Time-based RSU retention award pursuant to employment agreement(8)	1-4-12	12-15-11	—	—	—	—	—	—	73,891	1,499,987
LTIP—Performance-based RSU retention award pursuant to employment agreement(9)	1-26-12	12-15-11	—	—	—	—	36,945	—	—	741,117

Frederick J. Boyle
EICP(5)	4-9-12	3-26-12	38,518	192,590	346,662	—	—	—	—	—
LTIP—Time-based RSU award(6)	4-9-12	3-26-12	—	—	—	—	—	—	8,460	156,848
LTIP—Performance-based RSU award(7)	4-9-12	3-26-12	—	—	—	4,106	16,424	32,848	—	348,846

Anthony J. Kamerick
EICP(5)	1-26-12	1-26-12	61,560	307,800	554,040	—	—	—	—	—
LTIP—Time-based RSU award(6)(10)	1-26-12	1-26-12	—	—	—	—	—	—	10,445	209,527
LTIP—Performance-based RSU award(7)(10)	1-26-12	1-26-12	—	—	—	5,222	20,889	41,778	—	443,682

David M. Velazquez
EICP(5)	1-26-12	1-26-12	37,725	301,800	543,240	—	—	—	—	—
LTIP—Time-based RSU award(6)	1-26-12	1-26-12	—	—	—	—	—	—	10,241	205,434
LTIP—Performance-based RSU award(7)	1-26-12	1-26-12	—	—	—	5,121	20,482	40,964	—	435,038

Kevin C. Fitzgerald
EICP(5)	9-17-12	9-6-12	19,115	95,574	172,033	—	—	—	—	—
2012 LTIP—Time-based RSU award(6)	9-17-12	9-6-12	—	—	—	—	—	—	8,806	165,465
2012 LTIP—Performance-based RSU award(7)	9-17-12	9-6-12	—	—	—	4,271	17,082	34,164	—	362,822
2012 LTIP—Time-based RSU retention award pursuant to employment agreement(11)	9-17-12	9-6-12	—	—	—	—	—	—	39,494	742,092
Kirk J. Emge
EICP(5)	1-26-12	1-26-12	48,000	240,000	432,000	—	—	—	—	—
LTIP—Time-based RSU award(6)	1-26-12	1-26-12	—	—	—	—	—	—	6,515	130,691
LTIP—Performance-based RSU award(7)	1-26-12	1-26-12	—	—	—	3,258	13,030	26,060	—	276,757

(1)	The “target” amount represents the amount of payment for an award opportunity under the EICP based upon achievement of the performance criteria at the “target” level as determined by the Compensation Committee. The “threshold” amount represents the minimum amount of an award which may be received by the executive under the EICP, assuming that an award is paid. The “maximum” amount represents the highest possible payment with respect to an EICP award based on performance, which for 2012 was equal to 180% of the target payment.
(2)	The “threshold” number of shares of an award under the LTIP and the 2012 LTIP represents achievement of Relative TSR at the 25th percentile, the “target” number of shares represents achievement of Relative TSR at the 50th percentile, and the “maximum” number of shares represents achievement of Relative TSR at or above the 90th percentile.
(3)	The amounts in this column do not reflect the Compensation Committee’s retained discretion to reduce these minimum award amounts by up to 30% of the target amount of the award opportunity.
(4)	Represents the grant date fair value, as determined in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures), of time-based RSUs and performance-based RSUs granted under the LTIP and the 2012 LTIP. The grant date fair value of each performance-based RSU award has been calculated using the target number of shares that the named executive officer is entitled to receive, consistent with the estimate of aggregate compensation cost to be recognized over the service period in accordance with ASC Topic 718.
(5)	For a further description of these award opportunities, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP, and Discretionary Cash Bonuses.”
(6)	This time-based RSU award vests on the third anniversary of the date of grant if the executive has been continuously employed by us through that date, subject to the acceleration of vesting under certain circumstances as described in “— Termination of Employment and Change in Control Benefits.”
(7)	This performance-based RSU award vests if the executive is continuously employed by the Company through the end of the performance period and the Compensation Committee has determined that the performance targets are met at least at the threshold level of performance, subject to the acceleration of vesting under certain circumstances as described below in “— Termination of Employment and Change in Control Benefits.” For a further discussion of these awards, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Equity and Incentive Awards Under the LTIP and the 2012 LTIP — Performance-Based Awards.”
(8)	One-third of this award vested on January 4, 2013, and the remaining two-thirds of this award will vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, in each case provided that Mr. Rigby continuously remains employed by us through each vesting date.
(9)	This award is the first in a series of three annual performance-based RSU awards to be granted each year over the term of Mr. Rigby’s employment agreement, the vesting of which shall be contingent upon continued employment during each annual performance period and achievement of the performance goals established for the annual performance period covered by the award.
(10)	Following his retirement from the Company on February 1, 2013, the pro rata value of this award is to be paid to Mr. Kamerick in cash.
(11)	Four-fifteenths of this award will vest on each of September 17, 2013 and September 17, 2014, and the remainder will vest on September 17, 2015, in each case provided that Mr. Fitzgerald continually remains employed by us through each vesting date.

2012 Long-Term Incentive Plan

General

The Pepco Holdings, Inc. 2012 Long-Term Incentive Plan provides for long-term incentives to attract, retain and reward highly competent officers and key employees of PHI and its subsidiaries, as well as directors of PHI who are not employees or officers of PHI or any subsidiary. The 2012 LTIP was adopted by the Board in December 2011 and was approved by our stockholders at the 2012 Annual Meeting. The following provides a brief summary of the material terms of the 2012 LTIP.

Administration

Except as otherwise provided in the 2012 LTIP, the Compensation Committee will generally be the administrator of the 2012 LTIP and has sole authority to generally make all determinations advisable for the administration of the 2012 LTIP in order to achieve its stated objectives.

Maximum Number of Shares Subject to Awards

The number of shares of common stock subject to awards under the 2012 LTIP may not exceed, in the aggregate, 8,000,000 shares. For purposes of determining the number of shares of common stock available for issuance under the 2012 LTIP, whenever an award lapses, is cancelled or forfeited, is delivered or surrendered to us as part or full payment for the exercise of an option, or the rights of the participant to whom an award was granted terminate (except with respect to an option that lapses due to the exercise of a related stock appreciation right, or SAR), the shares subject to such award will again be available for future awards under the 2012 LTIP. The total number of shares available to be issued under the 2012 LTIP will be appropriately adjusted in the event of any change in the outstanding shares of common stock by reason of any dividend or split, recapitalization, reorganization, combination, division or exchange of shares, or other similar changes in the common stock.

Participants

The Compensation Committee may grant awards under the 2012 LTIP to officers or key employees of PHI or any subsidiary, including such officers or employees who are members of the Board. The Compensation Committee also may grant director awards under the 2012 LTIP to directors of PHI who are not employees or officers of PHI or any subsidiary. However, only employees of the Company and its subsidiaries will be eligible to receive incentive stock options, or ISOs, under the 2012 LTIP. As of March 20, 2013, approximately 68 persons are eligible to participate in the 2012 LTIP.

Term

Unless earlier terminated by the Board, the 2012 LTIP shall terminate on May 18, 2022, but the 2012 LTIP shall remain in effect thereafter solely to settle all matters related to the payment of outstanding awards and the termination of the 2012 LTIP.

Awards

Awards permitted to be granted under the 2012 LTIP include ISOs, nonqualified stock options, SARs, restricted stock, RSUs, performance shares, performance units, unrestricted stock and director awards. Director awards are equity awards granted in lieu of some or all of a non-employee director’s cash compensation.

Dividend Equivalents

Dividend equivalents may be granted under the 2012 LTIP without consideration from the participant in conjunction with the grant or deferral of restricted stock awards, RSU awards, performance share awards, performance unit awards or any director awards (other than a director award in the form of an option or SAR).

Dividend equivalents with respect to a performance-based award will normally be granted during a performance period associated with that award, except they may be granted under a performance-based restricted stock award in conjunction with the award of additional shares of common stock if the target performance objectives are exceeded, subject to compliance with Section 162(m) of the Code.

Each dividend equivalent will entitle the participant to receive an amount equal to the dividend paid with respect to a share of common stock on each dividend payment date from the date of grant to the date the dividend equivalent lapses. The Compensation Committee may direct the payment of such amount at such times and in such form and manner as determined by the Compensation Committee. However, no payment may be made as to any dividend equivalent associated with a performance-based award under the 2012 LTIP, unless the Compensation Committee has determined that the target performance objectives with respect thereto have been achieved or exceeded. If granted in connection with a time-based award, a dividend equivalent will lapse on the date established by the Compensation Committee on the date of grant of the dividend equivalent. With respect to a performance-based award, each dividend equivalent will lapse when the Compensation Committee determines that the target performance objectives with respect to a performance-based award have not been achieved or exceeded.

Change in Control Provisions

The change in control provisions under the 2012 LTIP are described in “— Termination of Employment and Change in Control Benefits — 2012 LTIP” on page 77 of this proxy statement.

Deferral of Award Payment or Settlement

The 2012 LTIP provides that the Compensation Committee may establish at any time and from time to time, such rules, guidelines and procedures as the Compensation Committee shall deem appropriate pursuant to which any one or more participants would be required or permitted to elect to defer to a later date the time at which any payment or settlement of any award shall occur. The Compensation Committee may also authorize the accrual of interest equivalent credits or dividend equivalents during the deferral period of any award, to be paid at such times and on such terms and conditions as the Compensation Committee may establish. These deferral rights are in addition to any deferrals necessary or desirable to comply with Section 162(m) of the Code.

In December 2011, a deferral program was established under the 2012 LTIP, whereby non-employee directors are permitted to make, on or before December 31 prior to any calendar year, an irrevocable election to defer the receipt of common stock subject to any RSUs, performance shares or performance units that may be granted during that calendar year to eligible directors under the 2012 LTIP. For 2012, the deferral program would permit an eligible director to defer the receipt of any common stock that may be payable pursuant to the vesting of a director award (and associated dividend equivalents) until:

➢	the date the director ceases to be a director of PHI;
➢	the January 31 after the date the director ceases to be a director of PHI; or
➢	a date specified by the director, which must be on or after January 31, 2015.

Deferred payments will be made in accordance with the director’s deferral election in a lump sum solely in shares of common stock. Dividend equivalents shall be credited, when and as dividends are declared by the Board, in additional units of the same type and tenor as the stock-based award.

Compensation Recovery Provisions

If a participant under the 2012 LTIP is subject to the compensation recovery, or “clawback,” provisions of the Sarbanes-Oxley Act or is covered under a clawback policy adopted by PHI in accordance with rules promulgated by the SEC under the Dodd-Frank Act, an award agreement shall require the participant to comply with all provisions and requirements of such rules and policies.

Amendment and Termination

The Board may at any time and from time to time alter, amend, suspend, or terminate the 2012 LTIP, in whole or in part. However, the Board cannot take any action that, without the consent of the participant to whom any outstanding award was previously granted, adversely affects the rights of such participant concerning such award, except for any termination, suspension, or amendment of the 2012 LTIP or an award which:

➢	is required by law, including Section 409A of the Code; or
➢	is deemed by the Board necessary in order to comply with the requirements of Section 162(m) of the Code or Rule 16b-3 under the Exchange Act.

Without approval of the stockholders of the Company, the Board may not amend the 2012 LTIP by:

➢	increasing the total number of shares of common stock which may be issued under the 2012 LTIP;
➢	increasing the maximum number of shares with respect to options, SARs and other awards that may be granted to any individual under the 2012 LTIP (including, without limitation, the maximum number of shares of common stock subject to certain awards to any person who is or may be a “covered employee” as defined under Section 162(m) of the Code);
➢	modifying the requirements as to eligibility for awards under the 2012 LTIP; or
➢	permitting, either through the amendment of the 2012 LTIP or any award agreement, options, SARs or other awards encompassing rights to purchase common stock to be repriced, replaced or regranted through cancellation, or by decreasing the option price of an outstanding option or the exercise price of an outstanding SAR, or the purchase price of any other outstanding award that encompasses the right to purchase common stock.

Amended and Restated Executive Incentive Compensation Plan

General

The EICP is a cash-based incentive program designed to align executive compensation with the performance of PHI and its subsidiaries. Awards under the EICP to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code (sometimes referred to as “covered executives”) are intended to qualify as “performance-based compensation,” eligible for the exception to the non- deductibility provision of Section 162(m) of the Code.

The EICP is intended to seek to align executive compensation with the performance of PHI and its subsidiaries, and to:

➢	link annual corporate and business priorities with performance goals;
➢	reinforce a high-performance culture by tying executive compensation to measurable accountabilities and achievement;
➢	recognize and reward team and individual performance; and
➢	provide a variable and competitive award opportunity as part of an overall compensation program to enable PHI to attract, retain and motivate key employees.

Throughout this section, the term “award” refers to a cash incentive payment made to a participant under the EICP.

Administration

The EICP is administered by the Compensation Committee or the Board (or its designee), except that, to the extent required for an award to a covered executive to qualify as “performance-based compensation” under Section 162(m) of the Code, the EICP shall be administered by the Compensation Committee, which must consist solely of two or more “outside directors” as defined under Section 162(m) of the Code.

The administrator of the EICP:

➢	selects the persons eligible to participate in the EICP;
➢	approves performance goals;
➢	approves target payout levels and maximum award opportunities;
➢	approves the proportion of each award among categories of performance goals;
➢	determines whether awards should be made to participants; and
➢	establishes future service requirements as a condition to vesting in full of an award.

The administrator has the discretion to adjust or eliminate awards and to make such other determinations and interpretations and take such actions as it deems necessary or desirable. However, the administrator may not adjust an award to a covered executive if the adjustment would cause the award to no longer qualify as “performance-based compensation” under Section 162(m) of the Code.

Term

No award shall be made in respect of any calendar year that begins on or after January 1, 2022.

Participants

Participants in the EICP for any calendar year may include any executive or employee of the Company or any subsidiary selected by the administrator, upon the recommendation of the Company’s chief executive officer, to participate in the EICP. Plan participants for a year are normally (but not required to be) selected on or before January 31 of that year, although the administrator may, subject to compliance with Section 162(m) of the Code, permit additional eligible persons to become participants during a year. As of March 20, 2013, approximately 56 persons are eligible to participate in the EICP.

Target Incentive Opportunities

The administrator shall establish, with the advice and recommendation of the chief executive officer, target and maximum incentive opportunities. A target incentive opportunity is established annually as an amount (expressed as a percentage of base salary) payable to a participant if all established performance goals are met. A maximum incentive opportunity represents the maximum incentive payment that may be made to a participant under the EICP during that year. The administrator also may establish future service requirements that must be met as a condition to the payment of an EICP award. The maximum award that may be paid in any single year to any covered executive is $3,000,000.

Performance Goals

Whether a participant receives an award under the EICP will depend upon, in part, the achievement of one or more corporate performance goals, business unit performance goals and individual performance goals. Except with respect to covered executives, award opportunities and performance goals for a year normally are (but are not required to be) determined on or before January 31 of that year. For covered executives, award opportunities and performance goals must be determined by the Compensation Committee in writing no later than the end of the 90-day period beginning on the first day of the year and while their outcome is substantially uncertain.

A participant in the EICP will be eligible to receive an award based on the level of achievement, as determined by the administrator, of the performance goals associated with that participant’s award opportunities. Awards earned by a covered executive under the EICP may only be paid after the administrator has certified in writing the achievement of the performance goals that results in an award to that covered executive. In no event shall any award under the EICP be paid unless the performance goals and any applicable future service requirements for that award have been satisfied.

Outstanding Equity Awards at December 31, 2012

The following table provides certain information regarding outstanding equity awards held by each of the named executive officers at December 31, 2012. None of the named executive officers had outstanding option awards at December 31, 2012.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(3)
Joseph M. Rigby
Awarded 1-26-12	42,431	832,072	84,863	1,664,163
Awarded 1-26-12(4)	—	—	36,945	724,491
Awarded 1-4-12(5)	73,891	1,449,003	—	—
Awarded 1-27-11	44,806	878,646	22,404	439,342
Awarded 2-25-10	—	—	81,473	1,597,686
Awarded 1-28-10	34,258	671,799	—	—

Frederick J. Boyle
Awarded 4-9-12	8,823	173,019	17,129	335,900

Anthony J. Kamerick
Awarded 1-26-12(6)	11,049	216,671	22,099	433,361
Awarded 1-27-11(6)	12,678	248,616	6,339	124,308
Awarded 2-25-10	—	—	22,405	439,362
Awarded 1-28-10	9,421	184,746	—	—

David M. Velazquez
Awarded 1-26-12	10,833	212,435	21,669	424,929
Awarded 1-27-11	12,322	241,634	6,161	120,817
Awarded 2-25-10	—	—	22,405	439,362
Awarded 1-28-10	9,421	184,746	—	—

Kevin C. Fitzgerald
Awarded 9-17-12(7)	39,494	774,477	—	—
Awarded 9-17-12	8,929	175,098	17,321	339,665

Kirk J. Emge
Awarded 1-26-12	6,893	135,172	13,784	270,304
Awarded 1-27-11	7,963	156,154	3,982	78,087
Awarded 2-25-10	—	—	14,991	293,974
Awarded 1-28-10	6,304	123,621	—	—

(1)	These are time-based restricted stock and RSU awards granted under the LTIP and, as to Mr. Fitzgerald, the 2012 LTIP. Except as otherwise noted, these awards vest in full on the third anniversary of the grant date if the named executive officer has been continually employed by us by that date, subject to the acceleration of vesting under certain circumstances. See “— Termination of Employment and Change in Control Benefits.” Except as otherwise noted, amounts with respect to time-based RSU awards include additional RSUs credited to an executive when the Company pays a dividend on the common stock during the vesting period, although the shares of common stock underlying such credited RSUs are earned if and only to the extent that an award vests.
(2)	Market value is calculated by multiplying the number of shares shown in the immediately preceding column by $19.61, the closing market price of a share of common stock on December 31, 2012.

(continued from prior page)

(3)	These are performance-based awards under the LTIP, and with respect to Mr. Fitzgerald, the 2012 LTIP. Except as otherwise noted, the awards granted in 2010, 2011 and 2012 entitle the named executive officer to earn shares of common stock to the extent pre-established performance objectives are satisfied for, respectively, (i) the three-year performance period beginning on January 1, 2010 and ending on December 31, 2012; (ii) the three-year performance period beginning on January 1, 2011 and ending on December 31, 2013; and (iii) the three-year performance period beginning on January 1, 2012 and ending on December 31, 2014. Except as otherwise noted, for each award, the named executive officer is eligible to earn a number of shares of common stock ranging from 25% to 200% of the target performance award depending on the extent to which the performance objective is achieved, assuming that the named executive officer has been continually employed by us during the performance period. For each named executive officer, the number in this column reflects the number of shares that could be earned pursuant to each performance-based award outstanding as of December 31, 2012, based on the following assumed level of performance for each award, as follows:
Performance Cycle	Relative TSR as of December 31, 2012	Assumed Level of Performance for Purposes of Outstanding Equity Awards at FY End Table
2010 to 2012 performance period	Between 25% and 50%	Target
2011 to 2013 performance period	Less than 25%	Threshold
2012 to 2014 performance period	Between 25% and 50%	Target

Except as otherwise noted, amounts include additional RSUs that may be credited to an executive when the Company pays a dividend on the common stock during the performance period, although the shares of common stock underlying such credited RSUs are earned if and only to the extent that an award vests. For further discussion of the terms of performance-based RSU awards for the 2012 to 2014 performance period, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Equity and Incentive Awards Under the LTIP and the 2012 LTIP — Performance-Based Awards.”

(4)	This is the first in a series of three annual performance-based RSU awards to be granted over the term of Mr. Rigby’s employment agreement. The vesting of the initial performance-based award, which was granted on January 26, 2012, covers a performance period of January 1, 2012 to December 31, 2012 and may range from 0% to 100%. Dividend equivalents accrue only on the vested portion of the award. If and to the extent the award has vested, settlement of the award in shares of common stock will be deferred (subject to certain exceptions) until the day after the day Mr. Rigby’s employment with us terminates. For further discussion of the terms of this performance-based retention award, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Equity and Incentive Awards Under the LTIP and the 2012 LTIP — Performance-Based Awards — Performance-Based Retention RSU Awards.”
(5)	This is a time-based RSU award that was granted under the LTIP pursuant to the terms of Mr. Rigby’s employment agreement. One-third of the RSUs covered by this award vested on January 4, 2013 and the remaining two-thirds will vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, in each case provided that Mr. Rigby remains continually employed by us through each vesting date. Dividend equivalents accrue only on the vested portion of the award. If and to the extent the award has vested, settlement of the award in shares of common stock will be deferred (subject to certain exceptions) until the day after the day Mr. Rigby’s employment with us terminates.
(6)	Following his retirement from the Company on February 1, 2013, the pro rata value of this award is to be paid to Mr. Kamerick in cash.
(7)	This is a time-based RSU award that was granted under the 2012 LTIP pursuant to the terms of Mr. Fitzgerald’s employment agreement. Four-fifteenths of the RSUs covered by this award will vest on September 17, 2013, another four-fifteenths will vest on September 17, 2014, and the remainder will vest on September 17, 2015, in each case provided that Mr. Fitzgerald remains continually employed by us through the vesting date. Dividend equivalents accrue only on the vested portion of the award. If and to the extent the award has vested, settlement of the award in shares of common stock will be deferred (subject to certain exceptions) until the day after the day Mr. Fitzgerald’s employment with us terminates.

2012 Option Exercises and Stock Vested

The following table provides certain information regarding:

➢	time-based restricted stock awards granted in 2009 that vested during 2012; and
➢	performance awards (including dividend equivalents) that vested during 2012 with respect to the 2009 to 2011 performance period.

No options were outstanding during 2012.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Joseph M. Rigby	64,731	1,288,484
Frederick J. Boyle	—	—
Anthony J. Kamerick	15,687	310,433
David M. Velazquez	17,197	342,254
Kevin C. Fitzgerald	—	—
Kirk J. Emge	12,433	247,402

(1)	Represents the aggregate market value of the shares realized on vesting, calculated by multiplying the vested number of shares by the average of the low and high trading prices of a share of common stock on the vesting date (or on the last trading day prior thereto when the vesting day occurs on a non-trading day).

The following table provides certain information regarding:

➢	time-based restricted stock awards granted in January 2010 that vested in January 2013;
➢	performance awards (including dividend equivalents) that vested in February 2013 with respect to the 2010 to 2012 performance period;
➢	a time-based RSU award granted in January 2011 to Mr. Kamerick that vested on a prorated basis on February 1, 2013 upon his retirement (although the vested shares are not to be received until August 2, 2013);
➢	Mr. Rigby’s time-based retention RSU award described in his employment agreement, one-third of which vested on January 4, 2013 (although the shares underlying such RSUs are not to be received until the day after his employment with us terminates); and
➢	Mr. Rigby’s performance-based retention RSU award described in his employment agreement that vested in February 2013 with respect to the 2012 performance period stated therein (although the shares underlying such RSUs are not to be received until the day after his employment with us terminates).

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Joseph M. Rigby	139,990	(2)	2,812,028
Frederick J. Boyle	—		—
Anthony J. Kamerick	31,540	(3)	623,400
David M. Velazquez	23,088		459,423
Kevin C. Fitzgerald	—		—
Kirk J. Emge	15,449		307,415

(1)	Represents the aggregate market value of the shares realized on vesting, calculated by multiplying the vested number of shares by the average of the low and high trading prices of a share of common stock on the vesting date.
(2)	Includes 56,033 shares that have vested as of January 4, 2013 under Mr. Rigby’s time-based and performance-based retention RSU awards described in his employment agreement, the receipt of which will not occur until the day after Mr. Rigby’s employment with the Company terminates, and does not include any shares that vest on a day-to-day basis thereafter.
(3)	Includes 8,452 shares that have vested as of February 1, 2013 under Mr. Kamerick’s time-based RSU award granted in January 2011, the receipt of which will not occur until August 2, 2013.

Pension Benefits at December 31, 2012

The following table provides certain information regarding pension benefits for each of the named executive officers at December 31, 2012.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)(2)	Payments During Last Fiscal Year ($)
Joseph M. Rigby	Conectiv Cash Balance Sub-Plan	29 yrs., 11 mos.(3)	1,777,113	—
	2011 SERP/Conectiv SERP	33 yrs., 11 mos.	7,873,632	—
	Contractual benefit(4)	33 yrs., 11 mos.	1,331,137	—

Frederick J. Boyle	PHI Sub-Plan	0 yrs., 8 mos.	19,663	—
	2011 SERP	0 yrs., 8 mos.	8,496	—

Anthony J. Kamerick	Pepco General Retirement Sub-Plan	40 yrs., 0 mos.(5)	2,134,455	—
	2011 SERP/Executive Retirement Plan	42 yrs., 2 mos.	4,801,476	—

David M. Velazquez	Conectiv Cash Balance Sub-Plan	30 yrs., 0 mos.(6)	1,109,302	—
	2011 SERP/Conectiv SERP	31 yrs., 6 mos.	3,347,713	—

Kevin C. Fitzgerald	PHI Sub-Plan	0 yrs., 3 mos.	3,834	—
	2011 SERP	0 yrs., 3 mos.	442	—

Kirk J. Emge	Pepco General Retirement Sub-Plan	26 yrs., 2 mos.	1,338,912	—
	2011 SERP/Executive Retirement Plan	26 yrs., 2 mos.	2,244,068	—
	Contractual benefit(7)	26 yrs., 2 mos.	83,860	—

(1)	For participants in a pre-existing supplemental retirement plan prior to August 1, 2011, the 2011 SERP provides a minimum supplemental retirement benefit equal to the amount, if any, by which the executive’s benefit calculated under the 2011 benefit formula exceeds the supplemental retirement benefit provided under the pre-existing plan. Where the pre-existing plan provides for a greater benefit, the executive will receive the benefit provided for under the pre-existing plan.
(2)	Represents the actuarial present value of the executive’s accumulated pension benefit calculated as of December 31, 2012, assuming the executive retires at the earliest time he may retire under the applicable plan without any benefit reduction due to age. The valuation method and all material assumptions applied in calculating the actuarial present value are set forth in Note (10), “Pension and Other Postretirement Benefits,” to our consolidated financial statements, which are included in the 2012 Annual Report that accompanies this proxy statement.
(3)	The Conectiv Cash Balance Sub-Plan provides for certain “grandfathered” rights under predecessor plans, as described further below under “— Description of Pension and Other Retirement Plans.” Under these grandfathering provisions, the benefit is calculated for all years of service up to December 31, 2008. The number of actual years of service with the Company and its predecessors for Mr. Rigby under this plan is 33 years, 11 months.
(4)	Represents the net present value of accumulated benefits provided under Mr. Rigby’s employment agreement, which was effective as of January 1, 2012.
(5)	The number of years of credited service under this plan is capped at 40 years. The number of actual years of service with the Company and its predecessors for Mr. Kamerick under this plan is 42 years, 2 months.
(6)	Participants in the Conectiv Cash Balance Sub-Plan will be provided the greater of the benefit under that plan or a benefit calculated using the PHI Sub-Plan formula, under which the number of years of credited service is capped at 30 years. As of December 31, 2012, Mr. Velazquez’s benefit under the PHI Sub-Plan formula exceeds his benefit under the Conectiv Cash Balance Sub-Plan. The number of actual years of service with the Company and its predecessors for Mr. Velazquez under the PHI Sub-Plan is 31 years, 6 months.
(7)	Represents the net present value of accumulated benefits provided under Mr. Emge’s retirement agreement, which was effective as of September 6, 2012.

Description of Pension and Other Retirement Plans

Our retirement plans and benefits are described below.

Pepco Holdings Retirement Plan

The Pepco Holdings Retirement Plan is a defined benefit plan which consists of several sub-plans and which is qualified under the terms of the Code. Each of the named executive officers participates in the PHI Sub-Plan, the Pepco General Retirement Sub-Plan or the Conectiv Cash Balance Sub-Plan.

PHI Sub-Plan

Persons who become employees (other than union employees) of the Company on or after January 1, 2005 are eligible to participate in the PHI Sub-Plan, including Messrs. Boyle and Fitzgerald. The PHI Sub-Plan provides participating employees who have at least five years of service with retirement benefits based on the participant’s average base salary for the final five years of employment and the number of years of credited service under the plan at the time of retirement. Normal retirement age is 65. Participants who have reached age 55 and who have ten years of credited service are eligible for retirement benefits prior to normal retirement age, at a benefit level that is reduced from the benefit level at normal retirement age by 3% for each year that the early retirement date precedes the normal retirement date. A participant may retire with full benefits at age 62, provided the participant has 20 years of credited service. Benefits under the plan are paid in the form of a monthly annuity selected by the participant from among several available annuity options. Messrs. Boyle and Fitzgerald were not eligible for benefits as of December 31, 2012.

Pepco General Retirement Sub-Plan

All employees who were employed by Pepco on August 1, 2002, or by the Company in the Pepco service territory prior to January 1, 2005, are eligible to participate in the Pepco General Retirement Sub-Plan, including Messrs. Kamerick (who retired effective February 1, 2013) and Emge (who will retire as of April 1, 2013). The Pepco General Retirement Sub-Plan provides participating employees who have at least five years of credited service with retirement benefits based on the participant’s average salary for the final three years of employment and the number of years of credited service under the plan at the time of retirement. Normal retirement age under the Pepco General Retirement Sub-Plan is 65. Participants who have reached age 55 and have at least 30 years of credited service are eligible for early retirement without any reduction in benefits. Participants who have reached age 55 and who have ten years of credited service are eligible for retirement benefits prior to normal retirement age, at a benefit level that is reduced from the benefit level at normal retirement age by 2% for each year that the early retirement date precedes the normal retirement date. Benefits under this plan are partially offset by the Social Security benefits received by the participant and are paid in the form of a monthly annuity selected by the participant from among several available annuity options.

Mr. Kamerick retired from the Company as of February 1, 2013 and received his full benefits under the Pepco General Retirement Sub-Plan. Mr. Emge will retire from the Company as of April 1, 2013, and is eligible for early retirement with reduced benefits under the Pepco General Retirement Sub-Plan. If Mr. Emge had retired on December 31, 2012, the actuarial net present value of his retirement benefit under the Pepco General Retirement Sub-Plan as of that date would have been $1,428,470. This amount does not include the annuity of $547 per month that the Company has agreed to pay Mr. Emge under the terms of his retirement agreement when he retires on April 1, 2013 to offset lower monthly payments under the Pepco General Retirement Sub-Plan resulting from his retirement prior to his normal retirement age.

Conectiv Cash Balance Sub-Plan

Most non-unionized employees who were employed by Conectiv on August 1, 2002, or by the Company in the former Conectiv service territory prior to December 31, 2004, are eligible to participate in the Conectiv Cash Balance Sub-Plan, including Messrs. Rigby and Velazquez. Under the Conectiv Cash Balance Sub-Plan, a record-keeping account in a participant’s name is credited with an amount equal to a percentage (which varies depending on the participant’s age at the end of the plan year) of the participant’s total pay, consisting of base pay, overtime and bonuses. Also, participants in the Atlantic City Electric Retirement Plan, in which Mr. Rigby participated, and the Delmarva Retirement Plan, in which Mr. Velazquez participated, who had at least ten years of credited service as of December 31, 1998, the inception date of the Conectiv Cash Balance Sub-Plan, are eligible to receive additional transition credits until the participant’s combined years of service under the prior plan and the Conectiv Cash Balance Sub-Plan total 35.

Participants employed by Atlantic City Electric Company or DPL on December 31, 1998 were credited with an initial cash balance equal to the present value of their annuity benefits as of that date earned under the Atlantic City Electric Retirement Plan or the Delmarva Retirement Plan, respectively. Each participant’s account balance is supplemented annually with interest credits equal to the prevailing 30-year U.S. Treasury bond rate. Benefits become vested after three years of service. When a participant terminates employment (regardless of age), the amount credited to his or her account, at the election of the participant, is converted into one of several actuarially equivalent annuities selected by the participant or is paid to the participant in a lump sum (which cannot exceed 6.5 times the participant’s final average compensation). For 2012, Mr. Rigby had a Company credit percentage of 10%, and through 2014, receives an annual transition credit of 4% of total pay. For 2012, Mr. Velazquez had a Company credit percentage of 10%, and through 2016, receives an annual transition credit of 3% of total pay.

The Conectiv Cash Balance Sub-Plan also provides for certain “grandfathered” rights that existed under the Delmarva Retirement Plan and under the Atlantic City Electric Retirement Plan, which apply to employees who had either 20 years of credited service or had attained age 50 on or before January 1, 1999. Under these grandfathering provisions, eligible employees are assured a minimum retirement benefit calculated for all years of service up to December 31, 2008, according to their original benefit formula under the applicable plan. Mr. Rigby, who was a participant in the Atlantic City Electric Retirement Plan, is the only named executive officer eligible to receive these grandfathered benefits.

Participants in the Conectiv Cash Balance Sub-Plan are entitled to the greater of the benefit under the Conectiv Cash Balance Sub-Plan or a benefit calculated using the PHI Sub-Plan formula. In determining the benefit under the PHI Sub-Plan, a participant’s prior years of service are taken into account. As of December 31, 2012, Mr. Rigby’s benefits under the Conectiv Cash Balance Sub-Plan exceed those under the PHI Sub-Plan (which is described above). Mr. Velazquez’s benefits under the PHI Sub-Plan formula exceed his benefits under the Conectiv Cash Balance Sub-Plan as of that date.

The net present value of Mr. Rigby’s accumulated benefits under the Conectiv Cash Balance Sub-Plan at December 31, 2012, as shown in the Pension Benefits table on page 68 of this proxy statement, reflects the value of his benefits under the Conectiv Cash Balance Sub-Plan. At December 31, 2012, the net present value of Mr. Rigby’s and Mr. Velazquez’s accumulated benefit under the Conectiv Cash Balance Sub-Plan was $2,443,684 and $761,355, respectively. Had either of them retired on December 31, 2012, that balance, at his election, would have been converted into one of several actuarially equivalent annuities or would have been paid to him in a lump sum.

Supplemental Executive Retirement Plans

PHI 2011 Supplemental Executive Retirement Plan

In 2011, the Company adopted the 2011 SERP, a nonqualified supplemental executive retirement plan, to supplement benefits paid from the 401(k) plan. The 2011 SERP replaces the Executive Retirement Plan and the Conectiv Supplemental Retirement Plan (each as described below) as the supplemental retirement plan for new eligible employees of PHI and its subsidiaries hired on or after August 1, 2011. The 2011 SERP also includes provisions that may augment the supplemental retirement benefits to which participants in the pre-existing plans, including each of the named executive officers, are entitled.

The principal purposes of the 2011 SERP are to provide competitive retirement benefits, to protect eligible participants against reductions in retirement benefits due to the qualified plan limitations (as defined below), to encourage the continued employment of and to attract new employees to work for the Company, and to establish a more unified approach to the Company’s retirement programs. The establishment of the 2011 SERP is consistent with the Company’s efforts to align retirement benefits provided by the Company and its subsidiaries with current market practices, as recommended by the Compensation Committee’s independent compensation consultant.

The benefit formula under the 2011 SERP is 1.45% times years of credited service times final average pay (as determined in accordance with the terms of the 2011 SERP). Benefits under the 2011 SERP are calculated without reduction for limitations placed by the Code on the computation of retirement benefits under a qualified benefit plan, such as the 401(k) plan (the “qualified plan limitations”). These limitations cap both the amount of the annual retirement benefit and the amount of compensation that may be used to calculate the annual benefit and exclude from the benefit calculation compensation that is deferred under the terms of a nonqualified plan. Under the 2011 SERP, the supplemental retirement benefit is calculated by including in final average pay the average of the three highest awards under the EICP within the five consecutive years immediately preceding retirement. Accordingly, if a participating executive’s retirement benefit under the Pepco Holdings Retirement Plan is reduced by the qualified plan limitations or the Pepco Holdings Retirement Plan final average pay formula does not include EICP payments, the 2011 SERP will pay a supplemental retirement benefit equal to the difference between (i) the participant’s actual benefit under the Pepco Holdings Retirement Plan and (ii) the participant’s benefit as calculated under the terms of the 2011 SERP.

The 2011 SERP benefit formula, including its application to participants in the pre-existing supplemental retirement plans, is designed to provide executives with retirement benefits that in the aggregate target median peer group retirement benefits based upon the research provided by PM&P. Eligibility for participation in the 2011 SERP is determined by the Compensation Committee. Because the 2011 SERP is a nonqualified supplemental retirement plan, participation is limited to certain members of the Company’s management.

For participants in the pre-existing supplemental retirement plans, the 2011 SERP provides a minimum supplemental retirement benefit equal to the amount, if any, by which the executive’s benefit calculated under the 2011 SERP benefit formula exceeds the supplemental retirement benefit provided under the pre-existing plan. Where the pre-existing plan provides for a greater benefit, the executive will receive the benefit provided for under the pre-existing plan.

Generally, a participant will become vested in the 2011 SERP upon the later of attaining age 65 or being credited with five years of service. Earlier vesting is permitted under the 2011 SERP when a participant attains age 55 and is credited with at least ten years of service under the 2011 SERP.

Generally, the only form of benefit intended to be provided under the 2011 SERP is a lifetime annuity, subject to certain exceptions, including after a change of control of the Company, in which case the benefit will be paid in a lump sum. Also, benefits under the 2011 SERP will be paid in a lump sum amount to any participant in the 2011 SERP who also participates in the Conectiv Supplemental Executive Retirement Plan (which itself pays benefits in the form of a lump sum) or to any participant in the 2011 SERP who does not participate in any other supplemental executive retirement plan, but only if the value of the benefit payable under the 2011 SERP is considered to be “de minimis” under the Code. Benefit payments will commence immediately following the participant’s separation from service, subject to the requirements of Section 409A of the Code.

Executive Retirement Plan

The Executive Retirement Plan is a nonqualified supplemental executive retirement plan that combines two different retirement structures: the Supplemental Benefit Structure and the Executive Performance Supplemental Retirement Benefit Structure. The Executive Retirement Plan was closed to new participants effective August 1, 2011, and has been replaced by the 2011 SERP. The Executive Retirement Plan serves the same purpose as the 2011 SERP, as discussed above. Mr. Emge (until his retirement in April 2013) is a participant in the Executive Retirement Plan. Mr. Kamerick was a participant in this plan until his retirement on February 1, 2013.

Supplemental Benefit Structure

An executive’s benefit under the Supplemental Benefit Structure is an amount equal to the additional retirement benefit the executive would have received under the Pepco Holdings Retirement Plan, if the qualified plan limitations (as discussed in the description of the 2011 SERP above) were not taken into account in calculating the executive’s benefit. Benefits under the Supplemental Benefit Structure are payable in the form of a monthly annuity following the termination of a participant’s employment, subject to the requirements of Section 409A of the Code.

Executive Performance Supplemental Retirement Benefit Structure

An executive’s benefit under the Executive Performance Supplemental Benefit Structure is the additional retirement benefit the executive would have received under the Pepco Holdings Retirement Plan if in calculating the executive’s benefit the average of the highest three annual incentive awards in the last five consecutive years had been added to the executive’s average salary over the final three years of his employment. The Executive Performance Supplemental Retirement Benefit Structure has had the effect of making retirement benefits for participants in the Pepco General Retirement Sub-Plan and the PHI Sub-Plan more comparable to the retirement benefits received by participants in the Conectiv Cash Balance Sub-Plan, which takes into account bonuses in calculating retirement benefits. Benefits under the Executive Performance Supplemental Retirement Structure are payable only to executives who remain employed through age 59, unless the termination of the executive’s employment follows a change of control of the Company. Benefits are paid in the form of a monthly annuity, except that if the employment of a participant terminates following a change in control, the payments due will be paid in a lump sum amount equal to the present value of the annuity payments to which the participant otherwise would be entitled. The timing of benefit payments are subject to Section 409A of the Code. If Mr. Emge had retired on December 31, 2012, he would have been entitled to receive a benefit under this structure.

Conectiv Supplemental Executive Retirement Plan

The Conectiv Supplemental Executive Retirement Plan (the “Conectiv SERP”) is a nonqualified supplemental retirement plan that provides a supplemental retirement benefit equal to the additional retirement benefit a participating executive would have received under the Conectiv Cash Balance Sub-Plan of the Pepco Holdings Retirement Plan, if the qualified plan limitations were not taken into account in the benefit calculation. As participants in the Conectiv Cash Balance Sub-Plan, Messrs. Rigby and Velazquez participate in the Conectiv SERP. In the case of Mr. Rigby, the Conectiv SERP benefit is based on his grandfathered benefit under the Atlantic City Electric Retirement Plan calculated without taking the qualified plan limitations into account. The benefit under the Conectiv SERP is payable in a lump sum following the termination of a participant’s employment, subject to the requirements of Section 409A of the Code. If Messrs. Rigby or Velazquez had retired on December 31, 2012, the net present value of each of their retirement benefits as of that date under the Conectiv SERP would have been $3,062,661 and $138,435, respectively.

Nonqualified Deferred Compensation

Nonqualified Deferred Compensation at December 31, 2012

The following table provides certain information regarding the nonqualified deferred compensation benefits of each of the named executive officers at December 31, 2012.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Joseph M. Rigby
Conectiv Deferred Compensation Plan	—	—	3,663	—	497,911
PHI Executive and Director Deferred Compensation Plan	39,400	29,550	31,632	—	735,873

Frederick J. Boyle
PHI Executive and Director Deferred Compensation Plan	31,167	—	804	—	31,971

Anthony J. Kamerick
PHI Executive and Director Deferred Compensation Plan	59,529	6,150	21,427	—	726,944

David M. Velazquez
PHI Executive and Director Deferred Compensation Plan	9,656	7,141	2,461	—	47,633

Kevin C. Fitzgerald
PHI Executive and Director Deferred Compensation Plan	—	—	—	—	—

Kirk J. Emge
PHI Executive and Director Deferred Compensation Plan	53,769	7,343	42,035	—	463,252

(1)	All amounts shown are included in the “Salary” column of the Summary Compensation Table for the year 2012, located on page 50 of this proxy statement.
(2)	All amounts shown are included in the “All Other Compensation” column of the Summary Compensation Table for the year 2012.

(continued from prior page)

(3)	Includes the following amounts reported as compensation in the Summary Compensation Table in years prior to 2012:

Name	PHI Deferred Compensation Plan ($)	Conectiv Deferred Compensation Plan ($)
Joseph M. Rigby	572,697	21,468
Frederick J. Boyle	—	—
Anthony J. Kamerick	223,296	—
David M. Velazquez	15,378	—
Kevin C. Fitzgerald	—	—
Kirk J. Emge	149,018	—

Description of Our Nonqualified Deferred Compensation Plans

We maintain the following nonqualified deferred compensation plans in which one or more of the named executive officers participate.

PHI Executive and Director Deferred Compensation Plan

Under the PHI Deferred Compensation Plan, participating executives (including each of the named executive officers) and directors (including each of our non-employee directors) are permitted to defer the receipt of all or any portion of their compensation, including, in the case of executives, incentive compensation. In addition, to the extent an executive is precluded from making contributions to the 401(k) plan due to the qualified plan limitations, the executive is eligible to defer under the PHI Deferred Compensation Plan an amount equal to the contribution the executive is prevented from contributing to the 401(k) plan and receive an additional credit under the PHI Deferred Compensation Plan equal to the matching contribution, if any, that we would have made to the executive’s account under the 401(k) plan. For a discussion of the 401(k) plan’s matching contributions, see “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Retirement Programs.”

The PHI Deferred Compensation Plan permits participants to elect to defer compensation into one or more of three separate accounts, enabling the participant to earn a return on the deferred compensation: a prime rate account, an investment fund account and a phantom share account. We credit on a monthly basis to each participant’s account balance an amount corresponding to, as elected by the participant:

➢	the interest at the prime rate that would have been paid on an amount equal to the participant’s prime rate account balance;
➢	an amount equal to the return that the participant would have earned had his or her investment fund account balance been invested in any one or a combination of the investment funds selected by the Compensation Committee;
➢	an amount equal to the return the participant would have earned had the phantom stock account balance been invested in shares of common stock.

Payment of benefits under the PHI Deferred Compensation Plan begins when selected by the participant among various options, but subject to any limitation necessary to comply with the requirements of Section 409A of the Code.

Eligibility of executives to participate in the PHI Deferred Compensation Plan is determined by our Chief Executive Officer (and, in the case of the Chief Executive Officer, by the Board).

Conectiv Deferred Compensation Plan

Prior to the merger of Pepco and Conectiv, Conectiv maintained the Conectiv Deferred Compensation Plan. Under this plan, participating executives were permitted to defer the receipt of all or any portion of their compensation, including incentive compensation, and to receive employer matching credits on deferrals corresponding to contributions the executive was precluded from making to Conectiv’s 401(k) plan due to the qualified plan limitations. On August 1, 2002, employee deferrals and matching employer credits under the Conectiv Deferred Compensation Plan were discontinued.

Prior to August 1, 2002, participant deferrals and employer matching contributions were credited to a deferred compensation account and were deemed invested, as elected by the executive, in any of the investment options available to participants under the Conectiv 401(k) plan as of August 1, 2002. Employer matching contributions were credited to an employer matching account in the form of Conectiv common stock equivalents, which at the time of the merger were converted into Company common stock equivalents on which additional credits were made when cash dividends were paid on the common stock based on the number of shares that could be purchased with the cash dividend. Of the named executive officers, only Mr. Rigby maintains an account balance under the Conectiv Deferred Compensation Plan.

Distributions under the Conectiv Deferred Compensation Plan commence at a time selected by the executive at the time of deferral from among various options.

Termination of Employment and Change in Control Benefits

The following is a description of our plans and arrangements that provide for payments to the named executive officers, following or in connection with the termination of the executive’s employment, a change in control of the Company or a change in the executive’s responsibilities.

Mr. Rigby’s Employment Agreement

As of January 1, 2012, Mr. Rigby’s employment agreement provides him with specified benefits if his employment is terminated under various circumstances, as described below. These benefits replace in their entirety the termination benefits that Mr. Rigby was eligible to receive under his prior employment agreement.

Termination by the Company Other than for Cause or by Mr. Rigby for Good Reason

If at any time during the term of his employment agreement, PHI terminates Mr. Rigby’s employment, other than for cause, or Mr. Rigby terminates his employment with us for good reason, Mr. Rigby will be entitled to the following:

•	payment of unpaid salary and accrued vacation pay through the date of termination, as well as any earned and unpaid bonus for the year prior to the year in which the termination occurs;
•	subject to execution and delivery of an irrevocable release of claims:
o	a lump sum cash payment equal to the product of (i) three times the Calculation Amount (as defined below), and (ii) a fraction (A) the numerator of which is 730 minus the number of days that have elapsed from and including January 1, 2013, through the day immediately prior the termination date and (B) the denominator of which is 730; and
o	a lump sum payment in cash equal to a prorated portion of Mr. Rigby’s target annual bonus under the EICP for the year in which the termination occurs;
•	vesting in full of the unvested portion of the time-based retention award provided under his employment agreement;
•	vesting in full of the outstanding performance-based retention awards under his employment agreement to the extent that the performance goals are achieved;
•	with respect to the unvested portion of all other time-based restricted stock or RSU awards under the LTIP (or any successor plan):
o	for awards that would have vested had Mr. Rigby remained employed by the Company for the remainder of the three-year term of his employment agreement, the vesting of each such award in full on the date his employment terminates, or
o	for awards that would have vested in full after the last day of the three-year term of his employment agreement, the vesting of each such award on a prorated basis for the length of his service up to the date of termination, except if such termination occurs within one year following a change of control (as defined in the employment agreement), the award will vest in full; and
•	with respect to the unvested portion of all other performance-based awards under the LTIP (or any successor plan):
o	if the performance period ends within the three-year term of his employment agreement, the vesting of each such award in full, if and to the extent the performance goals are achieved; or
o	if the performance period ends after the last day of the three-year term of his employment agreement, the vesting of each such award (to the extent earned based on performance through the end of the performance period)

on a prorated basis for the length of his service up to the date of termination; but
o	in either case, if a termination occurs within one year following a change of control, each outstanding performance award shall vest on the date Mr. Rigby’s employment terminates and the amount of the award shall be determined on the assumptions that:
■	Mr. Rigby had remained employed through the end of the performance period; and
■	the target level of performance had been achieved.

For purposes of these provisions, “cause” is defined as:

➢	intentional fraud or material misappropriation with respect to the business or assets of PHI;
➢	the persistent refusal or willful failure to perform substantially his duties and responsibilities to PHI after notice of, and an opportunity to remedy, such failure have been given; or
➢	conduct that constitutes disloyalty to PHI or that materially damages the property, business or reputation of PHI.

The “Calculation Amount” is defined to be the sum of:

•	Mr. Rigby’s annual base salary in effect on the date of the termination of employment; and
•	the higher of:
o	his target award opportunity under the EICP for the year in which the termination of employment occurs; or
o	the highest payment received under the EICP during the three calendar years preceding the calendar year in which the termination of employment occurs.

Mr. Rigby may terminate his employment for good reason if:

➢	his base salary is reduced (other than a reduction consistent and proportional with the overall reduction, due to extraordinary business conditions, in the compensation of all other senior executives of the Company);
➢	he is not considered in good faith for incentive awards under the Company’s plans in which senior executives are eligible to participate;
➢	the Company fails to provide him with retirement, fringe and supplemental benefits in a manner similar to other senior executives;
➢	the Company relocates Mr. Rigby’s place of employment to a location further than 50 miles from Washington, D.C. (other than the Washington, D.C. or Wilmington, Delaware metropolitan areas); or
➢	he is removed from the position of Chief Executive Officer (other than due to his disability).

Resignation or Termination of Employment Due to Disability, Death or for Cause

Upon Mr. Rigby’s resignation (other than for good reason) or upon his death or disability (which shall be deemed to have occurred if he becomes entitled to long-term disability benefits under the Company’s disability plan or policy), or in the event of termination of his employment for cause prior to termination of his employment agreement, Mr. Rigby will not be entitled to further compensation under his employment agreement, except for salary, vacation pay and annual bonus earned but not paid prior to such termination and awards or benefits to which he may be entitled under the Company’s benefit plans.

In the event of a termination of Mr. Rigby’s employment for cause, the unvested portion of the time-based retention award and the entire portion of the performance-based retention award provided under Mr. Rigby’s employment agreement will be forfeited if Mr. Rigby’s employment with the Company ends prior to the completion of the applicable vesting period or performance period. In the event of the termination of his employment due to death or disability, or his retirement with the consent of the Board, the unvested portion of the time-based retention award will vest in full upon termination of employment, and the then-outstanding performance-based retention award will vest at the end of the performance period to the extent that the performance goals are achieved.

Health Insurance and Related Benefits

For a period equal to the greater of (i) one year following the termination of Mr. Rigby’s employment and (ii) the remainder of the three-year term of his employment agreement, the Company will reimburse Mr. Rigby for the cost of purchasing a health insurance policy comparable to the Company-sponsored healthcare plan in which he was enrolled immediately prior to the termination of his employment to the extent the Company is not otherwise providing or paying for such coverage, including under his employment agreement.

If, during the three-year term of his employment agreement, Mr. Rigby’s employment is terminated by the Company other than for cause or Mr. Rigby terminates his employment for good reason, each following a change of control (as defined in the employment agreement), for 24 months after such termination, the Company will, in its discretion, either:

➢	provide Mr. Rigby with healthcare, life insurance and disability benefits no less favorable than those benefits as in effect immediately prior to such termination; or
➢	reimburse Mr. Rigby for the cost of obtaining such benefits.

However, Mr. Rigby will not be entitled to any of the foregoing healthcare insurance and related benefits if applicable law precludes the Company from providing such benefits to him because the Company is not providing comparable benefits to other employees or former employees.

Mr. Emge’s Retirement Agreement

Please see “— Employment and Retirement Agreements — Kirk J. Emge” for a discussion of the material benefits that will be payable to Mr. Emge upon his retirement from PHI as of April 1, 2013.

Change-in-Control Severance Plan

Under the Company’s Change-in-Control Severance Plan, if, within one year following a change in control, a participating executive’s employment is terminated by the Company without “cause” or the executive terminates his or her employment for “good reason,” the executive will be entitled to the following termination benefits:

➢	a severance payment equal to the sum of executive’s salary and target annual bonus for the year in which the termination occurs, multiplied by a benefit factor of 1.5, 2 or 3, depending upon the executive’s position;
➢	a prorated portion (based on the number of days the executive was employed during the year) of the executive’s target annual bonus for the year;
➢	a lump sum supplemental retirement benefit paid in cash equal to the difference between (i) the present value of the executive’s vested retirement benefit accrued at the time of termination under the Pepco Holdings Retirement Plan and any excess or supplemental retirement plan in which the executive is a participant and (ii) the benefit the executive would be entitled to receive under such plans assuming that the executive was the number of years older and had been credited with the number of years of service equal to the executive’s benefit factor;
➢	for a number of years equal to the executive’s benefit factor, medical, dental, group life and disability benefits that generally are at least at a level substantially similar to the level in effect prior to the change in control; and
➢	for executives (other than Mr. Fitzgerald) who initially became participants in the Change-in-Control Severance Plan prior to November 1, 2012, a gross-up payment in an amount equal to the amount of all excise taxes imposed upon compensation payable upon termination of employment and the additional taxes that result from such payment, such that the aggregate net payments received by the executive would be the same as they would have been had such excise tax not been imposed.

The receipt of the benefits under the Change-in-Control Severance Plan is contingent upon the execution by the employee of (i) a general release and a non-disparagement agreement and (ii) a covenant agreeing not to compete against the Company or solicit its employees, each in form and substance satisfactory to the Company. Of the named executive officers, Messrs. Boyle, Fitzgerald and Velazquez (each with a benefit factor of 3) and Emge (with a benefit factor of 2) are participants in the Change-in-Control Severance Plan, except that Mr. Fitzgerald has elected to forego his right to receive a tax gross-up payment thereunder. Mr. Rigby does not participate, and as of February 1, 2013, Mr. Kamerick no longer participates, in the Change-in-Control Severance Plan.

LTIP

A participant in the LTIP, except for Mr. Rigby, whose employment is terminated, resigns as a director or terminates his or her employment for “good reason” (as defined in the LTIP) within 12 months following a change in control is entitled to an accelerated payout or accelerated option period or exercise period as provided in the LTIP with respect to any existing award. All restricted stock awards will be subject to accelerated removal of restrictions prorated for the number of months of the restriction period that have elapsed and, with respect to performance-based restricted stock, assuming that target performance levels have been achieved. A participant will be entitled to an accelerated payout of performance units, prorated based on the number of months of the performance period that have elapsed, and assuming that target performance levels were achieved. Payment of certain awards on an accelerated basis may be delayed to comply with Section 409A of the Code.

For purposes of the LTIP, the term “good reason,” is defined to mean, the occurrence after a change in control of any of the following circumstances, without the express written consent of the participant and subject to compliance with specified notification and cure requirements:

➢	the assignment to the participant of any duties inconsistent in any materially adverse respect with his or her position, authority, duties or responsibilities from those in effect immediately prior to the change in control:
➢	a material reduction in the participant’s base compensation (as defined in applicable Treasury regulations), as in effect immediately before the change in control;
➢	a material diminution in the authority, duties, or responsibilities of the supervisor to whom the participant is required to report;
➢	a material diminution in the budget over which the participant retains authority;
➢	a requirement by the Company (or, if applicable, a subsidiary) that the participant must be based in any office or location that is more than 50 miles from the location at which he or she performed his or her services immediately prior to the occurrence of a change in control, except for travel reasonably required in the performance of the participant’s responsibilities; or
➢	any other action or inaction that constitutes a material breach by the Company (or a subsidiary) of the agreement under which the participant provides services to the Company (or a subsidiary).

In the case of Mr. Rigby, the application of the provisions of the LTIP governing the disposition of awards in connection with a termination of his employment (other than in the case of retirement, death or disability) is superseded by the provisions of his employment agreement, which are more fully described in “— Mr. Rigby’s Employment Agreement” above.

2012 LTIP

If a participant in the 2012 LTIP has a “qualifying termination” (as defined in the 2012 LTIP), the participant will be eligible to receive an accelerated payout or accelerated vesting of an award as described below. For purposes of the 2012 LTIP, a “qualifying termination” means the termination by PHI or any subsidiary of the participant as an employee or the removal of the participant as a director, or a participant terminating his or her employment with PHI or any subsidiary for good reason (as defined in the 2012 LTIP) within 12 months following a change in control involving PHI.

The term “good reason” in the 2012 LTIP means, in connection with any award, the occurrence of a change in control of any circumstances constituting “good reason” provided for in an award agreement. If no such circumstances are provided, then “good reason” will be deemed to occur upon the occurrence of any of the first five circumstances listed under the definition of “good reason” under the LTIP. Furthermore, any termination by the participant must occur within two years after the original occurrence of such circumstances.

The effect of a change in control on a participant’s outstanding award will be as follows:

➢	unvested time-based restricted stock or RSUs will immediately vest and become free of restrictions;
➢	options and SARs will be immediately exercisable in full;
➢	a percentage of unvested performance-based restricted stock and RSUs will immediately vest and become free of restrictions, with such percentage equaling a fraction, the numerator of which is the number of days of the performance period that have elapsed as of the date of the change in control (or, in the case of a qualifying termination for good reason, as of the date of such qualifying termination) and the denominator of which is the total number of days in the performance period, assuming that all target performance objectives shall have been achieved at the 100% level; and
➢	unvested performance shares and performance units will be paid out on an accelerated basis, based on the number of performance shares and/or performance units subject to the target performance objectives as established on the date of grant, prorated based on the number of months of the performance period that have elapsed as of the payout date, and assuming that target performance objectives were achieved at the 100% level.

Any accelerated payout described above will be made within 30 days after the date of the qualifying termination, except as provided below. The accelerated option period or exercise period will begin on the date of the participant’s termination. If the original award provided for a payout in common stock, any accelerated payout will be made in common stock. With respect to any compensation that is subject to Section 409A of the Code, the accelerated payout will not be made until the participant separates from service within the meaning of Section 409A of the Code, and, in the case of participant who is a “specified employee” (as determined under Section 409A of the Code), any payment that would otherwise be made within six months after the participant’s separation from employment will be paid in the seventh month following the participant’s separation.

EICP

Except as otherwise required for an award to a covered executive to be considered “performance-based compensation” under Section 162(m) of the Code, the EICP provides for the following adjustments of awards in the event of the termination, retirement, death or disability of a participant during a calendar year with respect to an award opportunity:

Termination Event	Definition of Termination Event under the EICP	Adjustment to Award for Termination Event During Year
Death	Death of the participant	Award opportunity will be reduced proportionately for the year based on the date of death
Disability	Permanent and total disability of the participant, as determined by the Compensation Committee	Award opportunity will be reduced proportionately for the year based on the date of disability
Retirement	Separating from service with PHI or any subsidiary on or after attaining age 55 and achieving at least 10 years of continuous employment with PHI or any subsidiary	Award opportunity will be reduced proportionately for the year based on the date of separation from service
Termination	Any other resignation or discharge from employment not covered above	No award shall be made

To the extent that any award is reduced or eliminated as noted above, the Compensation Committee may reallocate the amount of such award to other participants, other than to a covered executive if such reallocation would prevent any award to a covered executive from being “performance-based compensation” under Section 162(m) of the Code.

Retirement Plan Benefits

Messrs. Rigby and Velazquez are participants in the Conectiv Cash Balance Sub-Plan of the Pepco Holdings Retirement Plan. Mr. Emge is a participant in the Pepco General Retirement Sub-Plan of the Pepco Holdings Retirement Plan. Messrs. Boyle and Fitzgerald are participants in the PHI Sub-Plan of the Pepco Holdings Retirement Plan. As of February 1, 2013, Mr. Kamerick no longer participates in any PHI retirement plan. For a description of the benefits provided under these defined benefit retirement plans and under the corresponding nonqualified supplemental executive retirement plans following termination of employment, see “— Description of Pension and Other Retirement Plans.”

Deferred Compensation Plans

Each of Messrs. Rigby, Boyle, Velazquez, Fitzgerald and Emge is a participant in the PHI Deferred Compensation Plan. Mr. Rigby also is a participant in the Conectiv Deferred Compensation Plan. As of February 1, 2013, Mr. Kamerick no longer participates in the PHI Deferred Compensation Plan. For a discussion of the benefits which our named executive officers are entitled to receive under these plans following a termination of employment, see “— Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans.”

Quantification of Termination of Employment Payments and Benefits

The following discussion quantifies the payments and benefits that:

➢	each of Messrs. Rigby, Boyle, Velazquez, Fitzgerald and Emge would have been entitled to receive under the Company’s compensation plans;
➢	Mr. Rigby would have been entitled to receive under the terms of his employment agreement; and
➢	Mr. Fitzgerald would have been entitled to receive under the terms of his employment agreement in each case if the executive’s employment had terminated on December 31, 2012, under specified circumstances.

Because Mr. Emge was eligible for early retirement with reduced benefits under the Pepco General Retirement Sub-Plan as of December 31, 2012, a termination of his employment, other than in connection with a change of control, death or disability, as of that date has been shown in the table below as a retirement. Mr. Emge’s retirement agreement dated September 6, 2012 is rendered null and void upon any voluntary termination of his employment prior to April 1, 2013. Therefore, Mr. Emge would not be entitled to receive any benefits under that agreement upon his early retirement at his request on December 31, 2012.

As to Mr. Kamerick, the following discussion quantifies the payments and benefits that he received upon his retirement on February 1, 2013.

In each case below, except as to Mr. Kamerick, the calculations related to the market value of restricted stock and RSU awards were based on a price of $19.61 per share of common stock, the closing market price on December 31, 2012. With respect to Mr. Kamerick, these calculations were based on a price of $19.45 per share of common stock, which was the closing market price on February 1, 2013.

The following discussion does not include payments and benefits that would be received by the named executive officers under the Company’s defined benefit retirement plans and corresponding supplemental retirement plans and arrangements and under the Company’s deferred compensation plans, the payments and benefits under which are described above in “— Description of Pension and Other Retirement Plans” and “— Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans.”

Joseph M. Rigby

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Accelerated Vesting of Time-Based Restricted Stock and RSUs ($)(3)(4)	Accelerated Vesting of Performance- Based RSUs ($)(4)(5)	Welfare Plan Benefit Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(6)	6,023,654	985,000	3,831,520	5,743,671	9,976	21,232	16,615,053
Voluntary Termination	113,654	985,000	1,449,003	724,491	—	—	3,272,148
Termination Without Cause/For Good Reason(7)	6,023,654	985,000	3,253,692	5,743,671	—	21,232	16,027,249
Death or Disability	113,654	985,000	2,917,737	4,048,455	—	—	8,064,846
Termination With Cause	113,654	—	—	—	—	—	113,654

(1)	Mr. Rigby’s severance payment amount includes accrued but unpaid vacation pay through the date of his termination in the amount of $113,654. This amount has been calculated based upon the maximum number of eligible vacation days in accordance with the Company’s vacation policy.
(2)	Represents the award that would be received assuming target-level performance occurred in 2012.
(3)	Represents the market value on December 31, 2012 of unvested time-based restricted stock and time-based RSU awards granted under the LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment.
(4)	These amounts include additional shares that Mr. Rigby would have been entitled to receive upon vesting of RSU awards as a result of dividend equivalents thereon, in each of the following circumstances:
	Additional Shares Vested as a Result of Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Change in Control	7,055	27,070
Voluntary Termination	—	—
Termination Without Cause/For Good Reason	5,443	27,070
Death or Disability	3,734	20,817

(5)	Represents the market value on December 31, 2012 of shares of common stock issuable under performance-based awards granted under the LTIP which Mr. Rigby would be entitled to receive (and in each case assuming performance at target):
•	under his initial performance-based retention award granted under his employment agreement, at the end of the performance period to the extent that the Compensation Committee then determines that the award’s performance goals have been achieved;

(continued from prior page)

•	with respect to all other performance-based awards granted to Mr. Rigby under the LTIP, if such termination occurs in connection with:
o	a change in control, immediately upon the date of termination, as if he had remained employed with the Company through the end of the performance period and assuming the target level of performance had been achieved; or
o	a termination of employment by the Company without cause or a termination of employment by Mr. Rigby with good reason, other than in connection with a change in control, at the end of the performance period if and to the extent the performance goals are met.
(6)	Assumes the occurrence of a termination of Mr. Rigby’s employment by PHI other than for cause or the termination by Mr. Rigby of his employment for “good reason” as defined under Mr. Rigby’s employment agreement, within one year following a change in control.
(7)	Other than in connection with a change in control.

Frederick J. Boyle

Termination Event	Severance Payment ($)	EICP Payment ($)(1)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time- Based Restricted Stock and RSUs ($)(2)	Accelerated Vesting of Performance- Based RSUs ($)(3)	Welfare Plan Benefit Payment ($)	Section 280G Gross- Up Payment ($)(4)	Total ($)
Change in Control(5)	2,112,000	192,590	237,801	38,566	81,657	2,721	1,080,626	3,745,961
Voluntary Termination	—	192,590	—	—	—	—	—	192,590
Termination Without Cause/For Good Reason(6)	—	192,590	—	—	—	—	—	192,590
Death or Disability	—	192,590	—	38,566	81,657	—	—	312,813
Termination With Cause	—	—	—	—	—	—	—	—

(1)	Represents the award that would be received assuming target-level performance occurred in 2012.
(2)	Represents the market value on December 31, 2012 of an unvested time-based RSU award granted under the LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment. These amounts include 363 additional shares that Mr. Boyle would have been entitled to receive upon vesting of such award as a result of dividend equivalents thereon.
(3)	Represents the market value on December 31, 2012 of shares of common stock issuable under a performance-based RSU award granted under the LTIP which Mr. Boyle would be entitled to receive on a prorated basis:
➢	immediately upon the date of termination, if such termination occurs in connection with a change in control, as if he had remained employed with the Company through the end of the performance period and assuming the target level of performance had been achieved; or
➢	at the end of the performance period if and to the extent the Compensation Committee determines that the performance goals are met (assuming performance at target), in connection with his death or disability.

These amounts include 705 additional shares that Mr. Boyle would have been entitled to receive upon vesting of such award as a result of dividend equivalents thereon.

(4)	Represents a payment the executive would have received under the Change-in-Control Severance Plan had the executive incurred an excise tax under Section 4999 of the Code.
(5)	Assumes the occurrence of a termination of Mr. Boyle’s employment by PHI other than for cause or the termination by Mr. Boyle of his employment for “good reason” as defined under the Change-in-Control Severance Plan, in each case within one year following a change in control.
(6)	Other than in connection with a change in control.

Anthony J. Kamerick

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Accelerated Vesting of Time- Based Restricted Stock and RSUs ($)(3)	Accelerated Vesting of Performance- Based RSUs ($)(4)	Total ($)
Retirement as of February 1, 2013(5)	226,837	372,438	164,400	328,812	1,092,487

(1)	This payment represents the fact that, following his retirement from the Company on February 1, 2013, the pro rata value of certain RSU awards is to be paid to Mr. Kamerick in cash.
(2)	Represents the award actually received by Mr. Kamerick based on 2012 performance.
(3)	Represents the market value on February 1, 2013 of unvested time-based RSU awards granted under the LTIP that vested on a prorated basis and became non-forfeitable in part immediately upon such date. These amounts include 1,339 additional shares that Mr. Kamerick received upon the prorated vesting of such awards as a result of dividend equivalents thereon.
(4)	Represents the market value on February 1, 2013 of shares of common stock issuable under performance-based RSU awards granted in 2011 under the LTIP which Mr. Kamerick received upon his retirement upon such date. These amounts include 2,679 additional shares that Mr. Kamerick received upon the vesting of such awards as a result of dividend equivalents thereon.
(5)	Retirement is the sole termination event reported because Mr. Kamerick, who was our Executive Vice President and Chief Regulatory Officer prior to his retirement as of February 1, 2013, will not be a named executive officer in 2013 and did not enter into a negotiated severance agreement with PHI in connection with his retirement.

David M. Velazquez

Termination Event	Severance Payment ($)	EICP Payment ($)(1)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time- Based Restricted Stock and RSUs ($)(2)	Accelerated Vesting of Performance- Based RSUs ($)(3)	Welfare Plan Benefit Payment ($)	Section 280G Gross- Up Payment ($)(4)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(5)	2,414,400	301,800	5,458,622	398,910	903,186	7,642	3,766,384	46,296	13,297,240
Voluntary Termination	—	301,800	—	—	—	—	—	—	301,800
Termination Without Cause/For Good Reason(6)	—	301,800	—	—	—	—	—	—	301,800
Death or Disability	—	301,800	—	398,910	903,186	—	—	—	1,603,896
Termination With Cause	—	—	—	—	—	—	—	—	—

(1)	Represents the award that would be received assuming target-level performance occurred in 2012.
(2)	Represents the market value on December 31, 2012 of unvested time-based restricted stock and time-based RSU awards granted under the LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment. These amounts include 1,894 additional shares that Mr. Velazquez would have been entitled to receive upon the vesting in full of such awards as a result of dividend equivalents thereon.
(3)	Represents the market value on December 31, 2012 of shares of common stock issuable under performance-based awards granted under the LTIP which Mr. Velazquez would be entitled to receive on a prorated basis:

➢	immediately upon the date of termination, if such termination occurs in connection with a change in control, as if he had remained employed with the Company through the end of the performance period and assuming the target level of performance had been achieved; or
➢	at the end of the performance period if and to the extent the Compensation Committee determines that the performance goals are met (assuming performance at target), in connection with his death or disability.

(continued from prior page)

These amounts include 7,354 additional shares that Mr. Velazquez would have been entitled to receive upon vesting of such awards as a result of dividend equivalents thereon.

(4)	Represents a payment the executive would have received under the Change-in-Control Severance Plan had the executive incurred an excise tax under Section 4999 of the Code.
(5)	Assumes the occurrence of a termination of Mr. Velazquez’s employment by PHI other than for cause or the termination by Mr. Velazquez of his employment for “good reason” as defined under the Change-in-Control Severance Plan, in each case within one year following a change in control.
(6)	Other than in connection with a change in control.

Kevin C. Fitzgerald

Termination Event	Severance Payment ($)	EICP Payment ($)(1)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time- Based Restricted Stock and RSUs ($)(2)	Accelerated Vesting of Performance- Based RSUs ($)(3)	Welfare Plan Benefit Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(4)	2,640,000	95,574	171,060	949,575	28,294	2,785	43,378	3,930,666
Voluntary Termination	—	95,574	—	—	—	—	—	95,574
Termination Without Cause(5)	—	95,574	—	789,063	28,294	—	—	912,931
Termination For Good Reason(5)	—	95,574	—	774,477	—	—	—	870,051
Death or Disability	—	95,574	—	789,063	28,294	—	—	912,931
Termination With Cause	—	—	—	—	—	—	—	—

(1)	Represents the award that would be received assuming target-level performance occurred in 2012.
(2)	Represents the market value on December 31, 2012 of unvested time-based RSU awards granted under the 2012 LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment. These amounts include 123 additional shares that Mr. Fitzgerald would have been entitled to receive upon vesting in each of the termination events shown above (except in the case of a termination of employment for good reason, other than in connection with a change in control) as a result of dividend equivalents on such awards.
(3)	Represents the market value on December 31, 2012 of an unvested performance-based RSU award granted under the 2012 LTIP that would vest and become non-forfeitable on a prorated basis:

➢	immediately upon the date of termination, if such termination occurs in connection with a change in control, as if he had remained employed with the Company through the end of the performance period and assuming the target level of performance had been achieved; or
➢	at the end of the performance period if and to the extent the Compensation Committee determines that the performance goals are met (and assuming performance at target), in the case of a termination of employment by the Company without cause or a termination by Mr. Fitzgerald with good reason, other than in connection with a change in control.

This amount includes 239 additional shares that Mr. Fitzgerald would have been entitled to receive upon vesting of such award in each of the termination events shown above (except in the case of a termination of employment for good reason, other than in connection with a change in control) as a result of dividend equivalents thereon.

(4)	Assumes the occurrence of a termination of Mr. Fitzgerald’s employment by PHI other than for cause or the termination by Mr. Fitzgerald of his employment for “good reason” as defined under the Change-in-Control Severance Plan, in each case following a change in control.
(5)	Other than in connection with a change in control.

Kirk J. Emge

Termination Event	Severance Payment ($)	EICP Payment ($)(1)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time- Based Restricted Stock and RSUs ($)(2)(3)	Accelerated Vesting of Performance- Based RSUs ($)(3)(4)	Welfare Plan Benefit Payment ($)	Section 280G Gross- Up Payment ($)(5)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(6)	1,280,000	240,000	353,763	261,260	592,295	4,051	674,059	21,453	3,426,881
Retirement at Mr. Emge’s Request(7)(8)	—	240,000	—	—	—	—	—	—	240,000
Retirement at the Company’s Request(8)	806,667	240,000	—	219,951	502,203	—	—	—	1,768,821
Death or Disability	—	240,000	—	261,260	592,295	—	—	—	1,093,555

(1)	Represents the award that would be received assuming target-level performance occurred in 2012.
(2)	Represents the market value on December 31, 2012 of unvested time-based restricted stock and time-based RSU awards granted under the LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment.
(3)	These amounts include additional shares that Mr. Emge would have been entitled to receive upon vesting of RSU awards as a result of dividend equivalents thereon, in each of the following circumstances
	Additional Shares Vested as a Result of Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Change in Control	653	3,757
Retirement at Mr. Emge’s Request	—	—
Retirement at the Company’s Request	537	3,506
Death or Disability	653	3,757

(4)	Represents the market value on December 31, 2012 of shares of common stock issuable under performance-based awards granted under the LTIP which Mr. Emge would be entitled to receive:

➢	immediately upon the date of termination, if such termination occurs in connection with a change in control, as if he had remained employed with the Company through the end of the performance period and assuming the target level of performance had been achieved; or
➢	at the end of the performance period if and to the extent the Compensation Committee determines that the performance goals are met, with respect to a termination other than in connection with a change in control (and assuming performance at target).
(5)	Represents a payment the executive would have received had the executive incurred an excise tax under Section 4999 of the Code.
(6)	Assumes the occurrence of a termination of Mr. Emge’s employment by PHI other than for cause or the termination by Mr. Emge of his employment for “good reason” as defined under the Change-in-Control Severance Plan, in each case following a change in control.
(7)	These amounts assume no benefits would be paid under his retirement agreement, as this agreement would be null and void if he voluntarily terminates his employment prior to April 1, 2013.
(8)	Other than in connection with a change in control.

Compensation Committee Interlocks and Insider Participation

During the 2012 fiscal year, the Compensation Committee consisted of Messrs. Dunn, Harker, Heintz, Ross and Silverman, and Ms. Krumsiek. No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2012, was a current or former officer or employee of the Company, or engaged in certain transactions with us required to be disclosed as “related person transactions” under regulations of the SEC. There were no compensation committee “interlocks” during the fiscal year ended December 31, 2012, which generally means that none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of the Board or as a member of the Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2012, with respect to securities that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	2,782,593	(2)	—	12,883,388	(3)
Equity compensation plans not approved by stockholders(4)	—		—	457,211
Total	—		—	13,340,599

(1)	Equity compensation plans approved by stockholders include the LTIP and the 2012 LTIP. No stock-based awards may be granted under the Pepco Long-Term Incentive Plan or the Conectiv Incentive Compensation Plan, which have expired and under which no awards were outstanding as of December 31, 2012.
(2)	The number of shares shown in column (a) represents the number of shares of commons stock subject to outstanding awards under the LTIP and the 2012 LTIP as of December 31, 2012. Such amounts were based upon (i) the maximum number of shares that could be received under all outstanding awards, including outstanding performance-based RSU awards, and (ii) the crediting of dividend equivalents accrued on all such outstanding awards through December 31, 2012.
(3)	The number of shares shown in column (c) represents the number of shares of common stock subject to awards (including RSUs) (i) that could have been granted in the future under the LTIP as of December 31, 2012, had the LTIP not expired as of August 1, 2012 pursuant to its terms, and (ii) that may be granted in the future under the 2012 LTIP, as follows:

Plan	Maximum Number of Shares Subject to Equity Awards That May be Granted Under the Plan	Shares Subject to Equity Awards Outstanding Under the Plan as of December 31, 2012(a)	Shares Subject to Equity Awards that May be Granted After December 31, 2012 Under the Plan
LTIP	10,000,000	2,618,125	5,047,856	(b)
2012 LTIP	8,000,000	164,468	7,835,532

(a)	The foregoing amounts reflect (i) the maximum number of shares that could be received under all outstanding awards, including outstanding performance-based RSU awards and (ii) the crediting of dividend equivalents accrued on all such outstanding awards through December 31, 2012.
(b)	As of May 18, 2012, the 2012 LTIP was approved by stockholders to replace the LTIP, and as of that date no new awards are to be granted under the LTIP. However, dividend equivalents will continue to accrue on outstanding awards granted under the LTIP prior to May 18, 2012 until all such awards are settled or forfeited.

As of December 31, 2012, a total of 2,334,019 shares and no shares of common stock have been issued pursuant to the grant or settlement of awards under the LTIP and the 2012 LTIP, respectively.

(4)	Consists of shares of common stock available for future issuance under the Directors Plan. Under the Directors Plan, each non-employee director is entitled to elect to receive his or her annual cash retainer, cash retainer for service as a committee chairman, if any, and cash meeting fees in: (i) cash; (ii) shares of common stock; (iii) a credit to an account for the non-employee director under the terms of the PHI Deferred Compensation Plan; or (iv) any combination thereof. The Directors Plan expires on December 31, 2014 unless terminated earlier by the Board.

AUDIT COMMITTEE REPORT

Among its duties, the Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the 2012 Form 10-K. The Audit Committee took a number of steps as a basis for making this recommendation for 2012. First, the Audit Committee discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2012, those matters that PricewaterhouseCoopers LLP is required to communicate to and discuss with the Audit Committee under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380 — Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in PCAOB Rule 3200T, which included information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the firm’s independence and received from PricewaterhouseCoopers LLP a letter concerning independence as required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). This discussion and disclosure informed the Audit Committee of PricewaterhouseCoopers LLP’s relationships with the Company and was designed to assist the Audit Committee in considering PricewaterhouseCoopers LLP’s independence. Finally, the Audit Committee reviewed and discussed, with the Company’s management and with PricewaterhouseCoopers LLP, the Company’s audited consolidated balance sheets at December 31, 2012 and 2011, and the Company’s consolidated statements of income, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2012, including the notes thereto. Management is responsible for the consolidated financial statements and reporting process, including the system of internal controls and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on (i) the conformity of these consolidated financial statements with accounting principles generally accepted in the United States of America, and (ii) the Company’s internal control over financial reporting as of December 31, 2012. Based on the discussions with management and PricewaterhouseCoopers LLP concerning the audit, the independence discussions, and the financial statement review and discussions, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the consolidated financial statements be included in the 2012 Form 10-K.

The Audit Committee, in accordance with its charter, conducts an annual evaluation of the performance of its duties. Based on this evaluation, the Audit Committee concluded that it performed effectively in 2012.

AUDIT COMMITTEE:
Patricia A. Oelrich, Chairman
Terence C. Golden
Patrick T. Harker
Lawrence C. Nussdorf
Frank K. Ross

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Description of the Proposal

The Audit Committee of the Board appointed PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the 2012 fiscal year. The Audit Committee has reappointed this firm for 2013. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will be given the opportunity to make a statement and to respond to appropriate questions.

Although the Company is not required to seek stockholder ratification of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will take this fact into consideration when selecting the Company’s independent registered public accounting firm for 2014. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interests of the Company and its stockholders.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the annual financial statements of PHI and its subsidiary reporting companies for the 2012 and 2011 fiscal years, reviews of the financial statements included in the 2012 and 2011 Forms 10-Q of the Company and its subsidiary reporting companies, reviews of public filings, comfort letters and other attest services were $6,205,670 and $6,225,940, respectively. The amount for 2011 includes $336,520 for the 2011 audit that was billed after the 2011 amount was disclosed in PHI’s proxy statement for the 2012 annual meeting of stockholders.

Audit-Related Fees

There were no fees billed by PricewaterhouseCoopers LLP for audit-related services rendered for the 2012 or 2011 fiscal years.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for tax services rendered for the 2012 and 2011 fiscal years were $644,012 and $587,427, respectively. These services consisted of tax compliance, tax advice and tax planning.

All Other Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for all other services other than those covered under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the 2012 and 2011 fiscal years were zero and $7,200, respectively. The fees for 2011 represented the costs of training and technical materials provided by PricewaterhouseCoopers LLP.

All of the services described in “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved in advance by the Audit Committee, in accordance with the Audit Committee Policy on the Approval of Services Provided By the Independent Auditor, which is attached to this proxy statement as Annex A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3.

CERTAIN BENEFICIAL OWNERSHIP MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 14, 2013 regarding the beneficial ownership of common stock by:

➢	each director;
➢	each director nominee;
➢	each named executive officer included in the 2012 Summary Compensation Table; and
➢	all of the Company’s directors and executive officers as a group.

As of March 14, 2013, 248,171,907 shares of common stock were outstanding. The number of shares beneficially owned by each stockholder is determined under rules and regulations promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other convertible securities or rights held by that person that are currently exercisable or will be exercisable on or before May 13, 2013 (60 days after March 14, 2013), are deemed to be presently outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise noted below:

➢	the address for each beneficial owner in the table below is c/o Pepco Holdings, Inc., 701 Ninth Street, N.W., Washington, D.C. 20068; and
➢	subject to applicable community property laws, to the Company’s knowledge, each person named in the tables below has sole voting and dispositive power over the shares shown as beneficially owned by that person.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned
Frederick J. Boyle	634	*
Jack B. Dunn, IV	10,495	*
Kirk J. Emge(2)	70,397	*
Kevin C. Fitzgerald	705	*
H. Russell Frisby, Jr.	30	*
Terence C. Golden(3)	44,132	*
Patrick T. Harker	9,789	*
Frank O. Heintz(4)	18,502	*
Anthony J. Kamerick(5)	74,680	*
Barbara J. Krumsiek	11,479	*
George F. MacCormack	11,282	*
Lawrence C. Nussdorf	10,000	*
Patricia A. Oelrich	4,266	*
Joseph M. Rigby(6)	190,737	0.1%
Frank K. Ross	17,539	*
Pauline A. Schneider	8,897	*
Lester P. Silverman(7)	5,000	*
David M. Velazquez	56,096	*
All directors and executive officers as a group (25 persons)(8)	702,005	*

*	Less than 1% (with respect to a named executive officer, less than 0.1%).
(1)	Except as noted above or as otherwise indicated in the other footnotes below, each beneficial owner named in this table has sole voting and dispositive power over such owner’s shares. Except as may otherwise be indicated, these amounts include shares held through the DRP and shares allocated to a person’s 401(k) plan account, but do not include the following interests in our common stock, which interests do not confer voting power or dispositive power:
➢	shares of common stock underlying RSU awards granted under the LTIP or the 2012 LTIP which have not vested as of March 14, 2013 and will not vest on or before May 13, 2013;
➢	shares of common stock underlying RSU awards granted under the LTIP or the 2012 LTIP which have vested as of March 14, 2013 or will vest on or before May 13, 2013, but the settlement of the RSU award and the receipt of common stock thereby is deferred to a date that is later than May 13, 2013; and
➢	phantom shares credited to the account of a participant in the PHI Deferred Compensation Plan, from which a distribution may be received only in cash and which do not confer voting or dispositive power.
(2)	Includes 1,173 shares owned by Mr. Emge’s spouse. Mr. Emge disclaims beneficial ownership of these shares. Does not include 5,751 shares (plus all associated dividend equivalents) underlying an RSU award that will vest on a prorated basis on April 1, 2013, the settlement of which will not occur until October 2, 2013.
(3)	Includes 11,600 shares owned by Mr. Golden’s spouse. Mr. Golden disclaims beneficial ownership of these shares. Also includes 15,532 shares owned by Mr. Golden and his spouse as tenants in common.
(4)	Shares are owned through the Frank O. Heintz Trust of which Mr. Heintz is Trustee.
(5)	Does not include 8,452 shares underlying a vested RSU award, the settlement of which will not occur until August 2, 2013.
(6)	Includes 2,631 shares jointly owned with Mr. Rigby’s spouse. Does not include 60,757 shares underlying certain vested RSU awards, the settlement of which will not occur until the day after Mr. Rigby’s employment with PHI terminates (subject to compliance with Section 409A of the Code).
(7)	Includes 1,000 shares owned by Mr. Silverman’s spouse. Mr. Silverman disclaims beneficial ownership of these shares.
(8)	See responses to all footnotes above. Includes 157,345 shares beneficially owned by executive officers of the Company not named in the table above.

The following table sets forth the number and percentage of shares of common stock reported as beneficially owned by all persons known by us to own beneficially more than 5% of the common stock.

Name and Address of Beneficial Owner	Shares of Common Stock Owned	Percent of Common Stock Outstanding
BlackRock, Inc. 40 East 52nd Street New York, NY 10022(1)	12,541,749	5.5%
State Street Corporation One Lincoln Street Boston, MA 02111(2)	12,096,128	5.3%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(3)	14,132,458	6.2%

(1)	This disclosure is based solely on information contained in a Schedule 13G/A, as filed with the SEC on February 11, 2013, by BlackRock, Inc.
(2)	This disclosure is based solely on information contained in a Schedule 13G, as filed with the SEC on February 12, 2013, by State Street Corporation, in which it reported that it has shared voting and dispositive power over 12,096,128 shares of common stock.
(3)	This disclosure is based solely on information contained in a Schedule 13G/A, as filed with the SEC on February 11, 2013, by The Vanguard Group, in which it reported that it has:

➢	sole voting power over 630,676 shares of common stock;
➢	sole dispositive power over 13,758,582 shares of common stock; and
➢	shared dispositive power over 373,876 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any beneficial owner of more than 10% of the common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock. Based on a review of such reports filed during or with respect to 2012 and on written confirmations provided by its directors and executive officers, we believe that during 2012 all of our directors and executive officers filed on a timely basis the reports required by Section 16(a). We are not aware of any person or entity that beneficially owns more than 10% of our common stock.

COMMUNICATIONS, STOCKHOLDER PROPOSALS AND COMPANY INFORMATION

Communication with Members of the Board

The Company’s directors encourage interested parties, including employees and stockholders, to contact them directly and, if desired, confidentially or anonymously regarding matters of concern or interest, including concerns regarding questionable accounting or auditing matters. The names of the Company’s directors can be found on pages 13 to 19 of this proxy statement and on the Company’s Web site (http://www.pepcoholdings.com) under the link “Corporate Governance.”

The Company’s directors may be contacted in writing either individually or as a group or partial group (such as all non-management directors), in care of the Corporate Secretary, at the address listed in “— Contacting Us or Our Transfer Agent” on page 93 of this proxy statement. If you wish your communication to be treated confidentially, please write the word “CONFIDENTIAL” prominently on the envelope and address it to the director by name so that it can be forwarded without being opened. A communication addressed to multiple recipients (such as to “directors,” “all directors,” “all non-management directors,” or “independent directors”) will necessarily have to be opened and copied by the Office of the Corporate Secretary in order to forward it to each director, and hence cannot be transmitted unopened, but will be treated as a confidential communication. If you wish to remain anonymous, do not sign your letter or include a return address on the envelope.

Communications from Company employees regarding accounting, internal accounting controls or auditing matters may be submitted in writing addressed to:

Director, Internal Audit
Pepco Holdings, Inc.
701 Ninth Street, N.W., Room 8220
Washington, D.C. 20068

or by telephone at (202) 872-3341. Such communications will be handled initially by the Internal Audit Group, which will investigate the matter and report to the Audit Committee. If for any reason an employee does not wish to submit a communication to the Director, Internal Audit, the communication may be addressed to the Chairman of the Audit Committee using the procedure in the preceding paragraph for contacting a Company director, or by mail, telephone, facsimile or e-mail to the Company’s Ethics Officer, who will investigate the matter. Employees also may leave messages on the Ethics Officer’s hotline. Information on how employees may contact the Ethics Officer may be found on the PHI Intranet.

Stockholder Proposals and Director Nominations

In order to be considered for inclusion in our proxy statement for the 2014 annual meeting of stockholders, stockholder proposals must be received by the Company on or before November 27, 2013. However, if the date of such annual meeting is changed by more than 30 days from the date of the 2013 annual meeting, then the deadline would be a reasonable time before we begin to print and send our proxy materials.

A stockholder may introduce a resolution for consideration at a future annual meeting of stockholders or may nominate individuals for election as directors at such meeting, if the stockholder complies with the advance notice provisions set forth in our bylaws. In accordance with our bylaws, in order for a stockholder to properly bring such matters for consideration at the 2014 annual meeting of stockholders, the stockholder must give written notice to our Corporate Secretary no earlier than January 17, 2014, and no later than February 16, 2014. However, if the date of such annual meeting is more than 30 days before or more than 60 days after May 17, 2014, then the written notice must be received no later than 90 days prior to the meeting date or, if later, the tenth day following the day on which public disclosure of the annual meeting date was first made.

In order to introduce a resolution for consideration at a future annual meeting of stockholders, the stockholder’s notice must include the detailed information provided in our bylaws.

A stockholder also may recommend for the consideration of the Nominating Committee one or more candidates to serve as a nominee of the Company for election as a director. Any such recommendations for the 2014 annual meeting of stockholders must be submitted in writing to our Corporate Secretary on or before November 27, 2013, accompanied by the notice and all of the other information required under our bylaws to be provided in connection with the nomination of a director candidate by a stockholder. The Nominating Committee will take any such recommendations into account when selecting the nominees that it will recommend to the Board.

Where to Find More Information

Pursuant to the rules of the SEC, our 2012 Annual Report must accompany this proxy statement. You may view our 2012 Annual Report on the Internet by visiting our Web site at http://www.pepcoholdings.com.

We utilize our Web site as a recognized channel of distribution to provide important information regarding us and our subsidiaries to investors, including information with respect to the meeting. However, information contained on our Web site is not a part of this proxy statement. Any Web site references contained in this proxy statement are intended to be made only through inactive hyperlinks.

Portions of the 2012 Form 10-K have been utilized to prepare the 2012 Annual Report. Upon written request:

➢	we will furnish a copy of the 2012 Form 10-K (without exhibits), including the financial statements and the financial statement schedules contained in such report; and
➢	we will furnish a copy of any exhibit to our 2012 Form 10-K upon the payment of a fee equal to our reasonable expenses incurred in furnishing such exhibit.

See “— Contacting Us or Our Transfer Agent” for information on how to contact us to request this information. The written request must include a good faith representation that, as of March 20, 2013, the person making the request was a record or beneficial owner of common stock entitled to vote at the meeting.

Householding of Proxy Materials

To reduce the expense of delivering duplicate sets of proxy materials to multiple stockholders sharing the same address, we have adopted a procedure approved by the SEC called “householding.” This procedure saves printing costs and postage fees, and conserves natural resources.

Under the householding procedure, certain stockholders of record who have the same address and last name will receive only one copy of the Notice of Availability and/or set of proxy materials, unless one or more of the stockholders at that address has previously notified us that they want to receive separate copies. However, each 401(k) plan participant will continue to receive a paper copy of all of the proxy materials.

Under the SEC’s householding rules, intermediaries also may deliver a single copy of the proxy materials or Notice of Availability to two or more stockholders that share the same address. If you and other residents at your mailing address own shares of common stock in street name through a broker or bank, you may have received a notice that your household will be sent only one copy of the proxy materials or the Notice of Availability. If you did not provide your broker or bank with notice that you object to this householding, you may have been deemed to have consented to the householding of information.

Regardless of how you own your shares, if you received a single set of proxy materials or a single Notice of Availability as a result of householding, and one or more stockholders at your address would like to have separate copies of these materials with respect to the meeting or in the future, please contact American Stock Transfer & Trust Company, the Company’s transfer agent, as noted in “— Contacting Us or Our Transfer Agent,” who will deliver the requested materials promptly to you. If you own your shares in street name, your notification should include the name of your brokerage firm or bank and your account number.

If you are a record holder of shares of common stock who is receiving multiple copies of our stockholder communications at your address and you would like to receive only one copy for your household, please contact American Stock Transfer & Trust Company. If you own your shares in street name, please contact the intermediary. To enable us to provide better stockholder service, we encourage stockholders to have all the shares they hold of record registered in the same name and under the same address.

Contacting Us or Our Transfer Agent

How to Contact Us	How to Contact Our Transfer Agent
Pepco Holdings, Inc. 701 Ninth Street, N.W., Room 1300 Washington, D.C. 20068 Attention: Corporate Secretary	American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, New York 11219-9821 (866) 254-6502 (toll-free)

OTHER INFORMATION

Other Matters Which May Come Before the Annual Meeting

The Board does not know of any other matter to be brought before the meeting. If any other matter properly comes before the meeting, your proxy, whether given by a signed proxy card, or via the Internet or by telephone, gives the designated proxy holders discretionary authority to vote on such matters.

Solicitation of Proxies at the Annual Meeting

We will bear the costs of solicitation of proxies, including the reimbursement of banks and brokers for certain costs incurred in forwarding proxy materials to beneficial owners. We have retained AST Phoenix Partners in connection with this solicitation, at an anticipated cost to us of approximately $12,500, plus expenses. In addition to the use of the mails, our officers, directors and employees may solicit proxies personally, by telephone or facsimile or via the Internet. These individuals will not receive any additional compensation for these activities.

Status of Information Included in this Proxy Statement

Our 2012 Form 10-K includes our consolidated balance sheets for each of the years ended December 31, 2012 and 2011, and our consolidated statements of income, comprehensive income, cash flows and equity for each of the years ended December 31, 2012, 2011 and 2010. In accordance with the rules of the SEC, the 2012 Annual Report, which includes a portion of the information included in the 2012 Form 10-K, accompanies this proxy statement. However, neither the 2012 Annual Report nor the 2012 Form 10-K forms any part of this proxy statement nor the material being used for the solicitation of proxies at the meeting.

We are permitted under the Securities Act and the Exchange Act to “incorporate by reference” information in whole or in part from certain future filings, including this proxy statement. Information that is “incorporated by reference” into a filing means that it is deemed to be a part of that filing even though the information does not actually appear within it. However, the following information that is part of or accompanies this proxy statement is not deemed to be incorporated by reference into any of our filings under either the Securities Act or the Exchange Act, unless we have otherwise specifically provided for it in such filing:

➢	the Compensation Committee Report;
➢	the Audit Committee Report;
➢	the 2012 Annual Report to Stockholders that accompanies this proxy statement; and
➢	the “Five-Year Performance Graph” contained in the 2012 Annual Report.

As a result, the foregoing information will not be deemed to be “soliciting material” subject to Regulation 14A under the Exchange Act or “filed” with the SEC under Section 18 of the Exchange Act.

ANNEX A

Pepco Holdings, Inc. Audit Committee

Policy on the Approval of Services Provided By the Independent Auditor

I.	Overview

Under the federal securities laws and the rules of the Securities and Exchange Commission (the “SEC”), the annual consolidated financial statements of Pepco Holdings, Inc. (the “Company”) and each of its subsidiaries that has a reporting obligation (a “Reporting Company”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be audited by an “independent” public accountant. Likewise, the quarterly financial statements of the Company and each Reporting Company must be reviewed by an “independent” public accountant.

Under SEC regulations, a public accountant is not “independent” if it provides certain specified non-audit services to an audit client. In addition, a public accountant will not qualify as “independent” unless (i) before the accountant is engaged to provide audit or non-audit services, the engagement is approved by the public company’s audit committee or (ii) the engagement to provide audit or non-audit services is pursuant to pre-approved policies and procedures established by the audit committee.

Under the Audit Committee Charter, the Audit Committee of the Company has sole authority (i) to retain and terminate the Company’s independent auditors, (ii) to pre-approve all audit engagement fees and terms and (iii) to pre-approve all significant audit-related relationships with the independent auditor. This Policy sets forth the policies and procedures adopted by the Audit Committee with respect to the engagement of the Company’s independent auditor to provide audit and non-audit services to the Company and its subsidiaries (as defined by Rule 1-02 (x) of SEC Regulation S-X).

The Audit Committee also serves as the audit committee for each subsidiary of the Company that is a Reporting Company for the purpose of approving audit and non-audit services to be provided by the independent auditor(s) of such Reporting Companies. In this capacity, the Audit Committee has determined that this Policy also shall govern the engagement of the independent auditor for each such Reporting Company.

II.	Statement of Principles

The Audit Committee recognizes the importance of maintaining the independence of its external auditor both in fact and appearance. In order to ensure that the independence of the Company’s external auditor is not, in the judgment of the Audit Committee, impaired by any other services that the external auditor may provide to the Company and its subsidiaries:

•	The Audit Committee shall approve in advance all services — both audit and permitted non-audit services — provided to the Company or any of its subsidiaries by the Company’s independent auditor in accordance with the procedures set forth in this Policy.
•	The Audit Committee shall not engage the Company’s independent auditor to provide to the Company or any of its subsidiaries any non-audit services that are unlawful under Section 10A of the Exchange Act or that would impair the independence of the Company’s independent auditor under the standards set forth in Rule 2-01 of SEC Regulation S-X (“Prohibited Non-Audit Services”).

III.	Approval of Annual Audit Services

The annual audit services provided to the Company and its subsidiaries by the Company’s independent auditor shall consist of:

•	The audit of the annual consolidated financial statements of the Company and each other Reporting Company and the other procedures required to be performed by the independent auditor to be able to form an opinion on the financial statements.
•	Review of the quarterly consolidated financial statements of the Company and each Reporting Company.
•	The attestation engagement for the independent auditor’s report on management’s statement on the effectiveness of the Company’s internal control over financial reports.

•	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings, including consents and comfort letters provided to underwriters, reviews of registration statements and prospectuses, and assistance in responding to SEC comment letters.
•	All such audit services must be approved annually by the Audit Committee following a review by the Audit Committee of the proposed terms and scope of the engagement and the projected fees. Any subsequent change of a material nature in the terms, scope or fees associated with such annual audit services shall be approved in advance by the Audit Committee.
•	Any additional audit services may be pre-approved annually at the Annual Meeting at which the annual audit services are approved. If not pre-approved, each additional annual audit service must be approved by the Audit Committee in advance on a case-by-case basis.

IV.	Approval of Audit-Related Services

Audit-related services consist of assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Company and each Reporting Company, other than the annual audit services described in Section III above. Audit-related services may include, but are not limited to:

•	Employee benefit plan audits.
•	Due diligence related to mergers and acquisitions.
•	Accounting consultations and audits in connection with acquisitions.
•	Internal control reviews.
•	Attest services related to financial reporting that are not required by statute or regulation.

Audit-related services may be pre-approved annually at the meeting of the Audit Committee at which the annual audit services are approved. If not pre-approved, each audit-related service must be approved by the Audit Committee in advance on a case-by-case basis.

V.	Approval of Tax Services

Tax services consist of professional services rendered by the independent auditor to the Company or any of its subsidiaries for tax compliance, tax advice and tax planning. Tax services may be pre-approved annually at the meeting of the Audit Committee at which the annual audit services are approved. If not pre-approved, each tax service must be approved by the Audit Committee in advance on a case-by-case basis.

VI.	Approval of All Other Services

Any other services to be provided by the Company’s independent auditor, other than Prohibited Non-Audit Services, may be pre-approved annually at the meeting of the Audit Committee at which the annual audit services are approved. If not pre-approved, each such other service must be approved by the Audit Committee in advance on a case-by-case basis.

VII.	Procedures

At the meeting of the Audit Committee to select the independent auditor for the Company and each of the Reporting Companies, the Chief Financial Officer shall submit to the Audit Committee a list of the additional audit services, audit-related services, tax services and other services, if any, that the Company and the Related Companies wish to have pre-approved for the ensuing year. The list shall be accompanied by:

•	a written description (which may consist of or include a description furnished to the Company by the independent auditor) of the services to be provided in detail sufficient to enable the Audit Committee to make an informed decision with regard to each proposed service, and, to the extent determinable, an estimate provided by the independent auditor of the fees for each of the services; and
•	confirmation of the independent auditor that (i) it would not be unlawful under Section 10A of the Exchange Act for the independent auditor to provide the listed non-audit services to the Company or any of its subsidiaries and (ii) none of the services, if provided by the independent auditor to the Company or any of its subsidiaries, would impair the independence of the auditor under the standards set forth in Rule 2-01 of SEC Regulation S-X.

If a type of non-audit service is pre-approved by the Audit Committee, and the Company or any of its subsidiaries subsequently engages the independent auditor to provide that service, the Company’s Chief Financial Officer shall report the engagement to the Audit Committee at its next regularly scheduled meeting.

VIII.	Delegation

The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to approve, upon the receipt of the documentation referred to in Section VII above, on a case-by-case basis any non-audit service less than $1,000,000 of the types referred to in Sections IV, V and VI above (i.e. an audit-related, tax or other service) at any time other than at a meeting of the Audit Committee. The Chairman shall report any services so approved to the Audit Committee at its next regularly scheduled meeting. In no circumstances shall the responsibilities of the Audit Committee under this Policy be delegated to the management of the Company or any of its subsidiaries.

Printed on recycled paper.

ANNUAL MEETING OF STOCKHOLDERS OF

May 17, 2013

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21330300000000000100 9	051713

P e p c o  H o l d i n g s ,  I n c .
C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2:		FOR	AGAINST	ABSTAIN
1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.			2.	A proposal to approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
		NOMINEES:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3:		FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O	Jack B. Dunn, IV	3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.	☐	☐	☐
		O	H. Russell Frisby, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Terence C. Golden
		O	Patrick T. Harker	4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
☐	FOR ALL EXCEPT (See instructions below)	O	Frank O. Heintz		THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
		O	Barbara J. Krumsiek
		O	George F. MacCormack
		O	Lawrence C. Nussdorf
		O	Patricia A. Oelrich
		O	Joseph M. Rigby
		O	Frank K. Ross
		O	Pauline A. Schneider
		O	Lester P. Silverman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.☐
					MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25700

Attendance at the meeting is limited to stockholders and their legal proxies.

ADMISSION TICKET - Bring this with you to the meeting.

As described in the Proxy Statement, cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases and packages will not be permitted in the meeting room.
In order to be admitted to the meeting, you must present a valid form of government-issued photo identification, such as a driver's license, that matches your name on this admission ticket.

Pepco Holdings, Inc.	Delmarva Power Conference Center
2013 Annual Meeting	4100 South Wakefield Drive
Newark, Delaware 19702
May 17, 2013 at 10:00 a.m.

PROXY
Delmarva Power Conference Center
4100 South Wakefield Drive
Newark, Delaware 19702

Annual Meeting of Stockholders - May 17, 2013

The undersigned hereby appoints JOSEPH M. RIGBY, FREDERICK J. BOYLE AND KEVIN C. FITZGERALD, and each of them, as proxies of the undersigned, with power of substitution, to attend the above Annual Meeting to be held on Friday, May 17, 2013 at 10:00 a.m., Eastern time, at the Delmarva Power Conference Center, 4100 South Wakefield Drive, Newark, Delaware, and all adjournments and postponements thereof, and thereat to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present on matters set forth in the Proxy Statement and upon such other matters as may properly come before the Annual Meeting.

The proxy conferred hereby will be voted in accordance with the voting instructions given on the reverse side.  If no instructions are given on any matter, the proxy conferred hereby will be voted FOR such matter, and in the discretion of the above-named proxy upon such other matters as may properly come before the Annual Meeting.

This Proxy is solicited on behalf of
the Board of Directors of Pepco Holdings, Inc.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

May 17, 2013
PROXY VOTING INSTRUCTIONS

MAIL - Mark, sign, and date your proxy card and return it (so that it is received on or before 5:00 p.m. Eastern Time the day before the meeting date) in the postage-paid envelope we have provided or return it to: Operations Center, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219-9821
-OR -
TELEPHONE - 1-800-PROXIES (1-800-776-9437) Use any touch-tone telephone to transmit your voting instructions up until 5:00 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be given simple voting instructions to follow.
-OR -
INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the Web site.  You will be given simple voting instructions to obtain your records and to create an electronic voting instruction form.

COMPANY NUMBER
ACCOUNT NUMBER

ADMISSION TICKET on reverse side.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

21330300000000000100 9	051713

P e p c o  H o l d i n g s ,  I n c .
C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2:		FOR	AGAINST	ABSTAIN
1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.			2.	A proposal to approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
		NOMINEES:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3:		FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O	Jack B. Dunn, IV	3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.	☐	☐	☐
		O	H. Russell Frisby, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Terence C. Golden
		O	Patrick T. Harker	4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
☐	FOR ALL EXCEPT (See instructions below)	O	Frank O. Heintz		THIS PROXY CARD IS VALID ONLYWHEN SIGNED AND DATED
		O	Barbara J. Krumsiek
		O	George F. MacCormack
		O	Lawrence C. Nussdorf
		O	Patricia A. Oelrich		Shares held in the Shareholder Dividend Reinvestment Plan are voted on this Proxy.
		O	Joseph M. Rigby
		O	Frank K. Ross
		O	Pauline A. Schneider
		O	Lester P. Silverman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.☐
					MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one holder must sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

May 17, 2013

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21330300000000000100 9	051713

P e p c o  H o l d i n g s ,  I n c .
C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2:		FOR	AGAINST	ABSTAIN
1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.			2.	A proposal to approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
		NOMINEES:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3:		FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O	Jack B. Dunn, IV	3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.	☐	☐	☐
		O	H. Russell Frisby, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Terence C. Golden
		O	Patrick T. Harker	4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
☐	FOR ALL EXCEPT (See instructions below)	O	Frank O. Heintz		THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED.
		O	Barbara J. Krumsiek
		O	George F. MacCormack
		O	Lawrence C. Nussdorf
		O	Patricia A. Oelrich
		O	Joseph M. Rigby
		O	Frank K. Ross
		O	Pauline A. Schneider
		O	Lester P. Silverman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.☐
					MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Plan Participant	Date:	Signature of Plan Participant	Date:

Note: Please sign exactly as your name or names appear on this instruction form. If signing in capacity as beneficiary or executor, please give full title.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25700

Attendance at the meeting is limited to stockholders and their legal proxies.

ADMISSION TICKET - Bring this with you to the meeting.

As described in the Proxy Statement, cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases and packages will not be permitted in the meeting room.
In order to be admitted to the meeting, you must present a valid form of government-issued photo identification, such as a driver's license, that matches your name on this admission ticket.

Pepco Holdings, Inc.	Delmarva Power Conference Center
2013 Annual Meeting	4100 South Wakefield Drive
Newark, Delaware 19702
May 17, 2013 at 10:00 a.m.

VOTING INSTRUCTION FORM
Delmarva Power Conference Center
4100 South Wakefield Drive
Newark, Delaware 19702

Annual Meeting of Stockholders - May 17, 2013

The undersigned hereby instructs the trustee(s) (collectively, the "Trustee") of the Pepco Holdings, Inc. (the "Company") Retirement Savings Plan (the "Plan") to vote shares of the Company's Common Stock that are credited to the account(s) of the undersigned in the Plan (the "Plan Shares") at the Company's 2013 Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Friday, May 17, 2013 at 10:00 a.m., Eastern time, at the Delmarva Power Conference Center, 4100 South Wakefield Drive, Newark, Delaware, and at all adjournments and postponements thereof, on matters set forth in the accompanying Proxy Statement and upon such other matters as may properly come before the Annual Meeting.

If you are a current or former employee who is a participant in the Plan, then the number of shares printed on the enclosed instruction form represents the number of Plan Shares credited to your account(s).  By completing, dating, signing and returning this instruction form, you will be providing the Trustee with instructions on how to vote the Plan Shares at the Annual Meeting.  If you do not provide voting instructions for your Plan Shares as to any matter to be approved at the Annual Meeting, the Trustee will vote the Plan Shares in proportion to the voting instructions given on that matter by the other participants in the Plan.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

May 17, 2013
PROXY VOTING INSTRUCTIONS

MAIL - Mark, sign, and date your instruction form and return it (so that it is received on or before 5:00 p.m. Eastern Time the day before the meeting date) in the postage-paid envelope we have provided or return it to: Operations Center, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219-9821
-OR -
TELEPHONE - 1-800-PROXIES (1-800-776-9437) Use any touch-tone telephone to transmit your voting instructions up until 5:00 p.m. Eastern Time the day before the meeting date. Have your instruction form in hand when you call. You will be given simple voting instructions to follow.
-OR -
INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m. Eastern Time the day before the meeting date.  Have your instruction form in hand when you access the Web site.  You will be given simple voting instructions to obtain your records and to create an electronic voting instruction form.

COMPANY NUMBER
ACCOUNT NUMBER

ADMISSION TICKET on reverse side.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

21330300000000000100 9	051713

P e p c o  H o l d i n g s ,  I n c .
C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2:		FOR	AGAINST	ABSTAIN
1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.			2.	A proposal to approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
		NOMINEES:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3:		FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O	Jack B. Dunn, IV	3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.	☐	☐	☐
		O	H. Russell Frisby, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Terence C. Golden
		O	Patrick T. Harker	4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
☐	FOR ALL EXCEPT (See instructions below)	O	Frank O. Heintz		THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED.
		O	Barbara J. Krumsiek
		O	George F. MacCormack
		O	Lawrence C. Nussdorf
		O	Patricia A. Oelrich
		O	Joseph M. Rigby
		O	Frank K. Ross
		O	Pauline A. Schneider
		O	Lester P. Silverman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.☐
					MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Plan Participant	Date:	Signature of Plan Participant	Date:

Note: Please sign exactly as your name or names appear on this instruction form. If signing in capacity as beneficiary or executor, please give full title.

PEPCO HOLDINGS, INC. ANNUAL MEETING FOR HOLDERS AS OF 3/20/13 TO BE HELD ON 5/17/13 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

To vote by Internet
1) Go to website www.proxyvote.com.
2) Follow the instructions provided on the website.

To vote by Telephone
1) Call 1-800-454-8683.
2) Follow the instructions.

To vote by Mail
1) Check the appropriate boxes on the voting instruction form below.
2) Sign and date the voting instruction form.
3) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M57718-P34217

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:			☐	☐	☐

1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.				PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

Nominees:

	01) Jack B. Dunn, IV 02) H. Russell Frisby, Jr. 03) Terence C. Golden 04) Patrick T. Harker 05) Frank O. Heintz 06) Barbara J. Krumsiek 07) George F. MacCormack	08) Lawrence C. Nussdorf 09) Patricia A. Oelrich 10) Joseph M. Rigby 11) Frank K. Ross 12) Pauline A. Schneider 13) Lester P. Silverman
						For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposals:

2.	A proposal to approve, on an advisory basis, the Company's executive compensation.					☐	☐	☐

3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.					☐	☐	☐

4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

	Signature [PLEASE SIGN WITHIN BOX]			Date